                                                                   EXHIBIT 10.32

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                           LIMITED LIABILITY COMPANY



                                   AGREEMENT



                                      OF



                       APS-SUMMIT CARE PHARMACY, L.L.C.,
                     a Delaware Limited Liability Company



                         Dated as of November 30, 1996


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

                                TABLE OF CONTENTS



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ARTICLE I - ORGANIZATIONAL MATTERS.....................................     1
1.1  Formation.........................................................     1
1.2  Name..............................................................     1
1.3  Principal Place of Business; Other Places of Business.............     1
1.4  Purpose...........................................................     1
1.5  Certificate of Formation; Filings.................................     1
1.6  Fictitious Business Name Statements...............................     1
1.7  Designated Agent for Service of Process...........................     2
1.8  Term..............................................................     2

ARTICLE 2 - DEFINITIONS................................................     2

2.1  "Act".............................................................     2
2.2  "Additional Members"..............................................     2
2.3  "Affected Member".................................................     2
2.4  "Adjusted Capital Account Deficit"................................     2
2.5  "Affiliate".......................................................     2
2.6  "Agreement".......................................................     2
2.7  "Assignee"........................................................     3
2.8  "Bona Fide Offer".................................................     3
2.9  "Business"........................................................     3
2.10  "Capital Account"................................................     3
2.11  "Capital Contributions"..........................................     4
2.12  "Cash Available for Distribution"................................     4
2.13  "Certificate"....................................................     4
2.14  "Code"...........................................................     4
2.15  "Company"........................................................     4
2.16  "Company Assets".................................................     4
2.17  "Company Minimum Gain"...........................................     4
2.18  "Company Price"..................................................     4
2.19  [Intentionally deleted.).........................................     4
2.20  "Depreciation"...................................................     4
2.21  "Economic Interest"..............................................     5
2.22  "Fundamental Change".............................................     5
2.23  "Gross Asset Value"..............................................     6
2.24  "Immediate Family"...............................................     7
2.25  "Incapacity".....................................................     7
2.26  "Indemnitee".....................................................     7
2.27  "Majority in Interest"...........................................     7
2.28  "Majority of Remaining Members"..................................     7
2.29  "Member Minimum Gain"............................................     7
2.30  "Member Nonrecourse Debt"........................................     7
2.31  "Member Nonrecourse Deductions"..................................     7
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                                       i
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2.32  "Members"........................................................     7
2.33  "Membership Interest" or "Interest"..............................     7
2.34  "Net Profits" or "Net Losses"....................................     7
2.35  "Nonrecourse Deductions".........................................     8
2.36  "Nonrecourse Liability"..........................................     8
2.37  "Non-Transferring Members".......................................     8
2.38  "Offerer"........................................................     8
2.39  "Offer"..........................................................     8
2.40  "Offer by Transferor"............................................     8
2.41  "Operating Cash Expenses"........................................     9
2.42  "Ordinary Course"................................................     9
2.43  "Percentage Interest"............................................     9
2.44  "Person".........................................................     9
2.45  "Recourse Liability".............................................     9
2.46  "Regulations"....................................................     9
2.47  "Regulatory Allocations".........................................     9
2.48  "Representative".................................................     9
2.49  "Reserves".......................................................     9
2.50  "Responsible Party"..............................................     9
2.51  "Substitute Member"..............................................     9
2.52  "Summit Care"....................................................     9
2.55  "Supermajority in Interest"......................................     9
2.54  "Terminating Capital Transaction"................................     10
2.55  "Termination Payment"............................................     10
2.56  "Transfer".......................................................     10
2.57  "Transferee".....................................................     10
2.58  "Transferor".....................................................     10
2.59  "Unaffected Members".............................................     10

ARTICLE 3 - CAPITAL; CAPITAL ACCOUNTS AND MEMBERS......................     10

3.1   Initial Capital Contributions of Members.........................     10
3.2   Additional Capital Contributions by Member.......................     10
3.3   Capital Accounts.................................................     11
3.4   Additional Members...............................................     11
3.5   Member Capital...................................................     11
3.6   Member Loans.....................................................     11
3.7   Liability of Members.............................................     11

ARTICLE 4 - DISTRIBUTIONS..............................................     12

4.1   Distributions of Cash Available for Distribution.................     12
4.2   Distributions Upon Liquidation...................................     12
4.3   Withholding......................................................     12
4.4   Distributions in Kind............................................     13
4.5   Limitations on Distributions.....................................     13
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                                       ii
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ARTICLE 5 - ALLOCATIONS OF NET PROFITS AND NET LOSSES...................   13

5.1   General Allocation of Net Profits and Losses......................   13
5.2   Regulatory Allocations............................................   13
5.3   Tax Allocations...................................................   15
5.4   Other Provisions..................................................   15

ARTICLE 6 - OPERATIONS..................................................   16

6.1   Management........................................................   16
6.2   Reliance By Third Parties.........................................   18
6.3   Compensation......................................................   18
6.4   Records and Reports...............................................   18
6.5   Indemnification and Liability of the Member.......................   19
6.6   Covenant Not To Compete...........................................   20
6.7   Services..........................................................   21

ARTICLE 7 - INTERESTS AND TRANSFERS OF INTERESTS........................   21

7.1   Transfers.........................................................   21
7.2   Further Restrictions..............................................   21
7.3   Rights of Assignees...............................................   22
7.4   Admissions and Withdrawals........................................   22
7.5   Payment Upon Withdrawal of Member.................................   22
7.6   Admission of Assignees as Substitute Members......................   22
7.7   Withdrawal of Members.............................................   23
7.8   Conversion of Membership Interest.................................   23
7.9   Right of First Refusal............................................   23
7.10  Buy and Sell Rights...............................................   25
7.11  Option to Purchase Upon Fundamental Change........................   26

ARTICLE 8 - DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE
COMPANY.................................................................   27

8.1   Limitations.......................................................   27
8.2   Exclusive Causes..................................................   27
8.3   Effect of Dissolution.............................................   27
8.4   No Capital Contribution Upon Dissolution..........................   28
8.5   Liquidation.......................................................   28

ARTICLE 9 - MISCELLANEOUS...............................................   28

9.1 Amendments..........................................................   28
9.2 Accounting and Fiscal Year..........................................   29
9.3 Meetings............................................................   29
9.4 Entire Agreement....................................................   29
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9.5   Further Assurances................................................   29
9.6   Notices...........................................................   29
9.7   Tax Matters.......................................................   29
9.8   Governing Law.....................................................   30
9.9   Arbitration.......................................................   30
9.10  Construction......................................................   30
9.11  Captions - Pronouns...............................................   30
9.12  Binding Effect....................................................   30
9.13  Severability......................................................   30
9.14  Confidentiality...................................................   30
9.15  Counterparts......................................................   31
9.16  No Referrals......................................................   31
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                                      iv

                      LIMITED LIABILITY COMPANY AGREEMENT
                                      OF
                       APS-SUMMIT CARE PHARMACY, L.L.C.


        THIS LIMITED LIABILITY COMPANY AGREEMENT (the "AGREEMENT") is made and entered into as of the 30th day of November, 1996, by and between American Pharmaceutical Services, Inc., a Delaware corporation ("APS"), and Summit Care Pharmacy, Inc., a California corporation ("SCPI"; each of APS and SCPI are a MEMBER, as defined below) for the purpose of forming APS-Summit Care Pharmacy, L.L.C. (the "COMPANY"), a limited liability company organized under the Delaware Limited Liability Company Act (the "ACT").


                                   ARTICLE 1
                            ORGANIZATIONAL MATTERS

        1.1 FORMATION. The Members hereby form the Company under the Act for the purposes and upon the terms and conditions hereinafter set forth. The rights and liabilities of the Members of the Company shall be as provided in the Act, except as otherwise expressly provided herein. In the event of any inconsistency between any terms and conditions contained in this Agreement and any nonmandatory provisions of the Act, the terms and conditions contained in this Agreement shall govern.

        1.2 NAME. The name of the Company shall be "APS-Summit Care Pharmacy, L.L.C." The Company may also conduct business at the same time under one or more fictitious names if a Majority in Interest determines that such is in the best interests of the Company. The Members may, upon the written consent of a Majority in Interest, change the name of the Company, from time to time, in accordance with applicable law.

        1.3 PRINCIPAL PLACE OF BUSINESS; OTHER PLACES OF BUSINESS. The principal place of business of the Company is located at 2324 Ridgepoint Drive, Suite G-1, Austin, Texas 78754 or such other place within or outside the State of Delaware as a Majority in Interest may from time to time designate. The Company may maintain offices and places of business at such other place or places within or outside the State of Delaware as a Majority in Interest deems advisable.

        1.4 PURPOSE. The Company shall provide institutional pharmacy services to nursing homes, retirement centers and the patients and residents residing in such facilities, and may engage in any and all other lawful business, purpose or activity in which a limited liability company may be engaged under applicable law (including, without limitation, the Act).

        1.5 CERTIFICATE OF FORMATION; FILINGS. The Members shall cause to be executed and filed a Certificate of Formation in the form attached as Schedule I hereto (the "CERTIFICATE") in the Office of the Delaware Secretary of state as required by the Act. Any Member may, upon the written consent of a Majority in Interest, execute and file any duly authorized amendments to the Certificate from time to time in a form prescribed by the Act.

        1.6 FICTITIOUS BUSINESS NAME STATEMENTS. Following the execution of this Agreement, fictitious business name statements shall be filed and published when and if a Majority in Interest determines it necessary. Any such statement shall be renewed as required by applicable law.

        1.7 DESIGNATED AGENT FOR SERVICE OF PROCESS. The Company shall continuously maintain a registered office and a designated and duly qualified agent for service of process on the Company in the State of Delaware.

        1.8 TERM. The Company shall commence on the date that the Certificate is filed with the Office of the Delaware Secretary of State, and shall continue until terminated pursuant to this Agreement.

                                   ARTICLE 2
                                  DEFINITIONS

        Capitalized words and phrases used and not otherwise defined elsewhere in this Agreement shall have the following meanings:

        2.1        "ACT" is defined in the Preamble.

        2.2 "ADDITIONAL MEMBERS" means those Persons admitted to the Company pursuant to Paragraph 3.4 of this Agreement.

        2.3        "AFFECTED MEMBER" is defined in Paragraph 7.11.1.

        2.4 "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

                2.4.1        Add to such Capital Account the following items:

                        (a) The amount, if any, that such Member is obligated to contribute to the Company pursuant to this Agreement upon liquidation of such Member's Interest; and

                        (b) The amount that such Member is obligated to restore or is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentence of each of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                2.4.2 Subtract from such Capital Account such Member's share of the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4),
(5) and (6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

        2.5 "AFFILIATE" means, with reference to a specified Person: (a) a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person, (b) any Person that is an officer, partner or trustee of, or serves in a similar capacity with respect to, the specified Person, or for which the specified Person is an officer, partner or trustee, or serves in a similar capacity, or (c) any member of the Immediate Family of the specified Person.

        2.6        "AGREEMENT" is defined in the Preamble.

        2.7 "ASSIGNEE" means any Person (a) to whom a Member (or assignee thereof) Transfers all or any part of its Interest, and (b) which has not been. admitted to the Company as a Substitute Member pursuant to Paragraph 7.6 of this Agreement.

        2.8 "BONA FIDE OFFER" shall mean an offer in writing signed by a third party offeror or offerors (who must be a Person financially capable of carrying out the term of such Bona Fide Offer), in a form legally enforceable against such third party offeror or offerors.

        2.9 "BUSINESS" means the provision of institutional pharmacy services to nursing homes, retirement centers and the patients and residents residing in such facilities, or any and all other lawful business, purpose or activity in which the Company may be engaged.

        2.10 "CAPITAL ACCOUNT" means the Capital Account maintained for each Member on the Company's books and records in accordance with the following provisions:

                2.10.1 To each Member's Capital Account there shall be added (a) such Member's Capital Contributions, (b) such Member's allocable share of Net Profits and any items in the nature of income or gain that are specially allocated to such Member pursuant to Article 5 hereof or other provisions of this Agreement, and (c) the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member.

                2.10.2 From each Member's Capital Account there shall be subtracted (a) the amount of (i) cash and (ii) the Gross Asset Value of any Company Assets (other than cash) distributed to such Member (other than any payment of principal and/or interest to such Member pursuant to the terms of a loan made by the Member to the Company) pursuant to any provision of this Agreement, (b) such Member's allocable share of Net Losses and any other items in the nature of expenses or losses that are specially allocated to such Member pursuant to Article 5 or other provisions of this Agreement.

                2.10.3 In the event any interest in the Company is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

                2.10.4 In determining the amount of any liability for purposes of Paragraphs 2.10.1 and 2.10.2 hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

                2.10.5 The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2 and shall be interpreted and applied in a manner consistent with such Regulations. In the event that a Majority in Interest shall determine that it is prudent to modify the manner in which the Capital Accounts, or any additions or subtractions thereto, are computed in order to comply with such Regulations, the Members may, upon the written consent of a Majority in Interest, make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Member pursuant to Article 8 hereof upon the dissolution of the Company. Upon the written consent of a Majority in Interest, the Members shall also make (a) any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations

        Section 1.704-1(b)(2)(iv)(q), and (b) any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Sections 1.704-1(b) and 1.704-2.

        2.11 "CAPITAL CONTRIBUTIONS" means, with respect to any Member, the total amount of money and the initial Gross Asset Value of property (other than money), less any liabilities of such Member assumed by the Company or any liabilities which are secured by any property contributed to the capital of the Company by such Member, whether as an initial Capital Contribution or as an additional Capital Contribution.

        2.12 "CASH AVAILABLE FOR DISTRIBUTION" means, with respect to any fiscal year, all Company cash receipts (excluding the proceeds from any Terminating Capital Transaction), after deducting payments for Operating Cash Expenses, payments required to be made in connection with any loan to the Company or any other loan secured by a lien on any Company Assets, capital expenditures and any other amounts set aside for the restoration, increase or creation of reasonable Reserves.

        2.13 "CERTIFICATE" means the Certificate of Formation of the Company filed under the Act in the Office of the Delaware Secretary of State for the purpose of forming the Company as a Delaware limited liability company, and any duly authorized, executed and filed amendments or restatements thereof.

        2.14 "CODE" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

        2.15        "COMPANY" is defined in the Preamble.

        2.16 "COMPANY ASSETS" means all direct and indirect interests in real and personal property owned by the Company from time to time, and shall include both tangible and intangible property (including cash and cash equivalents).

        2.17 "COMPANY MINIMUM GAIN" has the meaning set forth in Regulations Sections 1.7042(b)(2) and 1.704-2(d)(1) for the phrase "partnership minimum gain."

        2.18        "COMPANY PRICE" is defined in Paragraph 7.10.1

        2.19        [Intentionally deleted.]

        2.20 "DEPRECIATION" means, for each fiscal year or other period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method agreed to by a Majority in Interest.

        2.21 "ECONOMIC INTEREST" means a Person's right to share in the Net Profits, Net Losses, or similar items of, and to receive distributions from, the Company, but does not include any other rights of a Member including, without limitation, the right to vote or to participate in the management of the Company, or, except as specifically provided in this Agreement or required under the Act, any right to information concerning the business and affairs of the Company.

        2.22 "FUNDAMENTAL CHANGE" means the happening of any of the following events with respect to a Member (or, in the case of SCPI, with respect to either SCPI or Summit Care), without receiving the written consent of a majority in interest of the Unaffected Members:

        (a) the sale of substantially all of its assets to a Person or a group of associated or affiliated Persons who are not affiliated with such Member (or, in the case of SCPI, with either SCPI or Summit Care, as the case may be);

        (b) the sale, issuance, exchange or other disposition of more than fifty percent (50%) of any class or series of the outstanding capital stock of such Member (or, in the case of SCPI, either SCPI or Summit Care) in one transaction or a series of related transactions to a Person or a group of associated or affiliated Persons who are not affiliated with such Member (or, in the case of SCPI, with either SCPI or Summit Care, as the case may be);

        (c) the dissolution or liquidation of such Member (or, in the case of SCPI, of either SCPI or Summit Care);

        (d) a merger or other reorganization with one or more entities in which such Member (or, in the case of SCPI, either SCPI or Summit Care) is not the surviving entity, or if such Member (or, in the case of SCPI, either SCPI or Summit Care) is the surviving entity, the ownership of fifty percent (50%) or more of its voting common stock, is held by a Person or entity not currently holding fifty percent (50%) of such voting common stock;

        (e)     such Member (or, in the case of SCPI, either SCPI or Summit
                Care) becomes insolvent or makes an assignment for the benefit of creditors, or voluntary proceedings are instituted by such Member (or, in the case of SCPI, either SCPI or Summit Care) under the Bankruptcy Code as amended, or involuntary proceedings are instituted against such Member (or, in the case of SCPI, against either SCPI or Summit Care) under the Bankruptcy Code, as amended and such involuntary proceedings are not dismissed within sixty (60) days thereafter;

        (f) a receiver is appointed for such Member (or, in the case of SCPI, for either SCPI or Summit Care) or its assets; or

        (g) any other event or transaction by which effective control of such Member (or, in the case of SCPI, of either SCPI or Summit
                Care) is transferred to, or vested in, a Person who is not affiliated with such Member (or, in the case of SCPI, with either SCPI or Summit Care).

        Notwithstanding the foregoing, a public distribution of securities by a Member (or, in the case of SCPI, by either SCPI or Summit Care) shall not be deemed a Fundamental Change with respect to such Member (or, in the case of SCPI, with respect to either SCPI or Summit Care) if a majority of such Member's directors and principal officers (or, in the case of SCPI, the directors and principal officers of SCPI and Summit Care) remain in the same positions they held prior to the public distribution.

        2.23 "GROSS ASSET VALUE" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                2.23.1 The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by a Majority in Interest and the contributing Member.

                2.23.2 The Gross Asset Values of all Company Assets immediately prior to the occurrence of any event described in subsection
    (a), subsection (b), subsection (c) or subsection (d) hereof shall be adjusted to equal their respective gross fair market values, as determined by a Majority in Interest using such reasonable method of valuation as such Majority in Interest may adopt, as of the following times:

                        (a) the acquisition of an additional interest in the Company (other than in connection with the execution of this Agreement) by a new or existing Member in exchange for more than a de minimis Capital Contribution if a Majority in Interest reasonably determines that such adjustment is necessary or appropriate to reflect the relative Economic Interests of the Members in the Company;

                        (b) the distribution by the Company to a Member of more than a de minimis amount of Company Assets as consideration for an interest in the Company, if a Majority in Interest reasonably determines that such adjustment is necessary or appropriate to reflect the relative Economic Interests of the Members in the Company;

                        (c) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); and

                        (d) at such other times as a Majority in Interest shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

                2.23.3 The Gross Asset Values of Company Assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this Paragraph 2.23.3 to the extent that a Majority in Interest reasonably determines that an adjustment pursuant to Paragraph 2.23.2 above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Paragraph 2.23.3.

                2.23.4 If the Gross Asset Value of a Company asset has been determined or adjusted pursuant to Paragraph 2.23.1, Paragraph 2.23.2 or Paragraph 2.23.3 hereof, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such Company Asset for purposes of computing Net Profits and Net Losses.

        2.24 "IMMEDIATE FAMILY" means, and is limited to, an individual Member's current spouse, parents, parents-in-law, grandparents, children, siblings, and grandchildren, or a trust or estate, all of the beneficiaries of which consist of such Member or members of such Member's Immediate Family.

        2.25 "INCAPACITY" means the bankruptcy, incompetence, insanity, death, retirement, resignation, withdrawal, expulsion, or other acts resulting in dissolution under the Act or termination (other than by merger or consolidation) of any Person, any such Person being an "Incapacitated Member".

        2.26        "INDEMNITEE" is defined in Paragraph 6.5.1.

        2.27 "MAJORITY IN INTEREST" means Members holding, in the aggregate, a majority of the Percentage Interests held by all Members of the Company.

        2.28 "MAJORITY OF REMAINING MEMBERS" means Members other than the Incapacitated Member owning (a) a majority of the profits interests in the Company held by all Members other than the Incapacitated Member, determined and allocated based on any reasonable estimate of profits from the relevant date to the projected termination of the Company and taking into account present and future allocations of profits under this Agreement as it is in effect on the relevant date, and (b) a majority of the capital interests in the Company, determined as of the relevant date under this Agreement, owned by all the Members other than the Incapacitated Member.

        2.29 "MEMBER MINIMUM GAIN" means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i) with respect to "partner minimum gain."

        2.30 "MEMBER NONRECOURSE DEBT" has the meaning set forth in Regulations Section 1.704-2(b)(4) for the phrase "partner nonrecourse debt."

        2.31 "MEMBER NONRECOURSE DEDUCTIONS" has the meaning set forth in Regulations Section 1.704-2(i) for the phrase "partner nonrecourse deductions."

        2.32 "MEMBERS" means the Persons owning Membership Interests, including any Substitute Members and Additional Members, with each Member being referred to, individually, AS A "MEMBER."

        2.33 "MEMBERSHIP INTEREST" or "INTEREST" means the entire ownership interest of a Member in the Company at any particular time, including without limitation, the Member's Economic Interest, any and all rights to vote and otherwise participate in the Company's affairs, and the rights to any and all benefits to which a Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all of the terms and provisions of this Agreement.

        2.34 "NET PROFITS" or "NET LOSSES" means, for each fiscal year or other period, an amount equal to the Company's taxable income or loss for such year or period determined in accordance with Code Section 703(a)(for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                2.34.1 Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Paragraph 2.34 shall be added to such taxable income or loss;

                2.34.2        Any expenditure of the Company described in Code
    Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Paragraph 2.34, shall be subtracted from such taxable income or loss;

                2.34.3 Gain or loss resulting from any disposition of Company Assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Company Assets disposed of, notwithstanding that the adjusted tax basis of such Company Assets differs from its Gross Asset Value;

                2.34.4 In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year;

                2.34.5 To the extent an adjustment to the adjusted tax basis of any asset included in Company Assets pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1 (b)(2)(iv) (m) (4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for the purposes of computing Net Profits and Net Losses;

                2.34.6 If the Gross Asset Value of any Company Asset is adjusted in accordance with Paragraph 2.23 of this Agreement, the amount of such adjustment shall be taken into account in the taxable year of such adjustment as gain or loss from the disposition of such asset for purposes of computing Net Profits or Net Losses; and

                2.34.7 Notwithstanding any other provision of this Paragraph 2.33, any items that are specially allocated pursuant to Paragraph
    5.2 hereof shall not be taken into account in computing Net Profits or Net Losses.

        2.35 "NONRECOURSE DEDUCTIONS" has the meaning set forth in Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

        2.36 "NONRECOURSE LIABILITY" has the meaning set forth in Regulations Sections 1.704-2(b)(3) and 1.752-1(a)(2).

        2.37 "NON-TRANSFERRING MEMBERS" means, in the event an Offer by Transferor is made, all Members other than the Member making such Offer by Transferor.

        2.38        "OFFERER" is defined in Paragraph 7.10.1

        2.39        "OFFER" is defined in Paragraph 7.10.1.

        2.40        "OFFER BY TRANSFEROR" is defined in Paragraph 7.9.

        2.41 "OPERATING CASH EXPENSES" means, with respect to any fiscal period, the amount of cash disbursed in the Ordinary Course during the period, including without limitation, all cash expenses, such as advertising, promotion, property management, insurance premiums, taxes, utilities, repair, maintenance, legal, accounting, bookkeeping, computing, equipment use, travel on Company business, telephone expenses and salaries, and direct expenses of Company employees (if any) and agents while engaged in Company business. Operating Cash Expenses shall include fees paid by the Company to any Member or any Affiliate thereof permitted by this Agreement, and the actual cost of goods, materials and administrative services used for or by the Company, whether incurred by any Member, any Affiliate thereof or any non-Affiliate in performing functions set forth in this Agreement reasonably requiring the use of such goods, materials or administrative services. Operating Cash Expenses shall not include expenditures paid from Reserves.

        2.42 "ORDINARY COURSE" shall mean the ordinary course of business of the Business.

        2.43 "PERCENTAGE INTEREST" means, with respect to each Member, the percentage set forth opposite such Member's name on Exhibit A. attached hereto as it may be modified or supplemented from time to time pursuant to the provisions of this Agreement.

        2.44 "PERSON" means and includes an individual, a corporation, a general or limited partnership, a limited liability company, a trust, an unincorporated organization, a government or any department or agency thereof, or any entity similar to any of the foregoing.

        2.45 "RECOURSE LIABILITY" has the meaning set forth in Regulations Section 1.752-1(a)(1).

        2.46 "REGULATIONS" means temporary and final Treasury Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding Treasury Regulations).

        2.47        "REGULATORY ALLOCATIONS" is defined in Paragraph 5.2.8.

        2.48        "REPRESENTATIVE" is defined in Paragraph 6.1.2.

        2.49 "RESERVES" means funds set aside or amounts allocated to reserves that shall be maintained in amounts deemed sufficient by a Majority in Interest for working capital, to pay taxes, insurance, debt service, and other costs or expenses incident to the conduct of business by the Company as contemplated hereunder.

        2.50        "RESPONSIBLE PARTY" is defined in Paragraph 6.5.5.

        2.51 "SUBSTITUTE MEMBER" means any Person (a) to whom a Member (or assignee thereof) Transfers all or any part of its Interest and (b) which has been admitted to the Company as a Substitute Member pursuant to Paragraph 7.6.

        2.52 "SUMMIT CARE" means Summit Care Corporation, a California corporation.

        2.53 "SUPERMAJORITY IN INTEREST" means Members holding, in the aggregate, sixty-six percent (66%) or more of the Percentage Interests held by all Members of the Company. Until such time as there are members in addition to APS and SCPI, "Supermajority in Interest" shall mean 'Majority in Interest."

        2.54 "TERMINATING CAPITAL TRANSACTION" means any sale or other disposition of all or substantially all of the assets of the Company or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the Company Assets.

        2.55        "TERMINATION PAYMENT" is defined in Paragraph 7.5.

        2.56 "TRANSFER" means, with respect to any interest in the Company, a sale, conveyance, exchange, assignment, pledge, encumbrance, gift, bequest, hypothecation or other transfer or disposition by any other means, whether for value or no value and whether voluntary or involuntary (including, without limitation, by operation of law), or an agreement to do any of the foregoing.

        2.57        "TRANSFEREE" is defined in Paragraph 7.9.

        2.58        "TRANSFEROR" is defined in Paragraph 7.9.

        2.59 "UNAFFECTED MEMBERS" means, in the event of a Fundamental change, all Members other than the Affected Member.

                                   ARTICLE 3
                     CAPITAL: CAPITAL ACCOUNTS AND MEMBERS

        3.1 INITIAL CAPITAL CONTRIBUTIONS OF MEMBERS. The names, addresses, initial Capital Contributions and Percentage Interests of the Members are set forth on Exhibit A attached hereto and incorporated herein. All Members acknowledge and agree that the initial Capital Contributions set forth in Exhibit A represent the amount of money and the Gross Asset Value of all property (other than money) initially contributed by the Members.

        3.2        ADDITIONAL CAPITAL CONTRIBUTIONS BY MEMBERS.

                3.2.1 Except as provided in Paragraphs 3.2.2 and 3.2.3, no Member shall be permitted or required to make any additional Capital Contributions to the Company.

                3.2.2 If from time to time the Company requires additional capital or has capital inadequate to pay its liabilities, each as determined by a Majority in Interest, then the Members constituting such Majority in Interest shall deliver a notice to each other Member specifying the aggregate amount of the additional Capital Contribution required, a date not earlier than thirty (30) days from the date of such notice prior to which such additional Capital Contribution shall be made, and any other terms and conditions relating to such additional Capital Contribution. Upon receipt of such notice, each Member, in its discretion, shall thereafter be required to make additional Capital Contributions, on a date not later than the date set forth in the notice, on a pro rata basis in accordance with its respective Percentage Interests pursuant to such terms and conditions as are set forth in the notice. The sole remedy against a Member for failure to make the additional Capital Contribution approved by a Majority in Interest under this Paragraph 3.2.2 shall be the reduction of such Member's Percentage Interest as provided in Paragraph 3.2.3.

                3.2.3

                        (a) If any Member fails to make its proportionate share of an additional Capital Contribution approved by a Majority in Interest as required under Paragraph 3.2.2, such

    Member's Percentage Interest shall be reduced to that percentage arrived at by dividing the actual Capital Contributions made by such Member by the total Capital Contributions made by all Members (including additional Capital Contributions), and there shall be a corresponding increase to the Percentage Interest of the Members making such additional Capital Contributions.

                        (b) In the event that any Member fails to make its proportionate share of an additional Capital Contribution approved by a Majority in Interest as required under Paragraph 3.2.2, and such failure shall continue for a period of thirty (30) days, the Members making such additional Capital Contribution shall at any time thereafter that such Capital Contribution has not been paid have the right to contribute (pro rata in accordance with the Percentage Interests held by those electing to so contribute) the delinquent Member's share of the additional Capital Contribution. In the event of such contribution by one or more Members making such additional Capital Contribution, the Percentage Interest of each such Member making such Additional Capital Contribution shall be increased to that percentage arrived at by dividing the sum of the actual Capital Contributions (including additional Capital Contributions) made by such Member on its own behalf and one hundred fifty percent (150%) of the total Capital Contributions made by such Member on behalf of the Member not making such Additional Capital Contribution, by the total Capital Contribution made by all Members. The Percentage Interest of the Member not making such additional Capital Contribution shall be correspondingly decreased.

                        (c) In the event that a Member's Percentage Interest is diluted pursuant to this Paragraph 3.2.3, the Tax Matters Partner shall prepare a revised Exhibit A reflecting the adjusted Percentage Interests of the Members.

        3.3 CAPITAL ACCOUNTS. A Capital Account shall be established and maintained for each Member in accordance with the terms of this Agreement.

        3.4 ADDITIONAL MEMBERS. Following formation of the Company, the Members may, upon the written consent of a Majority in Interest, issue interests in the Company directly from the Company, and admit one or more recipients of such interests as additional Members ("ADDITIONAL MEMBERS") from time to time, on such terms and conditions and for such Capital Contributions, if any, as a Majority in Interest may determine. As a condition to being admitted to the Company, each Additional Member shall execute an agreement to be bound by the terms and conditions of this Agreement.

        3.5 MEMBER CAPITAL. Except as otherwise provided in this Agreement or with the prior written consent of all of the Members: (a) no Member shall demand or be entitled to receive a return of or interest on its Capital Contributions or Capital Account, (b) no Member shall withdraw any portion of its Capital Contributions or receive any distributions from the Company as a return of capital on account of such Capital Contributions, and (c) the Company shall not redeem or repurchase the Interest of any Member.

        3.6 MEMBER LOANS. No Member shall be required or permitted to make any loans or otherwise lend any funds to the Company, except with the consent of a Majority in Interest. No loans made by any Member to the Company shall have any effect on such Member's Percentage Interest, such loans representing a debt of the Company payable or collectible solely from the assets of the Company in accordance with the terms and conditions upon which such loans were made.

        3.7 LIABILITY OF MEMBERS. Except as otherwise required by any non-waivable provision of the Act or other applicable law: (a) no Member shall be personally liable in any manner whatsoever for any debt, liability or other obligation of the Company, whether such debt, liability or other obligation arises in contract, tort, or otherwise; and (b) no Member shall in any event have any liability whatsoever in excess of (i) the amount of its Capital Contributions, (ii) its share of any assets and undistributed profits of the Company, (iii) the amount of any unconditional obligation of such Member to make additional Capital Contributions to the Company pursuant to this Agreement, and (iv) the amount of any wrongful distribution to such Member, if, and only to the extent, such Member has actual knowledge (at the time of the distribution) that such distribution is made in violation of Section 18-607 of the Act.


                                   ARTICLE 4
                                 DISTRIBUTIONS

        4.1        Distributions of Cash Available for Distribution.

                4.1.1 Except as otherwise provided in Article 8, Cash Available for Distribution shall be distributed to the Members only at such times as may be determined by a Majority in Interest.

                4.1.2 Subject to Article 8 hereof, all distributions of Cash Available for Distribution shall be distributed to the Members pro rata in accordance with their respective Percentage Interests.

                4.1.3 Notwithstanding anything to the contrary contained herein, the Company shall distribute to APS the amount of One Million Five Hundred Thousand Dollars ($1,500,000) in immediately available funds on the date that the Certificate is filed with the Office of the Delaware Secretary of State.

        4.2 Distributions Upon Liquidation. Distributions made in conjunction with the final liquidation of the Company, including, without limitation, the net proceeds of a Terminating Capital Transaction, shall be applied or distributed as provided in Article 8 hereof.

        4.3 Withholding. The Company may withhold distributions or portions thereof if it is required to do so by any applicable rule, regulation, or law, and each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of federal, state, local or foreign taxes that a Majority in Interest determines that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement. Any amount paid on behalf of or with respect to a Member pursuant to this Paragraph 4.3 shall constitute a loan by the Company to such Member, which loan shall be repaid by such Member within fifteen (15) days after notice from the Company that such payment must be made unless: (i) the Company withholds such payment from a distribution which would otherwise be made to the Member or (ii) a Majority in Interest determines that such payment may be satisfied out of Cash Available For Distribution which would, but for such payment, be distributed to the Member. Any amounts withheld pursuant to this Paragraph 4.3 shall be treated as having been distributed to such Member. Each Member hereby unconditionally and irrevocably grants to the Company a security interest in such Member's Interest to secure such Member's obligation to pay to the Company any amounts required to be paid pursuant to this Paragraph 4.3. In the event that a Member fails to pay any amounts owed to the Company pursuant to this Paragraph 4.3 when due, the remaining Members may, in their respective sole and absolute discretion, elect to make the payment to the Company on behalf of such defaulting Member, and in such event shall be deemed to have loaned such amount to such defaulting Member and shall succeed to all rights and remedies of the Company as against such defaulting Member (including, without limitation, the right to receive distributions). Any amounts payable by a Member hereunder shall bear interest at a rate equal to two percent (2%) above the "prime rate," as announced in the Wall Street Journal from time to time, or the successor to such rate if no longer published, compounded annually from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Member shall take such actions as the Company shall request in order to perfect or enforce the security interest created hereunder. A Member's obligations hereunder shall survive the dissolution, liquidation, or winding up of the Company.

        4.4 Distributions in Kind. No right is given to any Member to demand or receive property other than cash as provided in this Agreement. The Members may, upon the written consent of a Majority in Interest, cause the Company to make a distribution in kind of Company Assets to the Members, and such Company Assets shall be distributed in such a fashion as to ensure that the fair market value thereof is distributed and allocated in accordance with this
Article 4 and Articles 5 and 8 hereof; provided, however, that no Member may be compelled to accept a distribution consisting, in whole or in part, of any Company Assets in kind unless the ratio that the fair market value of such distribution in kind bears to such Member's total distribution does not exceed the ratio that the fair market value of similar distributions in kind bear to the total distributions of other Members receiving distributions concurrently therewith (if any), except upon a dissolution and winding up of the Company.

        4.5 Limitations on Distributions. Notwithstanding any provision to the contrary contained in this Agreement, neither the Company nor any Member, on behalf of the Company, shall knowingly make a distribution to any Member or the holder of any Economic Interest on account of its Membership Interest or Economic Interest (as applicable) in violation of Section 18-607 of the Act.


                                   ARTICLE 5
                   ALLOCATIONS OF NET PROFITS AND NET LOSSES

        5.1        General Allocation of Net Profits and Losses.

                5.1.1 Net Profits and Net Losses shall be determined and allocated with respect to each fiscal year of the Company as of the end of such fiscal year. Subject to the other provisions of this Agreement, an allocation to a Member of a share of Net Profits or Net Losses shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Profits or Net Losses.

                5.1.2 Subject to the other provisions of this Article 5, Net Profits, Net Losses and any other items of income, gain, loss and deduction for any fiscal year shall be allocated in proportion to the Members' respective Percentage Interests.

        5.2 Regulatory Allocations. Notwithstanding the any other provision of this Article 5, the following special allocations shall be made in the following order of priority:

                5.2.1 If there is a net decrease in Company Minimum Gain during a Company taxable year, then each Member shall be allocated items of Company income and gain for such taxable year (and, if necessary, for subsequent years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations
    Section 1.704-2(g)(2). Allocations made pursuant to the previous sentence shall be made in proportion to the amounts required to be allocated to each Member pursuant thereto. This Paragraph 5.2.1 is intended to comply with the minimum gain chargeback requirement of Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

                5.2.2 If there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Company taxable year, each Member who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such taxable year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Member Nonrecourse Debt, determined in a manner consistent with the provisions of Regulations Section 1.704-(i)(4). Allocations made pursuant to the previous sentence shall be made in proportion to the amounts required to be allocated to each Member pursuant thereto. This Paragraph 5.2.2 is intended to comply with the partner nonrecourse debt minimum gain chargeback requirement of Regulations
    Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

                5.2.3 If any Members unexpectedly receive an adjustment, allocation, or distribution of the type contemplated by Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of income and gain shall be allocated to all such Members (in proportion to the amounts of their respective Adjusted Capital Account Deficits) in an amount and manner sufficient to eliminate, to the extent required by the Regulation, the Adjusted Capital Account Deficit of such Members as quickly as possible. It is intended that this Paragraph 5.2.3 qualify and be construed as a "qualified income offset" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d).

                5.2.4 If the allocation of Net Loss to a Member as provided in Paragraph 5.1 hereof would create or increase an Adjusted Capital Account Deficit, there shall be allocated to such Member only that amount of Net Loss as will not create or increase an Adjusted Capital Account Deficit. The Net Loss that would, absent the application of the preceding sentence, otherwise be allocated to such Member shall be allocated to the other Members in accordance with their relative Percentage Interests, subject to the limitations of this Paragraph 5.2.4.

                5.2.5 To the extent that an adjustment to the adjusted tax basis of any Company Asset pursuant to Code Section 734(b) or Code
    Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be
    taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its Interest, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Members to whom such distribution was made in the event that Regulations
    Section 1.704-1(b)(2)(iv)(m)(4) applies.

                5.2.6 The Nonrecourse Deductions for each taxable year of the Company shall be allocated to the Members in proportion to their Percentage Interests.

                5.2.7 The Member Nonrecourse Deductions shall be allocated each year to the Member that bears the economic risk of loss (within the meaning of Regulations Section 1.752-2) for the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

                5.2.8 The allocations set forth in Paragraphs 5.2.1, 5.2.2, 5.2.3, 5.2.4, 5.2.5, 5.2.6 and 5.2.7 hereof (the "REGULATORY
    ALLOCATIONS") are intended to comply with certain requirements of Regulations Sections 1.704-1(b) and 1.704-2(i). Notwithstanding the provisions of Paragraph 5.1.2, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred. In the event that the Code or any Regulations require allocations of items of income, gain, loss, deduction or credit different from those set forth in this Article 5, the Company is hereby authorized to make new allocations in reliance on the Code and such Regulations, provided that such new allocations shall be subject to the prior written approval of a Majority in Interest. Furthermore, to the extent permitted by the Code or Regulations, any such new allocations shall be considered Regulatory Allocations subject to this Paragraph 5.2.8.

        5.3        TAX ALLOCATIONS.

                5.3.1 Except as provided in Paragraph 5.3.2 hereof, for income tax purposes under the Code and the Regulations each Company item of income, gain, loss and deduction shall be allocated between the Members as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to this Article 5.

                5.3.2 Tax items with respect to Company Assets that are contributed to the Company with a Gross Asset Value that varies from its basis in the hands of the contributing Member immediately preceding the date of contribution shall be allocated between the Members for income tax purposes pursuant to Regulations promulgated under Code Section 704(c) so as to take into account such variation. The Company shall account for such variation under any method approved under Code Section 704(c) and the applicable Regulations as chosen by a Majority in Interest including, without limitation, the 'traditional method" as described in Regulations
    Section 1.704-3(b). If the Gross Asset Value of any Company Asset is adjusted pursuant to Paragraph 2.23, subsequent allocations of income, gain, loss and deduction with respect to such Company Asset shall take account of any variation between the adjusted basis of such Company Asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations promulgated thereunder under any method approved under Code Section 704(c) and the applicable Regulations as chosen by a Majority in Interest. Allocations pursuant to this Paragraph
    5.3.2 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profits, Net Losses and any other items or distributions pursuant to any provision of this Agreement.

        5.4        OTHER PROVISIONS.

                5.4.1 For any fiscal year during which any part of a Membership Interest or Economic Interest is transferred between the Members or to another Person, the portion of the Net Profits, Net Losses and other items of income, gain, loss, deduction and credit that are allocable with respect to such part of a Membership Interest or Economic Interest shall be apportioned between the transferor and the transferee under any method allowed pursuant to Section 706 of the Code and the applicable Regulations as determined by a Majority in Interest.

                5.4.2 For purposes of determining a Member's proportional share of the Companys' "excess nonrecourse liabilities" within the meaning of Regulations Section 1.752-3(a)(3), each Member's interest in Net Profits shall be such Member's Percentage Interest.

                5.4.3 The Members acknowledge and are aware of the income tax consequences of the allocations made by this Article 5 and hereby agree to be bound by the provisions of this Article 5 in reporting their shares of Net Profits, Net Losses and other items of income, gain, loss, deduction and credit for federal, state and local income tax purposes.


                                   ARTICLE 6
                                  OPERATIONS

        6.1        MANAGEMENT.

                6.1.1 The Company shall be a member-managed limited liability company within the meaning of the Act. All Members shall be entitled to participate in the management and control of the day-to-day operation and business affairs of the Company. Each Member shall have the authority to bind the Company, and, except as otherwise provided herein, shall have the power, on behalf of the Company, to do all things necessary or convenient to carry out the business and affairs of the Company. Notwithstanding anything to the contrary contained herein, any action taken by any Member on behalf of the Company without the requisite approval of the other Members as required herein, shall constitute a breach of this Agreement by such Member.

                6.1.2 Each of APS and SCPI is a duly organized and validly existing corporation, acting by and through its respective Board of Directors and elected and authorized officers. Each of APS and SCPI may delegate a single officer to serve as its representative with respect to the matters and affairs of the Company (each, a "Representative" and together, "Representatives"). Each Representative shall be provided with copies of any and all papers, documents and correspondences to or from the Company, including, without limitation, financial statements, balance sheets, contracts, reports, filings, tax returns, legal notices and notices from any governmental authority or agency. As its initial Representative, SCPI designates Jesse Martinez. APS designates Terry Davis as its initial Representative.

                6.1.3 Subject to Paragraph 6.1.l and the limitations set forth in Paragraph 6.1.5,and except as otherwise expressly provided in this Agreement, all actions by or on behalf of the Company may be taken upon the prior written approval of a Majority in Interest. By way of illustration and not by way of limitation, and subject to the limitations set forth in the preceding sentence, the Company shall have the power and authority from time to time, upon the prior written approval of a Majority in Interest, to do the following:

                (a) to oversee the operations of the Business and to manage and maintain all personal and real property in which the Company has an interest;

                (b) to incur expenditures on behalf of the Company in connection with the operation of the Business;

                (c) to employ and dismiss from employment employees, agents and consultants of the Business in the Ordinary Course;

                        (d) to enter into, execute, amend, supplement, acknowledge and deliver contracts, agreements, leases or other instruments in connection with the operation of the Business;

                        (e) to establish and maintain one or more bank accounts for the Company in such bank or banks having assets of at least Twenty-five Million Dollars ($25,000,000);

                        (f) to the extent that funds of the Company are available, to pay expenses, debts and obligations of the Company; and

                        (g) to perform all normal business functions, and otherwise operate and manage the business and affairs of the Company, in accordance with and as limited by this Agreement.

                6.1.4 The Company may, from time to time, hire such employees as are deemed necessary by the Members for the efficient operation of the Company's day-to-day business operations, which employees shall be granted such powers and authority as determined by the Members.

                6.1.5   Notwithstanding the provisions of Paragraphs 6.1.2,
        6.1.3 and 6.1.4 or any other provision of this Agreement (but subject to Paragraph 6.1.1) the Company may not take any of the following actions without the written consent of a Supermajority in Interest:

                        (a)     approve any Terminating Capital Transaction;

                        (b) sell, mortgage, encumber, pledge as security for borrowing, lease or otherwise transfer or dispose of (i) the Business or any portion thereof or (ii) any of the assets of the Company or the Business except in the Ordinary Course;

                        (c) incur any indebtedness other than trade indebtedness to vendors and suppliers in the Ordinary Course;

                        (d) employ or compensate any Person in connection with the business of the Company, except in the Ordinary Course;

                        (e) lend money or give credit on behalf of the Company or release or discharge any debt or liability owing to the Company, except in the Ordinary Course;

                        (f) cause the Company to become a surety, guarantor or endorser for any Person;

                        (g) enter into, amend or otherwise modify any agreement, oral or written, including without limitation any employment agreement, consulting agreement or other similar agreement, on behalf of the Company with any Member or any Affiliate of any Member, and including, without limitation, this Agreement or the Certificate; or

                        (h) participate in a reorganization, merger or consolidation with one or more entities in which the Company is not the surviving entity, or if Company is the surviving entity, if the ownership of fifty percent (50%) or more of its membership interest is held by entities other than the Company, or the acquisition of beneficial ownership of fifty percent (50%) or more of the voting stock or other ownership interest in any Member (or, in the case of SCPI, of either SCPI or Summit Care) by any person or entity not currently holding fifty percent (50%) or more of such interest.

        6.2 RELIANCE BY THIRD PARTIES. Any Person dealing with the Company or any Member may rely upon a certificate signed by any Member as to:

                        (a)     the identity of any Member of the Company;

                        (b) the existence or non-existence of any fact or facts which constitute a condition precedent to acts by a Member or in any other manner germane to the affairs of the Company;

                        (c) the Persons who are authorized to execute and deliver any instrument or document for or on behalf of the Company; or

                        (d) any act or failure to act by the Company or as to any other matter whatsoever involving the Company or any Member.

        6.3    COMPENSATION.

               6.3.1 Except for the reimbursements provided for in Paragraph 6.3.2, no Member shall be entitled to compensation for actions taken on behalf of the Company or in connection with this Agreement.

               6.3.2 Subject to the approval of a Majority in Interest, to be obtained on a monthly basis, to the extent not otherwise provided for in any agreement contemplated in Paragraph 6.3.1, each Member shall be entitled to reimbursement on a monthly basis from the Company for all out-of-pocket costs and expenses incurred by it, in its reasonable discretion, for or on behalf of the Company.

               6.3.3 Compensation for the Representatives and any office created under Paragraph 6.1.3 shall be determined by a Supermajority in Interest.

        6.4     RECORDS AND REPORTS.

               6.4.1 The Members shall cause to be kept, at the principal place of business of the Company, or at such other location as a Majority in Interest shall reasonably deem appropriate, full and proper ledgers, other books of account, and records of all receipts and disbursements, other financial activities, and the internal affairs of the Company for at least the current and past four fiscal years.

               6.4.2 The Members shall also cause to be sent to each Member of the Company, the following:

                        (a) within ninety (90) days following the end of each fiscal year of the Company, a report that shall include all necessary information required by the Members for preparation of their federal, state and local income or franchise tax or information returns, including each Member's pro rata share of Net Profits, Net Losses and any other items of income, gain, loss and deduction for such fiscal year; and

                        (b) a copy of the Company's federal, state and local income tax or information returns for each fiscal year, concurrent with the filing of such returns.

                6.4.3 Members (personally or through an authorized representative) may, for purposes reasonably related to their Interests, examine and copy (at their own cost and expense) the books and records of the Company at all reasonable business hours.

        6.5     INDEMNIFICATION AND LIABILITY OF THE MEMBERS.

                6.5.1 The Company shall indemnify and hold harmless each Member, its Affiliates, and subsidiaries, and all officers, directors, employees, shareholders and agents of any of the foregoing (individually, an "INDEMNITEE") to the full extent permitted by law from and against any and all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnitee may be involved, or threatened to be involved as a party or otherwise, relating to the performance or nonperformance of any act concerning the activities of the Company, if (i) the Indemnitee acted in good faith and in a manner he believed to be in, or not contrary to, the best interests of the Company, and (ii) the Indemnitee's conduct did not constitute gross negligence or willful misconduct. The termination of an action, suit or proceeding by judgment, order, settlement, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption or otherwise constitute evidence that the Indemnitee acted in a manner contrary to that specified in clauses (i) or (ii) above.

                6.5.2 Any indemnification provided hereunder shall be satisfied solely out of the assets of the Company, as an expense of the Company. No Member shall be subject to personal liability by reason of these indemnification provisions.

                6.5.3 The provisions of this Paragraph 6.5 are for the benefit of the Indemnitees and shall not be deemed to create any rights for the benefit of any other Person.

                6.5.4 Neither a Member, nor the subsidiaries nor Affiliates of any Member nor the officers, directors, employees or agents of any of the foregoing shall be liable to the Company or to any other Member for any losses sustained or liabilities incurred as a result of any act or omission of any Member or any such other Person if (i) the act or failure to act of the Member or such other Person was in good faith and in a manner he believed to be in, or not contrary to, the best interests of the Company, and (ii) the conduct of the Member or such other Person did not constitute gross negligence or willful misconduct.

                6.5.5 To the extent that a Member, or any Affiliate or subsidiary of any Member, or any officer, director, employee or agent of any of the foregoing (each, a "RESPONSIBLE PARTY") has, at law or in equity, duties (including, without limitation, fiduciary duties) to the Company, or to any other Member or other Person bound by the terms of this Agreement, such Responsible Parties acting in accordance with this Agreement shall not be liable to the Company, any Member, or any such other Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties of a Responsible Party otherwise existing at law or in equity, are agreed by all parties hereto to replace such other duties to the greatest extent permitted under applicable law.

                6.5.6 Whenever a Responsible Party is required or permitted to make a decision, take or approve an action, or omit to do any of the foregoing: (a) in its discretion, under a similar grant of authority or latitude, or without an express standard of behavior (including, without limitation, standards such as "reasonable" or "good faith"), then such Responsible Party shall be entitled to consider only such interests and factors, including its own, as it desires, and shall have no duty or obligation to consider any other interests or factors whatsoever, or (b) with an express standard of behavior (including, without limitation, standards such as "reasonable" or "good faith"), then such Responsible Party shall comply with such express standard but shall not be subject to any other, different or additional standard imposed by this Agreement or otherwise applicable law.

        6.6 COVENANT NOT TO COMPETE. No Member (for the purposes of this Paragraph 6.6, the term "Member" shall include Summit Care) shall (and each Member shall cause each of its officers, directors, partners, shareholders, and owners not to), directly or indirectly, (i) engage in a business concerned in whole or part with providing pharmacy services in competition with the Business of the Company in the County of Travis, State of Texas, or (ii) be or become interested in any Person engaged in a business concerned in whole or part with providing pharmacy services in competition with the Business of the Company in the County of Travis, State of Texas as a partner, shareholder, principal, trustee, employee, consultant or in any other relationship or capacity. Members agree to maintain in confidence, and not to disclose to any third party, any ideas, methods, developments, inventions, improvements and business plans and information which are the confidential information of the Company. In the event the agreement in this Paragraph 6.6 shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

        Members acknowledge that a breach of the covenants contained in this Paragraph 6.6 will cause irreparable damage to the Company, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the Members agree that if any Member breaches the covenant contained in this Paragraph 6.6, in addition to any other remedy which may be available at law or in equity, the Company shall be entitled to specific performance and injunctive relief, without posting bond or other security.

        Except as set forth below, the provisions of this Paragraph 6.6 shall survive for so long as the Company is in existence and no longer. Notwithstanding the preceding sentence, the provisions of this Paragraph 6.6 shall terminate and cease to apply (i) immediately upon the withdrawal of either APS or SCPI as a Member with the consent of the other, as contemplated by the second sentence of Paragraph 7.4 hereof and (ii) on November 30, 1998 in the event that either APS or SCPI withdraws from the Company (A) prior to November 30, 1998 and (B) without the consent of the other party; provided, however, that in the event either APS or SCPI exercises its buy/sell right under Paragraph
7.10 hereof,
the provisions of the first two paragraphs of this Paragraph 6.6 shall apply to the selling party only (as though the buying party were the Company) and shall terminate on the date that is the second (2nd) anniversary of the closing of the sale contemplated by Paragraph 7.10 hereof

        6.7 SERVICES. Subject to the other provisions of this Article VI, APS shall provide to the Company without charge administrative support services reasonably requested by the Company to maintain operations in the ordinary course of business, including, without limitation, payroll, accounting and risk management services.

                                   ARTICLE 7
                     INTERESTS AND TRANSFERS OF INTERESTS

        7.1 TRANSFERS. No Member or Assignee may Transfer all or any portion of its Membership Interest or Economic Interest (or beneficial interest therein) without the prior written consent of a Majority in Interest. Any purported Transfer which is not in accordance with this Agreement shall be null and void.

        7.2 FURTHER RESTRICTIONS. Notwithstanding any contrary provision in this Agreement, any otherwise permitted Transfer shall be null and void if:

                (a) such Transfer would cause a technical termination of the Company for federal or state, if applicable, income tax purposes;

                (b) such Transfer would, in the opinion of counsel to the Company, cause the Company to cease to be classified as a partnership for federal or state income tax purposes;

                (c) such Transfer requires the registration of such Interest to be transferred pursuant to any applicable federal or state securities laws;

                (d) such Transfer causes the Company to become a "Publicly Traded Partnership," as such term is defined in Sections 469(k)(2) or 7704(b) of the Code;

                (e) such Transfer subjects the Company to regulation under the Investment Company Act of 1940, the Investment Advisers Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended;

                (f) such Transfer results in a violation of applicable laws or any applicable regulation, rule or policy of any federal, state or local entity;

                (g) such Transfer causes the revaluation or reassessment of the value of any Company Asset resulting in a material amount of federal, state or local tax liability;

                (h) all approvals and authorizations required in connection with such Transfer have not been obtained;

                (i) such Transfer is made to any Person who lacks the legal right, power or capacity to own such Interest to be transferred; or

                (j) the Company does not receive written instruments (including, without limitation, copies of any instruments of Transfer and such Assignee's consent to be bound by this Agreement as an Assignee) that are in a form satisfactory to a Majority in Interest on or prior to the closing of such Transfer.

        7.3 RIGHTS OF ASSIGNEES. Until such time, if any, as a transferee of any permitted Transfer pursuant to this Article 7 is admitted to the Company as a Substitute Member pursuant to Paragraph 7.6: (i) such transferee shall be an Assignee only, and only shall receive, to the extent transferred, the distributions and allocations of income, gain, loss, deduction, credit, or similar item to which the Member which transferred its Interest would be entitled, and (ii) such Assignee shall not be entitled or enabled to exercise any other rights or powers of a Member, such other rights, including, without limitation, management and voting rights, remaining with the transferring Member. In such a case, the transferring Member shall remain a Member even if it has transferred its entire Economic Interest to one or more Assignees. In the event any Assignee desires to make a further assignment of any Economic interest, such Assignee shall be subject to all of the provisions of this Agreement to the same extent and in the same manner as any Member desiring to make such an assignment.

        7.4 ADMISSIONS AND WITHDRAWALS. No Person shall be admitted to the Company as a Member except in accordance with Paragraph 3.4 (in the case of Persons obtaining an interest in the Company directly from the Company) or Paragraph 7.6 (in the case of transferees in a permitted Transfer of an interest in the Company from another Person). Except as otherwise specifically set forth in Paragraph 7.7, no Member shall be entitled to retire or withdraw from being a Member of the Company without the written consent of a Majority in Interest. Any purported admission or withdrawal which is not in accordance with this Agreement shall be null and void.

        7.5 PAYMENT UPON WITHDRAWAL OF MEMBER. If any Member withdraws from the Company with the consent of a Majority in Interest (other than pursuant to Paragraph 7.7), then such Member automatically shall receive from the Company a payment equal to the Member's Capital Account balance as adjusted as of the effective date of the written election of withdrawal (the "TERMINATION PAYMENT"). The Termination Payment shall be paid on the effective date of the written election of withdrawal. If any Member attempts to withdraw from the Company (other than pursuant to Paragraph 7.7) without the consent of a Majority in Interest, such withdrawing Member shall not be entitled to any Termination Payment or any other compensation whatsoever in consideration for its terminated Membership Interest.

        7.6     ADMISSION OF ASSIGNEES AS SUBSTITUTE MEMBERS.

                7.6.1 An Assignee shall become a Substitute Member only if and when each of the following conditions are satisfied:

                        (a) the assignor of the Interest transferred sends written notice to each Member requesting the admission of the Assignee as a Substitute Member and setting forth the name and address of the Assignee, the Percentage Interest transferred, and the effective date of the Transfer;

                        (b) a Majority in Interest consents in writing to such admission; and

                        (c) the Members receive from the Assignee (i) such information concerning the Assignee's financial capacities and investment experience as may reasonably be requested by the Members, and (ii) written instruments (including, without limitation, copies of any instruments of Transfer and such Assignee's consent to be bound by this Agreement as a Substitute Member) that are in a form satisfactory to the Members.

                        (d) at the request of a Majority in Interest, an opinion of counsel to Assignee is delivered, acceptable to a Majority in Interest, with respect to the validity, binding effect and enforceability of the assignment, of this Agreement against such Assignee and such other matters as a Majority in Interest shall reasonably request.

                7.6.2 Upon the admission of any Substitute Member, the Tax Matters Partner shall amend Exhibit A to reflect the name, address and Percentage Interest, corresponding to such Substitute Member and to eliminate or adjust, if necessary, the name, address and Percentage Interest corresponding to the predecessor of such Substitute Member.

        7.7 WITHDRAWAL OF MEMBERS. If a Member has transferred all of its Membership Interest to one or more Assignees, then such Member shall automatically be deemed withdrawn from the Company, with no further action by any party required, if and when all such Assignees have been admitted as Substitute Members in accordance with this Agreement.

        7.8 CONVERSION OF MEMBERSHIP INTEREST. Upon the Incapacity of a Member (and the subsequent continuation of the business of the Company pursuant to Paragraph 8.2(c), such Incapacitated Member's Membership Interest shall automatically be converted to an Economic Interest only, and such Incapacitated Member (or its executor, administrator, trustee or receiver, as applicable) shall thereafter be deemed an Assignee for all purposes hereunder, with the same Economic Interest as was held by such Incapacitated Member prior to its Incapacity, but without any other rights of a Member unless the holder of such Economic Interest is admitted as a Substitute Member pursuant to Paragraph 7.6.

        7.9     RIGHT OF FIRST REFUSAL.

                7.9.1 RECEIPT OF BONA FIDE OFFER. If any Member shall receive a Bona Fide Offer to purchase any or all of its Membership Interest, and it is willing to accept such Bona Fide Offer, then such Member shall make the offer described in Paragraph 7.9.2 (the "Offer by Transferor").

                7.9.2 OFFER BY TRANSFEROR. The Offer by Transferor shall consist of a written offer to Transfer all of the Membership Interest proposed to be Transferred by the transferor (the "Transferor") and shall be given to the Company and to the remaining Members. The Offer by Transferor shall include a statement of intention to Transfer and shall disclose all the terms of the proposed Transfer, including the name and address of the transferee under the Bona Fide Offer (the "Transferee"), and shall be accompanied by a copy of the Bona Fide Offer.

                7.9.3 ACCEPTANCE OF OFFER BY TRANSFEROR. Within thirty (30) days after its receipt of the Offer by Transferor, the Company may, at its option, elect to purchase all of the Membership Interest proposed to be Transferred. The decision of the Company as to the acceptance or non-acceptance of said offer shall be determined by a majority in interest of the Non-Transferring Members. If the Company does not elect to purchase the Membership Interest proposed to be Transferred pursuant to the Offer by Transferor, the Company shall, within five (5) business days following delivery of written notice of its election to the Transferor, or within five
    (5) days following
    the expiration of the above-described thirty (30)-day period, deliver written notice of its election to the Non-Transferring Members. The Non-Transferring Members may, within forty-five (45) days after the receipt of said notice from the Company, at the Non-Transferring Members' option, purchase all of the Membership Interests proposed to be Transferred pursuant to the Offer by Transferor, pro rata in accordance with the Percentage Interests held by the Members electing to purchase such Membership Interests. The Non-Transferring Members shall exercise their election to purchase by giving written notice of such election to the Transferor and to the Company. In either event, such notice of election shall specify a date for the closing of the purchase, which shall be not more than thirty (30) days after the date of such notice. If any consideration to be received by the Transferor under the Bona Fide Offer is property other than cash, the time periods for acceptance of the Offer by Transferor by the Company, or the Non-Transferring Members, and the closing date shall be extended and shall begin running effective the day after the fair market value of such consideration is determined in accordance with Paragraph 7.9.4.

                7.9.4 PURCHASE PRICE. The purchase price for the Membership Interest proposed to be Transferred pursuant to the Offer by Transferor shall in no event exceed the purchase price stated in the Bona Fide Offer. If any consideration to be received by the Transferor under the Bona Fide Offer is property other than cash, the value shall be computed on the basis of the fair market value of such non-cash consideration. Such fair market value shall be determined by agreement among the Transferor and either the Non-Transferring Members purchasing such Interest, or the Company, as applicable, or if they are unable to agree, as determined by the average of the appraisals of two (2) independent qualified appraisers, one being selected by the Transferor and the other by the Non-Transferring Members purchasing such Interest, the cost of such appraisal being shared equally by Transferor and the Company.

                7.9.5 CLOSING OF PURCHASE. The closing of the purchase contemplated by Paragraph 7.9.3 shall take place at the principal office of the Company. The Company or the Non-Transferring Members shall have the option of paying the purchase price on the same terms as the Bona Fide Offer or as follows: ten percent (10%) down payment in cash at closing and the balance by a promissory note, payable in twelve (12) equal, quarterly annual installments of principal, plus interest on the unpaid balance, with the first installment due ninety (90) days after the closing, and each successive installment paid on the first (lst) day of every third month thereafter. The promissory note shall bear interest at a rate equal to two percent (2%) above the "prime rate," as announced in the Wall Street Journal from time to time, or the successor to such rate if such rate is no longer published, and shall provide that: (i) the maker shall have the privilege of prepaying all or any part thereof, at any time, without penalty; and (ii) a default in any payment shall cause the remaining unpaid balance to become due and payable immediately. The promissory note shall be secured by a pledge of all of the Membership Interests being purchased. If the maker of the promissory note is the Company, such promissory note shall be personally endorsed by the remaining Members.

                7.9.6 TRANSFER AFTER OFFER. If the Membership Interests are not purchased by the Company or the Non-Transferring Members as provided in this Article 7, the Transferor shall, for a period of three (3) months after the earlier to occur of (i) the date of any written notice given by all Non-Transferring Members of their election not to purchase such Membership Interest and (ii) the date on which the period during which the Non-Transferring Members may elect to purchase such Membership Interest expires, be free to Transfer the Membership Interests to the Transferee, upon the terms disclosed in the Offer by Transferor.

                7.9.7   PROHIBITED TRANSFERS VOID.

                (i) Any purported Transfer in violation of this Agreement shall be null and void and shall not transfer any interest in, or title to, the Membership Interests transferred to the purported Transferee. The Company shall not be required to treat as owner of the Membership Interests, or to pay distributions to, any Transferee to whom any of such Membership Interests shall have been purportedly sold or Transferred.

                (ii) In addition, and without in any way intending to validate, approve or otherwise render a Transfer in violation of this Agreement other than null and void, the Company first, and the remaining Members (pro rata in accordance with the Percentage Interests held by those electing the option to purchase hereinafter described) second, shall have the option to purchase all or any portion of the Membership Interests attempted to be transferred to a Transferee in violation of a restriction on Transfer contained in this Agreement for the price and on the same terms and conditions described in Paragraphs 7.9.4 and 7.9.5; provided, however, that the Company and the Non-Transferring Members may pay the purchase price by delivery of a promissory note representing the entire purchase price. To exercise this option, the Company must give the Transferee written notice within thirty (30) days after the Company is notified of the purported Transfer. In the event the Company does not elect to exercise this option, the Company shall, within ten (10) business days following the expiration of the foregoing thirty (30)-day period, notify the Non-Transferring Members of its election. The Non-Transferring Members must give the Transferee written notice, within thirty (30) days following the receipt of notice from the Company, of their election to purchase all or any portion of the Membership Interest purportedly held by the Transferee. The Transferee's sale obligation pursuant to this paragraph may be specifically enforced by the Company or any Non-Transferring Member.

        7.10    BUY AND SELL RIGHTS.

                7.10.1 Any Member (the "Offeror") may, at any time, make a buy-sell offer (the "Offer") to any other Member (the "Offeree") by notifying the Offeree in writing of the exercise of this right, and stating in such notice the gross sales price for the Company, as determined by the Offeror (the "Company Price"), which Company Price shall be used in the calculation procedures set forth in Paragraph 7.10.2 hereof, and the terms under which the Offeror is willing either to buy all of the Membership Interest owned by the Offeree or to sell to the Offeree all of the Membership Interest owned by the Offeror, with the price and any terms being the same for both the purchase and the sale. Except as set forth in Paragraph 7.10.2, the Offer shall not be revocable once the aforesaid notice has been delivered to the Offeree.

                7.10.2 Within thirty (30) days after receipt by the Offeree of the Offeror's written notice of the Offer, the Offeree shall send the Offeror a written notice stating whether the Offeree elects (i) to purchase from the Offeror all of the Offeror's Membership Interest, at the price (as determined pursuant hereto) and under the terms stated in the Offer, or (ii) to sell to the Offeror all of the Offeree's Membership Interest at the price (as determined pursuant hereto) and under the terms stated in the Offer. If the Offeree shall fail to notify the Offeror whether he elects to buy or sell within the time period specified above, such failure shall be deemed to be an election to sell all Membership Interest owned by the Offeree to the Offeror at the price (as determined pursuant hereto) and under the terms specified in the Offer. The Offeror shall be entitled to revoke the Offer by giving the Offeree written notice of the withdrawal prior to the earlier of
    (i) the date the Offeree gives the Offeror written notice of his election to purchase or to sell pursuant to this Paragraph, or (ii) the date on which the Offeree shall be deemed to have elected to sell his Membership Interest to the Offeror. The price payable to the Offeror or the Offeree, as the case may be, shall be the product of the Company Price and the Percentage Interest held by the selling Member.

                7.10.3  The closing of the sale contemplated by this Paragraph
    7.10 shall be held at the principal office of the Company (or at such other place as the Offeror and the Offeree may in writing agree) no later than thirty (30) days after the expiration of the notice period specified in Paragraph 7.10.2. Unless otherwise stated in the Offer, the purchasing Member shall deliver payment in full in cash for the purchase of the Membership Interest. A Member selling its Interest pursuant to 7.10.2 hereof shall deliver all appropriate documents of transfer at closing and shall convey its Membership Interest to the buying Member, or its nominee, free and clear of all liens, claims, encumbrances or other charges of any kind whatsoever. In the event the Membership Interest is conveyed to a nominee of the buying Member, the admission of such nominee to the Company as a successor to the selling Member shall occur, and for all purposes shall be deemed to have occurred immediately prior to the transfer by the selling Member of its Membership Interest.

        7.11    OPTION TO PURCHASE UPON FUNDAMENTAL CHANGE.

                7.11.1 In the event of the occurrence of a Fundamental Change with respect to a Member (the "Affected Member"), the Company shall have the option to purchase from the Affected Member, and the Affected Member shall sell to the Company upon the exercise of such option, all of the Membership Interest owned by the Affected Member. The Company may exercise such option upon the consent of a majority in interest of the Unaffected Members. If the Company does not elect to exercise the option provided herein, the Unaffected Members may, at the option of such Unaffected Members purchase all Membership Interest of the Affected Member which the Company does not elect to purchase. Such options shall be exercised by either the Company or the Unaffected Members by giving written notice to the Affected Member within ninety (90) days after the receipt of notice to the Company and the Unaffected Members of the occurrence of such Fundamental Change.

                7.11.2 PURCHASE PRICE. The purchase price of the Membership Interest to be purchased pursuant to Paragraph 7.11.1 shall be the book value of such Membership Interest, including previous adjustments contemplated by the definition of Gross Asset Value, as of the last day of the month preceding the date of the Fundamental Change, as determined by the regularly employed outside accountant serving the Company at such time, or if none, by a public accountant selected by the Company and the Affected Member, or if they are unable to agree, by a public accountant chosen by two public accountants, one being selected by the Affected Member and one by the Company. At any time after the date of this Agreement, the Members shall have the right to agree unanimously upon the value of the Membership Interest of each Member and determine the purchase price of each Membership Interest for purposes of Paragraph 7.11.1, in which event, the Tax Matters Partner shall place the purchase price of each Membership Interest on Exhibit A attached hereto, which shall be initialed by all of the Members. The purchase price so determined shall be reviewed by the Members each year or at any other time determined by all of the Members and shall either be confirmed or adjusted by the unanimous agreement of all Members. If all Members are unable to agree with respect to the purchase price of any Membership Interest, the Tax Matters Partner shall delete such purchase price from Exhibit A. In the event the Members allow a period of eighteen
    (18) months to lapse without either revaluing or confirming such purchase price or are unable to unanimously agree on the revaluing or confirmation of such purchase price, the purchase price shall then become the book value of the Membership Interest as appraised by the Company's regularly employed outside accountant or such other accountant as may be selected pursuant to the above-described procedure.

                7.11.3 PAYMENT OF PURCHASE PRICE. The purchase price under this Paragraph 7.11 shall be payable in cash at closing.

                7.11.4 CLOSING. The closing of any purchase and sale under Paragraph 7.11.1 shall take place at the office of the Company at a date designated by the Company, or the Unaffected Members, as applicable, which shall not be more than ninety (90) days after the date of determination of the purchase price of the Membership Interest as set forth in Paragraph 7.11.2.

                                    ARTICLE 8
            DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE COMPANY

        8.1 LIMITATIONS. The Company may be dissolved, liquidated, and terminated only pursuant to the provisions of this Article 8, and the parties hereto do hereby irrevocably waive any and all other rights they may have to cause a dissolution of the Company or a sale or partition of any or all of the Company Assets.

        8.2 EXCLUSIVE CAUSES. Notwithstanding the Act, the following and only the following events shall cause the Company to be dissolved, liquidated, and terminated:

                (a) Any transaction the result of which is the ownership of one hundred percent (100%) of all the Membership Interests of the Company by a single Member, unless such Member elects to continue the business of the Company by admitting another Member within thirty (30) days thereafter;

                (b)     The occurrence of a Terminating Capital Transaction;

                (c) The Incapacity of any Member, unless a Majority of Remaining Members votes to continue the Company within ninety (90) days following the occurrence of any such Incapacity;

                (e)     The written consent of a Majority in Interest;

                (f)     Judicial dissolution; or

                (g) Upon the seventh (7th) anniversary of the date of this Agreement.

Any dissolution of the Company other than as provided in this Paragraph 8.2 shall be a dissolution in contravention of this Agreement.

        8.3 EFFECT OF DISSOLUTION. The dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until it has been wound up and its assets have been distributed as provided in Paragraph 8.5 of this Agreement. Notwithstanding the dissolution of the Company, prior to the termination of the Company, the business of the Company and the affairs of the Members, as such, shall continue to be governed by this Agreement.

        8.4 NO CAPITAL CONTRIBUTION UPON DISSOLUTION. Each Member shall look solely to the assets of the Company, its Capital Contribution thereto, its Capital Account and its share of Net Profits or Net Losses for all distributions with respect to the Company, and shall have no recourse therefor (upon dissolution or otherwise) against any other Member. Accordingly, in the event the Company is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(H)(g), if any Member has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which the liquidation occurs), then such Member shall have no obligation to make any Capital Contribution with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other person for any purpose whatsoever.

        8.5     LIQUIDATION.

                8.5.1 Upon dissolution of the Company, the Members shall liquidate the assets of the Company, and after allocating (pursuant to Article 5 of this Agreement) all income, gain, loss and deductions resulting therefrom, shall apply and distribute the proceeds thereof as follows:

                (a) First, to the payment of the obligations of the Company, to the expenses of liquidation, and to the setting up of any Reserves for contingencies which a Majority in


                        Interest may consider necessary.

                (b) Thereafter, to the Members in accordance with the positive balances in the Members' respective Capital Accounts, determined after taking into account all Capital Account adjustments for the Company taxable year during which such liquidation occurs (other than those made as a result of the distributions set forth in this Paragraph 8.5.1(b) of this Agreement), by the end of the taxable year in which such liquidation occurs or, if later, within 90 days after the date of the liquidation.

                8.5.2 Notwithstanding Paragraph 8.5.1 of this Agreement, in the event that a Majority in Interest determines that an immediate sale of all or any portion of the Company Assets would cause undue loss to the Members, in order to avoid such loss to the extent not then prohibited by the Act, the Members may either defer liquidation of and withhold from distribution for a reasonable time any Company Assets except those necessary to satisfy the Company's debts and obligations, or distribute the Company Assets to the Members in kind.

                                    ARTICLE 9
                                  MISCELLANEOUS

        9.1     AMENDMENTS.

                9.1.1 Each Additional Member and Substitute Member shall become a signatory hereto by signing such number of counterpart signature pages to this Agreement, and such other instruments, in such manner, as the Members shall determine. By so signing, each Additional Member and Substitute Member, as the case may be, shall be deemed to have adopted and to have agreed to be bound by all of the provisions of this Agreement.

               9.1.2 Amendments to this Agreement may be made only as set forth in Paragraph 6.1.15.

               9.1.3 In making any amendments, there shall be prepared and filed by, or for, the Members such documents and certificates as may be required under the Act and under the laws of any other jurisdiction applicable to the Company.

          9.2 ACCOUNTING AND FISCAL YEAR. Subject to Code Section 448, the books of the Company shall be kept on such method of accounting for tax and financial reporting purposes as may be determined by a Majority in Interest. The fiscal year of the Company shall end on September 30 of each year, or on such other date permitted under the Code as a Majority in Interest shall determine.

          9.3 MEETINGS. At any time, and from time to time, a Majority in Interest may, but shall not be required to, call meetings of the Members. Written notice of any such meeting shall be given to all Members not less than five (5) nor more than forty-five (45) days prior to the date of such meeting. Each Member may authorize any other Person (whether or not such other Person is a Member) to act as a proxy for it or on its behalf on all matters in which the Member is entitled to participate. Each proxy must be signed by the Member or such Member's attorney-in-fact. All other provisions governing, or otherwise relating to, the holding of meetings of the Members, shall from time to time be established by a Majority in Interest.

          9.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes any and all prior or contemporaneous agreements or understandings between the parties hereto pertaining to the subject matter hereof.

          9.5 FURTHER ASSURANCES. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

          9.6 NOTICES. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person to whom the same is directed, or (b) sent by facsimile or registered or certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Company, to the Company at the address set forth in Paragraph
1.3 hereof, or to such other address as the Company may from time to time specify by notice to the Members; if to a Member, to such Member at the address set forth in Exhibit A, or to such other address as such Member may from time to time specify by notice to the Company. Any such notice shall be deemed to be delivered, given and received for all purposes as of: (i) the date so delivered, if delivered personally, (ii) upon receipt, if sent by facsimile, or (iii) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

          9.7  TAX MATTERS.

               9.7.1 APS shall be designated and shall operate as the "Tax Matters Partner" (as defined in Code Section 6231).

               9.7.2 The Member designated as "Tax Matters Partner" may make all elections for federal income and all other tax purposes (including, without limitation, pursuant to Section 754 of the Code) except as expressly provided otherwise in this Agreement; provided, however, that upon the reasonable request of any Member transferring its Membership Interest as permitted hereunder, the Tax Matters Partner, on behalf of the Company, shall make the election pursuant to Section 754 of the Code requested by such Member, as permitted by the Code.

               9.7.3 Income tax returns of the Company shall be prepared by the accountant selected by a Majority in Interest. Such income tax returns shall be prepared at the Company's expense.

          9.8 GOVERNING LAW. This Agreement, including its existence, validity, construction, and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

          9.9 ARBITRATION. The parties hereto agree to submit to arbitration any and all matters in dispute and in controversy among them concerning the terms and provisions of this Agreement. All such disputes and controversies shall be resolved, determined and adjudged by the arbitrators, all pursuant to the rules of the American Arbitration Association. The selection of arbitrators and the arbitration procedure shall be according to the Rules of the American Arbitration Association; however, the arbitrators shall have no authority to grant any relief which is inconsistent with this Paragraph 9.9 or any other provision of this Agreement.

          9.10 CONSTRUCTION. This Agreement shall be construed as if all parties prepared this Agreement.

          9.11 CAPTIONS - PRONOUNS. Any titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

          9.12 BINDING EFFECT. Except as otherwise expressly provided herein, this Agreement shall be binding on and inure to the benefit of the Members, their heirs, executors, administrators, successors and all other Persons hereafter holding, having or receiving an interest in the Company, whether as Assignees, Substitute Members or otherwise.

          9.13 SEVERABILITY. In the event that any provision of this Agreement as applied to any party or to any circumstance, shall be adjudged by a court of competent jurisdiction to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of this Agreement as a whole.

          9.14 CONFIDENTIALITY. Each Party hereto agrees that the provisions of this Agreement, all understandings, agreements and other arrangements between and among the parties, and all other nonpublic information received from or otherwise relating to, the Company shall be confidential, and shall not be disclosed or otherwise released to any other Person (other than another party hereto), without the written consent of a Majority in Interest. The obligations of the parties hereunder shall not apply to the extent that the disclosure of information otherwise determined to be confidential is required by applicable law, provided that, prior to disclosing such confidential information, a party shall notify the Company thereof, which notice shall include the basis upon which such party believes the information is required to be disclosed.

          9.15 COUNTERPARTS. This Agreement may be executed in any number of multiple counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement, binding on all parties hereto.

          9.16 NO REFERRALS. There exists no agreement or understanding between the Company and any Member, or among any Members, or any affiliates of any Member, that any Member shall order, refer or purchase goods or services from the Company, or arrange for the ordering, referring or purchasing of such goods or services from the Company. Likewise, there exists no agreement or understanding between the Company and any Member, or among any Members, or any affiliates of any Member, that the Company shall order, refer or purchase goods or services from any Member, or arrange for the ordering referring or purchasing of such goods or services from any Member.

                           [SIGNATURE PAGE FOLLOWS)

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                        AMERICAN PHARMACEUTICAL SERVICES,
                                        INC.

                                        By: /s/ WILLIAM R. KORSLIN
                                            -----------------------------------
                                                    William R. Korslin

                                        SUMMIT CARE PHARMACY, INC.

                                        By:____________________________________

                                                  --------------------

                                        Its:
                                            ------------------------------------


ACKNOWLEDGED AND AGREED THIS ___
DAY OF __________, 1996 FOR THE
PURPOSES OF PARAGRAPH 6.6 HEREOF.

        SUMMIT CARE CORPORATION

        By:
             ---------------------------

             ---------------------------

        Its:
             ---------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        AMERICAN PHARMACEUTICAL SERVICES,

                                        INC.

                                        By:
                                           ------------------------------------
                                                    William R. Korslin

                                        SUMMIT CARE PHARMACY, INC.

                                        By:        /s/ DERWIN L. WILLIAMS
                                           ------------------------------------
                                                     Derwin L. Williams

                                        Its: Sr. Vice President, Finance
                                            ------------------------------------




ACKNOWLEDGED AND AGREED THIS 30th
DAY OF NOVEMBER, 1996 FOR THE
PURPOSES OF PARAGRAPH 6.6 HEREOF.



        SUMMIT CARE CORPORATION



        By: /s/ DERWIN L. WILLIAMS
            ----------------------------

              Derwin L. Williams
            ----------------------------

        Its: Sr. Vice President, Finance
             ---------------------------

                                   EXHIBIT A
                        MEMBERS, CAPITAL CONTRIBUTIONS,
                           AND PERCENTAGE INTERESTS





                                                                                Purchase Price for
                                                                                each Membership
                                                   Initial Capital              Interest (Pursuant        Percentage
             Member                                 Contribution                to Paragraph 7.11)         Interest
             ------                                ---------------              -------------------       ----------
American Pharmaceutical Services, Inc.      Those assets that American                                           50%
1771 W. Diehl Road, Suite 210               Pharmaceutical Services, Inc.
Naperville, Illinois 60563                  uses in the conduct of its
                                            business of providing drugs,
                                            pharmaceutical supplies and
                                            pharmacy consulting to long term
                                            care facilities in the Austin,
                                            Texas area from the pharmacy
                                            located at 2324 Ridgepoint
                                            Drive, Suite G-1, Austin, Texas
                                            78754 (Gross Asset Value =
                                            $3,000,000 (1)


Summit Care Pharmacy, Inc.                            $1,500,000                                                 50%
22607 Old Canal Road
Yorba Linda, California 92887

----------

(1) APS's Capital Account will be adjusted in accordance with Paragraph 2.10 hereof to reflect the distribution provided for in Paragraph 4.1.3 hereof.

                                  SCHEDULE I

                               STATE OF DELAWARE

                           CERTIFICATE OF FORMATION

                                      OF

                       APS-SUMMIT CARE PHARMACY, L.L.C.





FIRST:     The name of the limited liability company is:

           APS-SUMMIT CARE PHARMACY, L.L.C.



SECOND:    Its registered office in the State of Delaware is to be located at:

               1209 Orange Street
               Wilmington, DE 19801

The county of New Castle and its registered agent at such address is:

               The Corporation Trust Company

In Witness Whereof, the undersigned has executed this Certificate of Formation of APS-SUMMIT CARE PHARMACY, L.L.C. this 27th day of November, 1996.



                                       AMERICAN PHARMACEUTICAL SERVICES,

                                       INC., a Delaware corporation



                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________


                                       SUMMIT CARE PHARMACY, INC., a California corporation


                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________

                ===============================================


                         ASSET CONTRIBUTION AGREEMENT

                                BY AND BETWEEN

                    AMERICAN PHARMACEUTICAL SERVICES, INC.,


                            a Delaware Corporation


                                      AND


                      APS - SUMMIT CARE PHARMACY, L.L.C.,

                     a Delaware Limited Liability Company


                ===============================================

                               TABLE OF CONTENTS



                                                                         Page
ASSET CONTRIBUTION AGREEMENT.............................................   1

RECITALS.................................................................   1

AGREEMENT................................................................   1

ARTICLE I - CONTRIBUTION OF ASSETS.......................................   1

         1.1     Contributed Assets......................................   1

                 (a)   Leasehold Interests...............................   2
                 (b)   Purchased Contracts...............................   2
                 (c)   Inventories.......................................   2
                 (d)   Personal Property, Fixtures and Equipment.........   2
                 (e)   Governmental Licenses and Permits.................   3
                 (f)   Intangible Assets.................................   3
                 (g)   Names.............................................   3
                 (h)   Goodwill..........................................   3
                 (i)   Facility Records..................................   3
                 (j)   Customer Lists....................................   3
                 (k)   Noncompetition Covenant...........................   3

         1.2     Excluded Assets.........................................   3
         1.3     Nonassumption of Agreements.............................   4

ARTICLE II - ASSUMED LIABILITIES.........................................   4

         2.1     Assumed Liabilities.....................................   4
         2.2     Unassumed - Liabilities.................................   4

ARTICLE III - FINANCIAL ARRANGEMENTS AND CLOSING.........................   4

         3.1     Asset Value.............................................   4
         3.2     Capital Account Balance.................................   5
         3.3     Payment to APS..........................................   5
         3.4     Allocation..............................................   5
         3.5     Closing.................................................   5
         3.6     Closing Deliveries......................................   5

ARTICLE IV - CLOSING CONDITIONS AND DOCUMENTS............................   6

         4.1 Conditions to Obligations of LLC............................   6
         4.2 Conditions to Obligations of APS............................   8

ARTICLE V - NONCOMPETITION COVENANT......................................   9

         5.1     Covenant................................................   9
         5.2     Modification............................................   9
         5.3     Remedies................................................   9

ARTICLE VI - REPRESENTATIONS AND WARRANTIES OF APS.......................  10

         6.1     Title to Contributed Assets.............................  10
         6.2     Compliance With Licensing Requirements.................   10
         6.3     Compliance With Laws....................................  10
         6.4     Condition of Personal Property..........................  11
         6.5     Books and Records.......................................  11
         6.6     Leases and Other Material Agreements....................  11
         6.7     Taxes...................................................  11
         6.8     Governmental Investigations and Proceedings.............  11
         6.9     No Conflict or Violation................................  11
         6.10    Material Misstatements..................................  11
         6.11    No Condemnation.........................................  12
         6.12    No Assessments..........................................  12
         6.13    Financial Statements...................................   12
         6.14    Hazardous Material......................................  12
         6.15    Insurance...............................................  13
         6.16    Zoning..................................................  13
         6.17    Litigation..............................................  13
         6.18    Authorization...........................................  13
         6.19    Corporate Existence and Qualification...................  13
         6.20    Access to Records.......................................  13

ARTICLE VII - REPRESENTATIONS AND WARRANTIES OF LLC......................  14

         7.1     No Conflict or Violation................................  14
         7.2     Litigation..............................................  14
         7.3     Authorization...........................................  14
         7.4     Corporate Existence and Qualification...................  14

ARTICLE VIII - POSTCLOSING AGREEMENTS....................................  14

         8.1     Books and Records and Financial Information.............  14
         8.2     Sales and Use Taxes.....................................  15

ARTICLE IX - INDEMNIFICATION.............................................  15

         9.1     Indemnification by APS..................................  15
         9.2     Indemnification by LLC..................................  16

ARTICLE X - MISCELLANEOUS................................................  17

         10.1    Notices.................................................  17
         10.2    Referrals...............................................  18
         10.3    Counterparts............................................  18
         10.4    Construction............................................  18
         10.5    Gender and Number.......................................  18
         10.6    Waiver..................................................  18
         10.7    Further Assurances......................................  18
         10.8    Confidentiality.........................................  18
         10.9    Time of Essence.........................................  19
         10.10   Survival................................................  19
         10.11   Supersedes Agreement....................................  19
         10.12   Commissions.............................................  19
         10.13   Attorneys' Fees and Costs...............................  19
         10.14   Arbitration.............................................  19
         10.15   Interpretation..........................................  20
         10.16   Severability............................................  20
         10.17   Binding.................................................  20
         10.18   Facsimile Copies........................................  20
         10.19   Force Majeure...........................................  20
         10.20   No Obligations To Third Parties.........................  21

                         ASSET CONTRIBUTION AGREEMENT

         This Asset Contribution Agreement (the "Agreement") is entered into as of November 27, 1996 (the "Execution Date"), by and between American Pharmaceutical Services, Inc., a Delaware corporation ("APS"), and APS - Summit Care Pharmacy, L.L.C., a Delaware limited liability company ("LLC"). APS and LLC are sometimes hereinafter referred to collectively as "Parties" and individually as "Party".


                                   RECITALS


         A. APS is the owner and operator of a pharmacy (the "Facility") located at 2324 Ridgepoint Drive, Suite G-1, Austin, Texas 78754 (the "Premises").

         B. APS owns certain "Contributed Assets" (as defined in Section 1. 1 of this Agreement) which are used or usable in connection with the operation of the Facility.

         C. APS and Summit Care Pharmacy, Inc., a California corporation ("Summit Care") (a) have formed LLC for the purpose of engaging in the business of operating a pharmacy to provide pharmacy and IV therapy services and (b) have entered into that certain Limited Liability Company Agreement, of even date herewith (the "LLC Agreement"), to govern the ownership and operations of LLC.

         D. Pursuant to the LLC Agreement, APS will contribute to LLC, as its initial capital contribution, the Contributed Assets, on the terms and conditions set forth in this Agreement.

         E. APS desires to contribute the Contributed Assets to LLC, and LLC desires to receive the Contributed Assets from APS, upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the terms and conditions set forth herein, the Parties agree as follows:


                                   AGREEMENT


                                   ARTICLE I
                            CONTRIBUTION OF ASSETS



         1.1 Contributed Assets. At the Closing (as defined in Section 3.5 hereof) of the transactions contemplated by this Agreement, in reliance upon the representations and warranties and agreements of APS herein, APS shall contribute to LLC, and LLC shall accept from APS, all right, title and interest of APS in the following assets, rights and interests of APS relating to the Facility, all of which are to be contributed by APS at Closing in accordance with the provisions of Section 3.5 hereof, excluding only the "Excluded Assets" defined in Section
               1.2 hereof. (All of the assets, rights and interests to be contributed and delivered by APS to LLC pursuant to Section 3.6 are hereinafter collectively referred to as the "Contributed Assets"):

               (a) Leasehold Interests. All of APS's leasehold interest (including all security deposits, and any options to extend such leasehold, to expand the leased premises, to purchase such premises or otherwise) as lessee of the Facility pursuant to the lease (the "Lease") under which APS, as lessee, has been granted the leasehold interest by the owner of the Premises as lessor, and all improvements owned by APS on the Closing Date, if any, to real property and the buildings leased by APS with respect to the Facility (collectively, the "Leasehold Interests"). To effectuate the transfer of the Leasehold Interests hereunder, APS agrees to execute and deliver at Closing (i) an Assignment of Lease executed by APS in substantially the form attached as Exhibit A hereto; and (ii) a "Consent to Assignment of Lease" executed by the lessor of the Premises in substantially the form attached as Exhibit B hereto.

               (b) Purchased Contracts. All right, title and interest of APS in, to and under the contracts relating exclusively to the operations of the Facility (collectively, the "Purchased Contracts"), including but not limited to (i) all assignable agreements between APS and third-party payors (collectively, the "Payor Contracts"), (ii) all assignable agreements with suppliers to which APS is a party (collectively, the "Supplier Contracts"), (iii) all assignable agreements with nursing homes (collectively, the "Facility Contracts") and
                    (iv) the contracts (including the Payor Contracts, the Supplier Contracts, and the Facility Contracts) listed on
                    Schedule 1.1(b) hereto.

               (c) Inventories. All of APS's inventories held for use in connection with the Facility on the Closing Date and maintained in the ordinary course of the business of the Facility, including, without limitation, all medical supplies, equipment and drugs (all such items, collectively, the "Inventory").

               (d) Personal Property, Fixtures and Equipment. All right, title and interest of APS in and to all furniture, fixtures, furnishings, tools, machinery, equipment including, without limitation, all computer hardware, computer software, supplies, billing and office support equipment, telecommunications equipment and records necessary to operate, prepare and collect bills and maintain the Facility, appliances and all other tangible personal property of every kind and description and any interest therein necessary to the operations of the Facility and owned or leased by APS and exclusively used in or related to the operation of the Facility on the Closing Date, whether or not located at the Facility, and whether or not reflected as capital assets on the accounting records of APS (all such items, collectively, the "Personal Property"), including, but not limited to, those items listed on
                    Schedule 1.1(d) hereto.

               (e) Governmental Licenses and Permits. All right, title and interest of APS in, to and under all agreements, licenses, permits, consents, authorizations, certificates and other rights of every kind and character relating exclusively to the Facility of any regulatory, administrative or other governmental agency or body issued to or held by APS necessary or incidental to the operations of the Facility as of the Closing Date, to the extent the same are transferable (all such items, collectively the "Governmental Licenses and Permits"). A listing of the Facility's license and permit numbers is set forth on Schedule 1.1(e) hereto.

               (f) Intangible Assets. All right, title and interest of APS in, to and under the technology, data, symbols, copyrights and registrations thereof, trade names, trademarks, trademark registrations, trademark applications, service marks, service mark registrations, service mark applications, telephone numbers, licenses, and other intangible rights and privileges used by APS exclusively in connection with the operation of the Facility on the Closing Date.

               (g)  Names. A license to use the name set forth on Schedule
                    1.1(g).

               (h) Goodwill. The goodwill and going concern value of APS's interest in the Facility.

               (i) Facility Records. Copies of all books and records, computer tapes, disks and data relating exclusively to the Facility and the Contributed Assets, (collectively, the "Facility Records"), as listed on Schedule 1.1(i) hereto.

               (j) Customer Lists. All right, title and interest of APS in all customer lists relating to the operation of the Facility.

               (k) Noncompetition Covenant. The Noncompetition Covenant described in Article V of this Agreement.

         1.2 Excluded Assets. Notwithstanding any other provision of this Agreement, the Contributed Assets shall include only the assets, rights and interests of APS specifically described in this Agreement and expressly shall not include (and APS does not hereby contribute to LLC) any other assets, rights or interests of APS, including, without limitation: (i) any cash, securities, bank accounts or safe deposit boxes; or (ii) any accounts receivable arising with respect to goods sold or services rendered by APS prior to the Closing Date.

          1.3 Nonassumption of Agreements. Except for the obligations under the Purchased Contracts accruing on and after the Closing Date, LLC shall not assume any agreements or obligations, whether express or implied, that exist between APS and any of APS's current or former employees, or any third party, and nothing in this Agreement is intended to be or shall be construed as an assumption by LLC of any rights, obligations or liabilities of any kind under any such agreements.

                                  ARTICLE II
                              ASSUMED LIABILITIES

          2.1 Assumed Liabilities. Except as specified in Section 2.2 hereof, as of the Closing Date, LLC hereby agrees to assume, satisfy or perform when due all sums owed to trade vendors and service providers for goods and services purchased in the ordinary course of operations of the Facility (the "Accounts Payable") for goods delivered to LLC or services performed for LLC after the Closing Date (the "Assumed Liabilities").



          2.2 Unassumed Liabilities. Other than the Assumed Liabilities, LLC shall not assume, nor shall LLC or any of its affiliates be deemed to have assumed or guaranteed, any other liability or obligation of any nature of APS, or claims of such liability or obligation, whether accrued, matured or unmatured, liquidated or unliquidated, fixed or contingent, known or unknown arising out of (i) acts or occurrences prior to the Closing, (ii) liabilities or obligations relating to the Contributed Assets prior to the Closing, or (iii) any other liability or obligation of APS (all such items (i) through (iii) of this Section 2.2, collectively, the "Unassumed Liabilities"). The Unassumed Liabilities specifically include, without limitation, all Accounts Payable for goods delivered to APS or services performed for APS prior to the Closing Date and also include any liabilities or obligations of APS with respect to APS's employees earned prior to the Closing Date, whether or not any of APS's employees become employees of LLC.

                                  ARTICLE III
                      FINANCIAL ARRANGEMENTS AND CLOSING

          3.1 Asset Value. The Parties agree that the fair market value of the Contributed Assets is Three Million Dollars ($3,000,000.00). In exchange for APS's contribution of the Contributed Assets to LLC pursuant to the terms and conditions of this Agreement, APS will receive from LLC the consideration described in Sections 3.2 and 3.3 of this Article.

         3.2 Capital Account Balance. In exchange for the Contributed Assets contributed by APS to LLC in accordance with this Agreement, in addition to the consideration described in initial capital account credit in LLC equal to One Million Five Hundred Thousand Dollars ($1,500,000.00) and (b) a membership interest in LLC that represents a fifty percent (50%) ownership interest in LLC.

         3.3 Payment to APS. In exchange for the Contributed Assets contributed by APS to LLC in accordance with this Agreement, in addition to the consideration described in Section 3.2 above, APS will receive payment from LLC in the amount of One Million Five Hundred Thousand Dollars ($1,500,000.00), to be paid in immediately available funds on the Closing Date described below.

         3.4 Allocation. The Three Million Dollar ($3,000,000.00) value of the Contributed Assets agreed upon by the Parties shall be applied and allocated as set forth on Schedule 3.4 hereto. As an inducement for APS and LLC to enter into this Agreement, the Parties agree that the values assigned to the items included in this Agreement and set forth on Schedule 3.4 are fair and equitable and have been bargained for separately. In addition, the Parties agree to cooperate in filing reports relating to such allocation, as and when required by law, including IRS Form 8594. Furthermore, the Parties acknowledge and agree that APS and LLC shall report to federal and state tax authorities any additionally required information relating to the noncompetition covenant described herein or other agreements between APS and LLC. APS and LLC agree to cooperate with each other in the preparation of any such additional reports.

         3.5 Closing. The closing of the transactions contemplated under this Agreement (the "Closing") shall take place by mail on or prior to November 30, 1996 (the "Closing Date"). The Closing Date may be extended upon the mutual agreement of the Parties hereto. The transfer of the Contributed Assets by APS to LLC shall be deemed to be effective as of 11:59 p.m., Texas time, on the Closing Date.

         3.6 Closing Deliveries. At the Closing, APS shall execute and deliver to LLC all instruments, documents and records set forth in Section 4.1 hereof required by that Section to be delivered by APS as a condition to LLC's obligation to accept the Contributed Assets; and LLC shall execute and deliver to APS all instruments, documents and records set forth in
                  Section 4.2 hereof required by that Section to be delivered by LLC as a condition to APS's obligation to accept the Contributed Assets. For purposes of this Agreement, the term "Transaction Documents" shall refer to this Agreement and to the Assignment of Lease and Consent to Assignment of Lease, the General Conveyance and Assignment of Interests described below and such other instruments of transfer necessary to vest title and possession in and to the Contributed Assets in LLC as of the Closing Date.

                                  ARTICLE IV
                       CLOSING CONDITIONS AND DOCUMENTS

         4.1 Conditions to Obligations of LLC. LLC's obligation to accept the Contributed Assets shall be expressly conditioned upon satisfaction, or, in the alternative, waiver by LLC of the following conditions:

                  (a) All of the terms, covenants and conditions of this Agreement to be complied with and performed by APS on or before the Closing Date shall have been duly complied with and performed by APS in all material respects.

                  (b) The representations and warranties made by APS herein shall be correct in all material respects as of the Closing Date, with the same force and effect as though such representations and warranties had been made as of the Closing Date.

                  (c) On or before the Closing Date, the Board of Directors of APS shall have voted to authorize the Transaction Documents, and the transactions described therein, and the Secretary or Assistant Secretary of APS shall have delivered to LLC a certified copy of the resolutions of its Board of Directors to such effect; APS shall have executed the Assignment of Lease and obtained the executed Consent to Assignment of Lease, in substantially the forms attached hereto as Exhibits A and B, respectively, on or before the Closing Date.

                  (d) On or before the Closing Date, APS shall have executed an Employee Services Agreement in substantially the form attached as Exhibit D hereto.

                  (e) The Facility shall not have been adversely affected in any material way as the result of any fire, accident or other casualty (whether or not insured) or by any act of God.

                  (f) There shall not have been material adverse change in the operations, financial condition, or regulatory or licensing status of APS since the Execution Date of this Agreement nor shall APS have received any reports, surveys, citations or correspondence from licensing authorities (collectively, "Reports") affecting the Facility for the period prior to the

                  Closing Date, except such Reports as to which LLC has had a reasonable opportunity to review and not disapprove.

                  (g) APS shall have delivered to LLC a certificate to the effect that, as of the Closing Date, the conditions set forth in subsections (a) and (b) of this Section
                           4.1 have been satisfied.

                  (h) On or before the Closing Date, APS shall have and Acceptance and Assignment of Interests and Assumption of Liabilities in substantially the form attached hereto as Exhibit C and incorporated herein by this reference (the "General Conveyance"), which General Conveyance shall be effective to transfer to LLC the Contributed Assets free and clear of all liens and encumbrances, other than the Permitted Encumbrances set forth on Schedule 6.1.

                  (i) On or before the Closing Date, APS and Summit Care shall have executed and delivered to LLC that certain LLC Agreement by and between APS and Summit Care. Additionally, on or before the Closing Date, Summit Care shall have contributed cash in the amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) to LLC in accordance with the LLC Agreement.

                  (j) APS shall have made available for delivery at the Facility the Purchased Contracts.

                  (k) APS shall have made available for delivery at the Facility the Facility Records.

                  (l) No action, suit, or proceeding before any court or transactions described in this Agreement or to the consummation thereof as provided herein, shall have been instituted or threatened on or before the Closing Date.

                  (m) APS shall have delivered to LLC any additional instruments, signed and properly acknowledged by APS, if appropriate, as may be necessary for APS to comply with this Agreement.

                  (n) To the extent required herein, APS shall have obtained all necessary consents or approvals of all third parties (except parties to nursing home contracts) whose consent or approval is required in order for APS to consummate the transactions contemplated by the Transaction Documents.

                  (o) On or before the Closing Date, APS shall assign or cause to be assigned to LLC all of APS's existing warranties of any contractors and suppliers who have provided either labor, services, equipment and/or materials to the Facility to the extent assignable.

         4.2 Conditions to Obligations of APS. APS's obligation to contribute the Contributed Assets shall be expressly conditioned upon satisfaction, or in the alternative, waiver by APS, of the following conditions:

                  (a) All of the terms, covenants and conditions of this Agreement to be complied with and performed by LLC on or before the Closing Date shall have been duly complied with and performed in all material respects.

                  (b) The representations and warranties made by LLC herein shall be correct in all material respects as of the Closing Date, with the same force and effect as though such representations and warranties had been made as of the Closing Date.

                  (c) LLC shall have executed and delivered all documents and agreements which it is obligated hereby to execute.

                  (d) On or before the Closing Date, LLC shall have executed an Employee Services Agreement in substantially the form attached as Exhibit D hereto.

                  (e) The Facility shall not have been adversely affected in any material way as the result of any fire, accident or other casualty (whether or not insured) or by any act of God.

                  (f) LLC shall have delivered to APS a certificate to the effect that, as of the Closing Date, the conditions set forth in subsections (a) and (b) of this Section
                           4.2 have been satisfied.

                  (g) On or before the Closing Date, LLC shall have executed and delivered to APS the General Conveyance.

                  (h) On or before the Closing Date, APS and Summit Care shall have executed and delivered to LLC that certain LLC Agreement by and between APS and Summit Care. Additionally, on or before the Closing Date, Summit Care shall have contributed cash in the amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) to LLC in accordance with the LLC Agreement.

                  (i) No action, suit, or proceeding before any court or any governmental body or authority pertaining to the transactions described in this Agreement or to the consummation thereof as provided herein, shall have been instituted or threatened on or before the Closing Date.

                           LLC shall have delivered to APS any additional instruments, signed and properly acknowledged by LLC, if appropriate, as may be necessary for LLC to comply with this Agreement.

                                   ARTICLE V
                            NONCOMPETITION COVENANT

         5.1 Covenant. APS shall not directly or indirectly carry on or engage in the business of providing pharmacy services or otherwise compete with LLC at or in connection with any location in the County of Travis, State of Texas, whether on its own account, or solely or jointly with others as an agent, consultant, stockholder, member, investor, or general or limited partner of any corporation, general partnership, limited partnership, limited liability company or any other entity, or in any other relationship or capacity. Except as set forth below, the provisions of this Article V shall survive for so long as LLC is in existence and no longer. Notwithstanding the preceding sentence, the provisions of this
                  Article V shall terminate and cease to apply (i) immediately upon the withdrawal of either APS or Summit Care as a "Member" of LLC (as "Member" is defined in the LLC Agreement) with the consent of the other, as contemplated by the second sentence of Paragraph 7.4 of the LLC Agreement and (ii) on November 30, 1998 in the event that either APS or Summit Care withdraws from LLC (A) prior to November 30, 1998 and (B) without the consent of the other party; provided, however, that in the event either APS or Summit Care exercises its buy/sell right under Paragraph 7. 10 of the LLC Agreement, the provisions of this Article V shall apply to the selling party only (as though the buying party were LLC) and shall terminate on the date that is the second (2nd) anniversary of the closing of the sale contemplated by Paragraph 7.10 of the LLC Agreement.

         5.2 Modification. Although APS and LLC consider the restrictions contained herein to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or geographical territory or any other restriction contained in this Article is an unreasonable or otherwise unenforceable restriction, the above provisions shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may determine or indicate to be reasonable.

         5.3 Remedies. The Parties to this Agreement further acknowledge and agree that LLC's remedy at law for a breach or threatened breach of any of the provisions of the above covenant not to compete would be inadequate and, in recognition of that fact, in the event of a breach or threatened breach by APS of the provisions of this Article, LLC shall be entitled to, without posting any bond, and APS agrees not to oppose any request for, equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may be available. Nothing contained herein shall be construed as prohibiting LLC from pursuing any other remedies available to LLC for such breach or threatened breach until any such injunction is granted.

                                  ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF APS

                  APS hereby makes the following representations and warranties to LLC as of the Execution Date and the Closing Date:

         6.1      Title to Contributed Assets. Except as disclosed on Schedule
                  6.1 (collectively, the "Permitted Encumbrances"), no claims, liens, imperfections of title, security interests or other encumbrances have attached to any of the Contributed Assets, nor has any action or event occurred which will impair APS's ability to deliver valid and marketable title to the Contributed Assets. APS has taken all reasonably necessary action to maintain and protect any trademarks or trade names used in connection with the Facility. Set forth on Schedule 6. 1A hereto are lien search results showing certain UCC Financing Statements listing APS as debtor which APS believes were filed against it in error, but for which APS specifically indemnifies and holds harmless LLC pursuant to the provisions of Section 9.1 hereof.

         6.2      Compliance With Licensing Requirements. Except as specified in
                  Schedule 6.2 hereof, the Facility has been operated in substantial compliance with the applicable laws, rules, requirements, and regulations of the State of Texas and of the federal government for licensing and certification of the Facility. Except as set forth on Schedule 6.2 hereof, all requirements or recommendations of all applicable licensing or certification authorities regarding the Facility have been or at the Closing shall have been fully complied with. As of the Closing, all material State licenses, permits and Medicare and Medicaid billing agreements and certification necessary to operate the Facility and to obtain payment shall have been obtained by APS, shall be in full force and effect, and shall not be the subject of any revocation or termination action by the issuing agencies.

         6.3 Compliance With Laws. To the knowledge of APS, no action or event has occurred which would cause the Facility to be out of substantial compliance with any applicable federal, state or local laws, rules and regulations, including without limitation, all federal, state or local health, fire and safety, seismic safety, zoning, or labor laws, ordinances, rules or regulations applicable to the Facility, all requirements of the Occupational Safety and Health Act and its Texas equivalent and regulations promulgated under such legislation and all orders, judgments and decrees of any tribunal under such legislation that apply to the Facility, the consequences of violation of which could have a material adverse effect on the operations of the Facility.

         6.4 Condition of Personal Property. AU Personal Property has been maintained and repaired by APS in the ordinary course of APS's business operations.

         6.5 Books and Records. APS's Financial Statements and other financial books and records for the Facility have been maintained in accordance with APS's usual and customary accounting practices applied on a consistent basis and are true and correct in all material aspects.

         6.6      Leases and Other Material Agreements. Except as disclosed on
                  Schedule 6.6 hereto, APS has not entered into any leases, subleases, management agreements or management contracts affecting the Facility, other than the Lease. To the knowledge of APS, nothing has occurred which would cause any of the Purchased Contracts listed on Schedule 1.1(b) not to be legal, valid, binding, enforceable and in full force and effect. APS has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the Lease other than to LLC.

         6.7 Taxes. All federal, state and local taxes (other than real and personal property taxes and any transfer taxes arising out of the transfer contemplated herein), fees and assessments of whatever nature upon the Contributed Assets being sold to LLC hereunder which are due and payable by reason of the transactions contemplated by this Agreement have been or shall be paid by APS.

         6.8 Governmental Investigations and Proceedings. Except as disclosed on Schedule 6.8 hereto, there is no current or pending litigation, proceeding, vendor hold or similar lien on state or federal payments to APS, or arbitration or governmental investigation with respect to APS and relating to the Facility, which, if decided adversely to APS, could have a material and adverse impact on the operations of the Facility.

         6.9 No Conflict or Violation. The execution, delivery and performance of the Transaction Documents by APS will not result in any breach or violation or constitute a default under any material agreement or other instrument to which APS is a party or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any such material agreement or other instrument.

         6.10 Material Misstatements. No representation or warranty by APS contained in this Agreement and no records, writing, certificate, list or other instrument furnished or to be furnished to LLC pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact.

         6.11 No Condemnation. No condemnation action has been taken or to APS's knowledge has been threatened with respect to the Facility or any part thereof.

         6.12 No Assessments. The Facility has not been the subject of any assessments for work or improvements either completed or to be completed, and APS has no knowledge or belief that there is any pending or contemplated assessment or other specified tax or assessment relating to the Facility.

         6.13 Financial Statements. Schedule 6.13 attached hereto sets forth the profit and loss statements of APS for APS's two (2) most recent fiscal years for the Facility (the "Financial Statements"). The Financial Statements have been prepared in accordance with APS's usual and customary accounting practices consistently followed by APS throughout the periods indicated, and fairly present the financial position and results of operations of APS for the respective periods indicated. In addition, on or before the Closing, APS shall promptly provide LLC with all such additional monthly profit and loss statements for the Facility through September 1996 as are prepared by APS in APS's normal course of business in accordance with APS' usual and customary accounting practices consistently followed by APS throughout the periods indicated.

         6.14 Hazardous Material. APS has not placed any underground storage tanks on the real property upon which the Facility is located in which any Hazardous Material (as defined below) has been or is being stored, nor has APS spilled, disposed of, discharged, or released any Hazardous Material into, upon, from, or over such real property or into or upon ground or surface water on such real property. APS has not incorporated any asbestos-containing materials into the buildings or interior improvements that are part of such real property, nor has it located any electrical transformer, fluorescent light fixture with ballasts, or other equipment containing PCBs on such real property. As used in this paragraph, "Hazardous Material" means any hazardous or toxic substance, material, or waste that is regulated by any federal authority or by any state or local governmental authority where the substance, materials, or waste is located. Except as set forth on Schedule 6.14 hereto, APS has operated the Facility in material compliance with all federal, state and local environmental protection laws and regulations and has not received any notice of nor has been cited for any violation of any such law or regulation and is aware of no such pending or threatened citation. There is no pending audit with respect to the Facility known to APS by any federal, state, or local governmental authority with respect to groundwater, soil, or air monitoring; the storage, burial, release, transportation, or disposal of Hazardous Materials; or the use of underground storage tanks by APS, related to the Facility. APS has no agreement with any third party or federal, state, or local governmental authority relating to any such environmental matter or any environmental cleanup.

         6.15 Insurance. APS has maintained and now maintains (1) insurance on all of the assets of the Facility of a type customarily insured, covering property damage and loss of income by fire and other casualty, and (2) adequate insurance protection against all liabilities, claims, and risks against which it is customary to insure. APS is not in default with respect to payment of premiums on any such policy. No claim is pending under any such policy which if decided adversely to APS would materially and adversely effect the business, condition, operations (financially or otherwise), or results of operations of the Facility.

         6.16 Zoning. APS has not commenced, nor received notice of the commencement of, any proceeding that would affect the present zoning or other land use classification of the property where the Facility is located.

         6.17 Litigation. Except as set forth on Schedule 6.17 attached hereto, APS (a) is not subject to any outstanding injunction, judgment, order, decree, ruling or charge or (b) is not a party nor to APS's knowledge is threatened to be made a party to any action, suit, proceeding, hearing, audit or investigation relating to the Facility or the Purchased Assets of, in or before any court or quasijudicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator that is reasonably likely to result in a material adverse change with respect to the business, condition, operations (financial or otherwise) or results of operation of the Facility or the Contributed Assets.

         6.18 Authorization. APS has full power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder. The Transaction Documents constitute the valid and legally binding obligation of APS, enforceable against APS in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, or similar laws relating to creditors' rights and to principles of equity generally.

         6.19 Corporate Existence and Qualification. APS is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it.

         6.20 Access to Records. APS shall have provided LLC, its agents, counsel, and accountants, through APS's counsel, reasonable access to all records maintained by APS at the Facility applicable to the Contributed Assets and the Facility and necessary to enable LLC to consummate the transactions described herein.

                                  ARTICLE VII
                     REPRESENTATIONS AND WARRANTIES OF LLC


                  LLC hereby represents and warrants to APS as follows:

         7.1 No Conflict or Violation. To the actual knowledge of LLC, there is no impediment or reason, including threatened or pending litigation, which would preclude LLC from executing and delivering the Transaction Documents, from performing its obligations thereunder or from consummating the transactions contemplated hereunder.

         7.2 Litigation. LLC (a) is not subject to any outstanding injunction, judgment, order, decree, ruling or charge or (b) is not a party nor to LLC's knowledge is threatened to be made a party to any action, suit, proceeding, hearing, audit or investigation in or before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator that is reasonably likely to result in a material adverse change with respect to the business, condition, operations (financial or otherwise) or results of operation of the Facility or the Contributed Assets.

         7.3 Authorization. LLC has all necessary power and authority and has taken all action necessary to enter into this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The Transaction Documents have been duly executed and delivered by LLC and are the legal, valid and binding obligations of LLC enforceable against LLC in accordance with their terms, except as may be limited by bankruptcy, insolvency, or similar laws relating to creditors' rights and to principles of equity generally.

         7.4 Corporate Existence and Qualification. LLC is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all necessary corporate power to own its properties and to carry on its business as now owned and operated by it.

                                  ARTICLE VIII
                             POSTCLOSING AGREEMENTS

         8.1 Books and Records and Financial Information. Following the Closing Date, APS agrees to provide, promptly upon reasonable request by LLC, access to any books, records, computer tapes, disks and data related to the Contributed Assets and the Facility, which were not purchased by LLC as Facility Records, and such financial information of APS related to the Contributed Assets and the Facility with respect to any period prior to the Closing Date as LLC or its auditors shall request in connection with any filings or reports LLC and its affiliates are required to file, or any tax inquiry or audit, as a result of the transactions contemplated hereby.

         8.2 Sales and Use Taxes. All sales and use taxes arising out of the transfer of the Contributed Assets imposed by any local, state or federal agency shall be paid by the party required to collect them under the statute imposing such taxes.

                                  ARTICLE IX
                                INDEMNIFICATION

         9.1     Indemnification by APS.

                 (a) APS shall indemnify and hold LLC (including, for purposes of this Article IX, any members, officers, affiliates, agents and employees of LLC, and its or their successors and assigns) harmless against any claims, demands, damages, losses, expenses and liabilities, including without limitation, reasonable attorneys' fees (collectively, the "Liabilities") suffered by LLC, arising out of or resulting from (i) any breach by APS (including, for purposes of this Article IX, any officers, directors, affiliates, agents and employees of APS, and its or their successors and assigns) of this Agreement, (ii) any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by APS herein, (iii) any inaccuracy or misrepresentation in any certificate or document delivered by APS in accordance with the provisions of this Agreement, (iv) any Unassumed Liabilities, or (v) any citation violations issued by the State of Texas which relate to surveys of the Facility, if any, conducted prior to the Closing. APS shall indemnify and hold LLC harmless from and against any and all liabilities arising out of the acts or omissions of APS in connection with the operation of the Facility prior to the Closing. For purposes of this Section 9.1(a), the indemnification by APS provided herein shall be in force and effect for a period of two (2) years from the Closing Date, or until the expiration of the statute of limitations applicable to the specific matter indemnified against, whichever is greater. The obligation of APS to indemnify LLC shall be limited to the amount of One Million Five Hundred Thousand Dollars ($1,500,000.00).

                  (b) Upon obtaining knowledge thereof, LLC shall promptly notify APS of any claim or demand which such party has determined has given or could give rise to a right of indemnification under this Agreement. If such claim or demand relates to a claim or demand asserted by a third party against such party and if APS acknowledges APS's obligations to indemnify and hold harmless hereunder, APS shall have the right to employ such counsel as is reasonably acceptable to LLC to defend any such claim or demand asserted against such party. LLC shall have the right at its own expense to participate in the defense of any such claim or demand. So long as APS is defending in good faith any such claim or demand, LLC shall not settle such claim or demand, without the consent of APS, which shall not be unreasonably withheld. LLC shall make available to APS all records and other materials required by APS for its use in contesting any claim or demand asserted by a third party against LLC. Whether or not APS so elects to defend any such claim or demand, LLC shall not have any obligation to do so and LLC shall not waive any right that LLC may have against APS hereunder with respect to any such claim or demand by electing or failing to elect to defend any such claim or demand.

         9.2      Indemnification by LLC.

                  (a) LLC shall indemnify and hold APS harmless from and against any and all Liabilities arising out of or resulting from (i) any breach by LLC of this Agreement; (ii) the acts or omissions of LLC after the Closing; (iii) the failure by LLC to pay or otherwise discharge any Assumed Liabilities or any obligation incurred or accrued subsequent to the Closing relating to the Facility or the Purchased Assets; (iv) any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by LLC herein; or (v) any inaccuracy or misrepresentation in any certificate or document delivered by LLC in accordance with the provisions of this Agreement. For purposes of this Section 9.2(a), the indemnification by LLC provided herein shall be in force and effect for a period of two (2) years from the Closing Date, or until expiration of the statute of limitations applicable to the specific matter indemnified against, whichever is greater. The obligation of LLC to indemnify APS shall be limited to the amount of One Million Five Hundred Thousand Dollars ($1,500,000.00).

                  (b) Upon obtaining knowledge thereof, APS shall promptly notify LLC of any claim or demand which such party has determined has given or could give rise to a right of indemnification under this Agreement. If such claim or demand relates to a claim or demand asserted by a third party against such party and if LLC acknowledges LLC's obligations to indemnify and hold harmless hereunder, LLC shall have the right to employ such counsel as is reasonably acceptable to APS to defend any such claim or demand asserted against such party. APS shall have the right at its own expense to participate in the defense of any such claim or demand. So long as LLC is defending in good faith any such claim or demand, APS shall not settle such claim or demand, without the consent of LLC, which shall not be unreasonably withheld. APS shall make available to LLC all records and other materials required by

                           LLC for its use in contesting any claim or demand asserted by a third party against APS. Whether or not LLC so elects to defend any such claim or demand, APS shall not have any obligation to do so and APS shall not waive any right that APS may have against LLC hereunder with respect to any such claim or demand by electing or failing to elect to defend any such claim or demand.


                                   ARTICLE X
                                 MISCELLANEOUS

         10.1 Notices. All notices required or permitted to be given hereunder shall be personally delivered or sent by registered or certified mail, return receipt requested, or sent by overnight courier, or sent by both facsimile and mail, addressed to the Parties as follows:


                  If to LLC:       APS - Summit Care Pharmacy, L.L.C.
                                   2324 Ridgepoint Drive, Suite G-1
                                   Austin, Texas 78754
                                   Attention: President

                  With a copy to:  Hooper, Lundy & Bookman, Inc.
                                   1875 Century Park East, Suite 1600
                                   Los Angeles, CA 90067-2799
                                   Telephone:  (310) 551-8111
                                   Telecopier: (310) 551-8181

                  If to APS:       American Pharmaceutical Services, Inc.
                                   1771 W. Diehl Road, Suite 210
                                   Naperville, Illinois 60563
                                   Attn: William Korslin, President

                                   Telephone:  (630) 305-8000
                                   Telecopier: (630) 305-8190

                  With a copy to:  American Pharmaceutical Services, Inc.
                                   1771 W. Diehl Road, Suite 210
                                   Naperville, Illinois 60563
                                   Attn:  Chris Mollet, Vice President
                                   and General Counsel

                                   Telephone:  (630) 305-8000
                                   Telecopier: (630) 305-8190

                  With a copy to:  Latham & Watkins
                                   233 So. Wacker Drive, Suite 5800
                                   Chicago, Illinois 60606
                                   Telephone: (312) 876-7700
                                   Telecopier:(312) 993-9767

                  If mailed, notices shall be deemed received as of the date of receipt indicated by the postal service, or, if the addressee refuses to accept delivery, as of the date of such refusal of attempted delivery. If personally delivered, notices shall be deemed received as of the date of delivery. Either Party may change its address for purposes of this Agreement by giving notice thereof in accordance with this Section 10.1.

         10.2 Referrals. Neither Party shall have any obligation to make referrals to the other Party. The potential for referrals between the Parties has played no role in determining the consideration described in Sections 3.2 and 3.3 of this Agreement or in the decision to enter into this Agreement.

         10.3 Counterparts. This Agreement may be executed simultaneously or in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

         10.4 Construction. APS and LLC acknowledge that each Party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

         10.5 Gender and Number. The masculine, feminine and neuter gender and the singular or plural number shall each be deemed to include the other whether the context so indicates.

         10.6 Waiver. Waiver by a Party of the performance of any covenant, condition or promise of any Party shall not invalidate this Agreement, nor shall it be considered to be a waiver by such Party of any other covenant, condition or promise contained herein. The waiver of either or both Parties of the time for performing any act shall not be construed as a waiver of any other act required to be performed at a later date.

         10.7 Further Assurances. APS and LLC agree to execute such further documents and instruments as shall be necessary to fully carry out the terms of this Agreement or to vest, perfect or confirm in LLC the title to the Contributed Assets as of the Closing Date.

         10.8 Confidentiality. The Parties agree to keep all information contained in this Agreement confidential. Additionally, the Parties agree to keep confidential all nonpublic information provided by one Party to the other Party including, but not limited to, information of both a technical and financial nature relating to the business operations of the Parties and subsidiary or other affiliated entities. Provided, however, that the information to be kept confidential shall not include (i) information which has come within the public domain through no fault or action of either Party; (ii) information which rightfully becomes available to a Party on a nonconfidential basis prior to its disclosure in relation to this Agreement and the transactions contemplated hereunder; or
                  (iii) information which rightfully becomes available to a Party on a nonconfidential basis from any third party, the disclosure of which to that Party did not violate any contractual or legal obligation the third party has to the other Party, its members, subsidiaries or other affiliated entities with respect to such information. For purposes of this Section only, the term "Party" shall include Summit Care. Notwithstanding the above, nothing in this Section shall prohibit a Party from providing information when legally required to do so by a law enforcement, licensing, or other governmental agency or entity.

         10.9 Time of Essence. Time is of the essence of each and every provision of this Agreement.

         10.10 Survival. The representations and warranties in this Agreement shall survive the Closing for a period of two (2) years.

         10.11 Supersedes Agreement. This Agreement and the Schedules and Exhibits attached hereto express the complete agreement of the Parties and supersede all prior written or oral agreements between APS and LLC regarding the Facility and the Contributed Assets, except that the Agreement shall be entered into and construed in compliance with the LLC Agreement.

         10.12 Commissions. No fees or commissions are due or payable to any brokers, finders or other agents of the Parties hereto.

         10.13 Attorneys' Fees and Costs. In the event either Party commences legal action or arbitration to interpret or enforce this Agreement, or for damages for any alleged breach hereof, the prevailing party in such action shall be entitled to recover from the nonprevailing party reasonable attorney's fees and costs as awarded by the court.

         10.14 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach hereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association, at its Austin, Texas office, or at its office nearest to Austin. Notwithstanding the foregoing, LLC and APS shall endeavor to agree on an arbitrator within ten (10) business days (the "Arbitrator Selection Period") after the initiation of the arbitration proceeding (the "Proceeding"), the cost and expenses of which shall be shared fifty percent (50%) by APS and fifty percent (50%) by the other members of LLC, collectively. If APS and LLC are unable to agree on an arbitrator, then within ten (10) business days after the expiration of the Arbitrator Selection Period, each of APS and LLC shall select an arbitrator (together, the "Chosen Arbitrators"), the costs and expenses of each of which shall be paid solely by the Party that selected such Chosen Arbitrator. Within 5 business days after the Chosen Arbitrators have been selected, they shall together choose a third arbitrator (together with the Chosen Arbitrators, the "Panel"), the costs and expenses of which shall be shared fifty percent (50%) by APS and fifty percent (50%) by the other members of LLC, collectively. Each Party shall submit its case in writing, setting forth the facts and its arguments with respect to the matter or matters that are the subject of the Proceeding, to the Arbitrator or the Panel, as the case may be, within thirty (30) days after the initiation of the Proceeding. Hearings in the Proceeding shall commence within thirty (30) days after the last such submission. The Arbitrator or the Panel, as the case may be, shall deliver its opinion within thirty (30) days after the completion of the arbitration hearings. Judgment upon the award rendered by the Arbitrator or the Panel, as the case may be, may be entered in any court having jurisdiction thereof.

         10.15 Interpretation. This agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.16 Severability. If any provision of this Agreement or any application thereof to any person or circumstances shall to any extent be invalid, the remainder of this Agreement (including the application of such provision to persons or circumstances other than those to which it is held invalid) shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

         10.17 Binding. This Agreement shall be binding upon, and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors in interest and permitted assigns.

         10.18 Facsimile Copies. Signed, faxed documents shall constitute originals.

         10.19 Force Majeure. In the event that either Party is unable to consummate the transactions contemplated herein by the Closing Date or within any extension of the Closing Date granted hereunder due to (i) losses to the Facility by reason of strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Facility regardless of whether or not such loss shall have been insured, (ii) the outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or the declaration by the United States of a national emergency which makes it impracticable or inadvisable to consummate the transactions contemplated hereby, then either Party may extend the Closing Date until such condition no longer makes it impracticable or inadvisable to consummate the transactions contemplated hereby but in any event, the Closing Date shall not be extended pursuant to this section for a period longer than 30 days.

         10.20 No Obligations To Third Parties. The execution and delivery of this Agreement shall not be deemed to confer any rights or benefits upon any person or entity other than as specified herein.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the Execution Date first written above.



                  APS:              AMERICAN PHARMACEUTICAL

                                    SERVICES, INC., a Delaware corporation


                                    By:    [SIG]
                                        -------------------------------------
                                    Its: President
                                         ------------------------------------


                  LLC:              APS-SUMMIT CARE PHARMACY, L.L.C.,
                                    a Delaware limited liability company

                                    By: American Pharmaceutical Services, Inc.,
                                        a Delaware corporation, its member

                                        By:   [SIG]
                                            ---------------------------------
                                        Its: President
                                             --------------------------------

                                        By: Summit Care Pharmacy, Inc., a
                                            California corporation, its member


                                        By:
                                            ---------------------------------
                                        Its:
                                             --------------------------------



Acknowledged and Agreed
this ___ day of _____________,
1996, for the purposes of Sections 5.1
and 10.8 hereof only.

SUMMIT CARE PHARMACY, INC., a
California corporation

By:
    --------------------------
Its:
     -------------------------
                  or inadvisable to consummate the transactions contemplated hereby but in any event, the Closing Date shall not be extended pursuant to this section for a period longer than 30 days.

         10.20 No Obligations To Third Parties. The execution and delivery of this Agreement shall not be deemed to confer any rights or benefits upon any person or entity other than as specified herein.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the Execution Date first written above.



                  APS:              AMERICAN PHARMACEUTICAL
                                    SERVICES, INC., a Delaware corporation


                                    By:
                                        -------------------------------------
                                    Its:
                                         ------------------------------------

                  LLC:              APS-SUMMIT CARE PHARMACY, L.L.C.,
                                    a Delaware limited liability company



                                    By: American Pharmaceutical Services, Inc.,
                                        a Delaware corporation, its member

                                        By:
                                            ---------------------------------
                                        Its:
                                             --------------------------------

                                        By: Summit Care Pharmacy, Inc., a
                                            California corporation, its member


                                        By: DERWIN L. WILLIAMS
                                            ---------------------------------
                                        Its: Sr. Vice President, Finance
                                             --------------------------------



Acknowledged and Agreed
this 30th day of November
1996, for the purposes of Sections 5.1
and 10.8 hereof only.


SUMMIT CARE PHARMACY, INC., a
California corporation

By: DERWIN L. WILLIAMS
    ----------------------------
Its: Sr. Vice President, Finance
     ---------------------------

                                   EXHIBIT A

                              ASSIGNMENT OF LEASE

                                [SEE ATTACHED]

                      ASSIGNMENT AND ASSUMPTION OF LEASE


         This ASSIGNMENT AND ASSUMPTION OF LEASE (the "Assignment") is made as of November 30,1996 by AMERICAN PHARMACEUTICAL SERVICES, INC., a Delaware corporation ("Assignor"), APS-SKILLED CARE PHARMACY, L.L.C., a Delaware limited liability company ("Assignee"), and PROMONTORY INVESTORS, LTD., a Texas limited partnership ("Landlord"), as successor in interest to Pension Realty Income Trust A.

                                   RECITALS


         A. Lease. Pursuant to that certain Lease, dated as of April 11, 1994 (the "Lease"), by and between Landlord, as lessor, and Assignor, as successor in interest to Abbey Pharmaceutical Services, Inc., as lessee, Landlord leased to Assignor certain real property located at 2324 Ridgepoint Drive, Suite G-1, Austin, Texas, 78754 (the "Property"). The entire right, title and interest of Assignor under the Lease is referred to herein as the "Leasehold Estate."

         B. Purpose. Pursuant to (i) that certain Limited Liability Company Agreement of APS-Summit Care Pharmacy, L.L.C., dated as of the date hereof, by and between Assignor and Summit Care Pharmacy, Inc. a California corporation ("SCPI"), and (ii) that certain Asset Contribution Agreement, dated as of the date hereof, by and between Assignor and Assignee, Assignor and SCPI have formed Assignee and provided for the contribution of all of the assets of Assignor's pharmacy business that is conducted at the Property to Assignee, and Assignee wishes to assume the obligations of the Lease and have all of Assignor's rights under the Lease assigned to Assignee.

                                   AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor, Assignee and Landlord mutually agree as follows:

         1. Assignment. Assignor hereby sets over, transfers and assigns unto Assignee, effective as of the date hereof, all of Assignor's right, title and interest in and to the Leasehold Estate, for the balance of the term thereof, with the full benefit of all the powers and of all the covenants and provisions contained therein. This assignment includes an assignment of all right, title and interest of Assignor in and to the improvements at the Property. The execution of this Assignment shall not release Assignor from Assignor's obligations as lessee under the Lease.

         2. Assumption. In consideration of the foregoing assignment, Assignee hereby accepts the foregoing assignment and agrees to make all of the payments and to otherwise observe, keep and perform all the terms, covenants and conditions to be made, observed, kept and performed by Assignor, as lessee under the Lease, as fully as though Assignee were originally named in the Lease as the lessee.

         3. Consent. Landlord hereby consents to the terms of this Assignment and acknowledges that Assignee shall forthwith be the lessee under the Lease.

         4. Assignor's Warranties. Assignor hereby represents and warrants to Assignee that:

         (a) At the time of this Assignment, Assignor is the lawful owner of that interest in and to the Leasehold Estate assigned hereby and Assignor has the right, power and authority to assign the same to Assignee.

         (b) Assignor has not previously assigned, transferred or conveyed any of its right, title or interest in or to the Leasehold Estate.

         (c) The Lease is free and clear of any and all liens, charges, encumbrances and claims whatsoever.

         5. Landlord's Warranties. Landlord hereby represents and warrants to Assignee that:

         (a) The term of the Lease began June 1, 1994 and will expire May 31, 1999.

         (b) The current minimum rent in the amount of $5,156.02 per month and all other sums due thereunder, have been paid in accordance with the terms of the Lease through the date hereof, and Landlord holds no security deposit with respect to the Lease.

         (c) To the best of Landlord's knowledge, as of the date hereof, Landlord is entitled to no penalties, interest or offset under the Lease.

         (d) As of the date hereof, the Lease is in full force and effect and, to the best of Landlord's knowledge, no default exists thereunder.

         (e) Landlord has not assigned, hypothecated, pledged or otherwise transferred all or any portion of its interest under the Lease except to Equitable of Iowa or its affiliate under a first mortgage loan.

         (f) The copy of the Lease attached hereto as Exhibit A is a true and correct copy of the Lease. The Lease has not been modified or amended except as indicated on Exhibit A. The Lease constitutes the only agreement relating to the lease of the Leasehold Estate from Landlord to Assignor.

         6. Tenant's Sign. Assignee agrees that it will remove its sign from the exterior facade of the Property within thirty (30) days after the date hereof. If Assignee replaces such sign, the new sign will comply with Landlord's sign specifications, a copy of which has been delivered to Assignee prior to the execution of this document.

         7. Miscellaneous. Each party agrees that it will execute and deliver such additional documents as are necessary or reasonable to give effect to this Assignment or any provisions hereof If any party refers this Assignment to an attorney to assist in its enforcement, the prevailing party in any action on the dispute shall be entitled to an award of its costs and attorneys' fees incurred in connection therewith. This Assignment shall be governed by the law of the State of Texas. This Assignment shall be binding upon, and shall inure to the benefit of, the heirs, successors, assigns and personal representatives of the parties. This Assignment may be executed in one or more counterparts, each of which is an original and all of which constitute one agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.


                          "Assignor"

                                  AMERICAN PHARMACEUTICAL SERVICES,
                                  INC., a Delaware corporation


                                  By:__________________________________
                                  Name:________________________________
                                  Title:_______________________________

                          "Assignee"

                                  APS-SKILLED CARE PHARMACY, L.L.C., a
                                  Delaware limited liability company


                                       By: American Pharmaceutical Services,
                                       Inc., a Delaware corporation, Member


                                       By:_____________________________
                                       Name:___________________________
                                       Title:__________________________


                                       By: Summit Care Pharmacy, Inc., a
                                       California corporation, Member


                                       By:_____________________________
                                       Name:___________________________
                                       Title:__________________________

                          "Landlord"

                                  PROMONTORY INVESTORS, LTD., a Texas
                                  limited partnership

                                       By: Cameron Road Investors, Ltd., a Texas
                                       limited liability company


                                       By:_____________________________
                                       Name:  Mark S. Scher
                                       Title:  Director

                                   EXHIBIT A

                                   THE LEASE

                                   Attached.

                                   EXHIBIT B

                        CONSENT TO ASSIGNMENT OF LEASE

                                [SEE EXHIBIT A]

                                   EXHIBIT C

                       GENERAL CONVEYANCE AND ACCEPTANCE
            AND ASSIGNMENT OF INTERESTS AND ASSUMPTION OF LIABILITIES

                                 [SEE ATTACHED]

                       GENERAL CONVEYANCE AND ACCEPTANCE
           AND ASSIGNMENT OF INTERESTS AND ASSUMPTION OF LIABILITIES



         This General Conveyance and Acceptance and Assignment of Interests and Assumption of Liabilities (the "General Conveyance") is hereby entered into and delivered by and between American Pharmaceutical Services, Inc., a Delaware corporation ("APS"), and APS-Summit Care Pharmacy, L.L.C., a Delaware limited liability company ("LLC"), effective as of November 30, 1996, in connection with that certain Asset Contribution Agreement of even date herewith (the "Asset Contribution Agreement"). The terms of the Asset Contribution Agreement are hereby incorporated herein by this reference.

         For valuable consideration, the receipt and adequacy of which are hereby acknowledged, APS hereby contributes, transfers and assigns to LLC, in accordance with the terms of the Asset Contribution Agreement, all of APS's rights, title and interest in and to the Contributed Assets (as defined in Article I of the Asset Contribution Agreement). In accordance with the terms of the Asset Contribution Agreement, LLC hereby accepts the Contributed Assets and assumes the Assumed Liabilities (as defined in Article II of the Asset Contribution Agreement).

         APS hereby covenants and agrees to take all steps reasonably necessary to establish the record of LLC's title to the Contributed Assets contributed, transferred and assigned in accordance with this General Conveyance.

         This General Conveyance is executed in, and shall be governed by, the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties have executed this General Conveyance effective as of the date first written above.

AMERICAN PHARMACEUTICAL              APS-SUMMIT CARE PHARMACY, L.L.C.,
SERVICES, INC., a                    a Delaware limited liability company
Delaware corporation

                                     By:  American Pharmaceutical Services, Inc.
                                          a Delaware corporation, its member

By:_____________________________
                                     By:_________________________________
Its:____________________________
                                          Its:________________________________


                                     By:  Summit Care Pharmacy, Inc., a
                                          California corporation, its member

                                          By:_________________________________
                                          Its:________________________________

                                   EXHIBIT D
                          EMPLOYEE SERVICES AGREEMENT


                                [SEE ATTACHED]

                          EMPLOYEE SERVICES AGREEMENT

         This Employee Services Agreement (the "Agreement") is made as of this 30th day of November, 1996 by and between APS-Summit Care Pharmacy, L.L.C., a Delaware limited liability company ("Joint Venture"), and American Pharmaceutical Services, Inc., a Delaware corporation ("APS").

                                   RECITALS

         A. Joint Venture was formed pursuant to that certain Limited Liability Agreement, dated as of the date hereof (the "LLC Agreement"), by and between APS and Summit Care Pharmacy, Inc., a California corporation.

         B. Joint Venture owns and operates a pharmacy located at 2324 Ridgepoint Drive, Suite G-1, Austin, Texas (the "Pharmacy") providing pharmaceutical supplies and services to long-term care facilities that are located in the Austin, Texas area (the "Business").

         C. Joint Venture desires that APS provide, and APS desires to provide, employee services to operate the Business in the ordinary course of business according to the terms and provisions of this Agreement.

                                   AGREEMENT

         1. Provision of Employee Services. APS shall make commercially reasonable efforts to provide to Joint Venture, at the request of Joint Venture, the services of APS employees that are reasonably necessary to operate the Business in a manner consistent with its past operation and with its reasonable business needs (the "Employee Services"). The employees providing the Employee Services (the "Leased Employees") shall work on-site at the Pharmacy during its regular business hours and shall also be available during non-business hours, consistent with APS personnel policies, with the past operation of the Business and with its reasonable business needs. The Leased Employees shall hold all such licenses or other professional qualifications as are reasonably necessary for the operation of the Business in the ordinary course of business.

         2. Compensation for Employee Services. APS shall be solely responsible for paying the costs of providing the Employee Services (the "Employee Costs"), including, without limitation, (i) the salaries or wages, as applicable, of the Leased Employees, including, without limitation, vacation pay, sick pay, payroll taxes and severance costs, (ii) the cost of employee benefits programs for the Leased Employees, to the extent such benefits are customarily provided to APS employees, including, without limitation, health insurance, life insurance, disability insurance, worker's compensation insurance, malpractice insurance, other customary insurance, retirement programs and profit sharing plans, and (iii) a reasonable allocation for the overhead costs of APS in employing the Leased Employees. Joint Venture shall reimburse to APS the amount of all Employee Costs during the term of this Agreement. As soon as practicable after the end of each calendar month, APS shall deliver to Joint Venture a statement setting forth the Employee Costs that are attributable to such month. Joint Venture shall pay the Employee Costs reflected on such statement on or before the fifth (5th) day after receipt of such statement.

         3. Employee Management. Subject to the provisions of Section I hereof and except as otherwise required by applicable law, Joint Venture shall supervise and manage the day-to-day duties of the Leased Employees and be liable for their actions in such capacity. Joint Venture hereby agrees to comply with all applicable laws and regulations and to follow APS personnel policies with respect to the Leased Employees. APS, in its sole discretion, shall make all hiring and termination decisions, establish and pay all wages, salaries and compensation, determine staffing levels, individual work hours, personnel policies and employee benefit programs for all of the Leased Employees, all consistent with APS's personnel policies. APS shall consult with Joint Venture on such matters, but all final decisions shall be those of APS, in its sole discretion.

         4. Ownership of Employee Records. All records and information relating to the Leased Employees shall remain the property of APS.

         5. Term. This Agreement shall commence on the date hereof and shall terminate on the date that APS ceases to hold at least fifty percent (50%) of the membership interests in Joint Venture.

         6. Indemnity by Joint Venture. Joint Venture hereby indemnifies, saves and holds harmless APS, its affiliates and subsidiaries, and its and its affiliates' and subsidiaries' respective officers, directors, principals, attorneys, agents or other representatives (collectively, "APS Indemnified Parties") from and against all costs, losses, liabilities, damages, lawsuits, deficiencies, claims and expenses (whether or not arising out of third party claims), including, without limitation, interest, penalties, reasonable attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing incurred in connection with or arising out of the actions of the Leased Employees while leased to Joint Venture pursuant hereto or the Leased Employees' employment on-site at the Clinic, including, without limitation, claims for discrimination, harassment and workplace injury. Nothing contained herein is intended to relieve any APS Indemnified Party of its respective obligations arising as a result of APS's status as a member in Joint Venture.

         7. Indemnity by APS. APS hereby indemnifies, saves and holds harmless Joint Venture, its affiliates and subsidiaries, and its and its affiliates' and subsidiaries' respective officers, directors, principals, attorneys, agents or other representatives (collectively, "Joint Venture Indemnified Parties") from and against all costs, losses, liabilities, damages, lawsuits, deficiencies, claims and expenses (whether or not arising out of third party claims), including, without limitation, interest, penalties, reasonable attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing incurred in connection with or arising out of the failure by APS to timely pay any Employee Costs as contemplated by the first sentence of
Section 2 hereof or any decisions by APS to fire or otherwise discipline Leased Employees to the extent that a Majority in Interest (as defined in the "LLC Agreement") did not agree with such decision to fire or discipline.

         8. No Liability. In no event shall APS, or its successors and assigns, representatives, agents, advisors, partners, consultants, affiliates, contractors, counsel, shareholders, directors, officers and employees, be liable to Joint Venture under or in connection with this Agreement under any theory of tort, contract, strict liability or other legal or equitable theory for any damages, direct or indirect, consequential or otherwise except for such damages that result from the recklessness or willful misconduct of APS and except for the intentional repudiation by APS of its obligations hereunder when such intentional repudiation is not reasonable under the existing circumstances. Nothing contained herein is intended to relieve any APS Indemnified Party of its respective obligations arising as a result of APS's status as a member in Joint Venture.

         9. Assignment and No Third Party Beneficiaries. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.

         10. Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Texas (without reference to the choice of law provisions of Texas law).

         11. Entire Agreement; Amendments and Waivers. This Agreement together with all exhibits to be attached hereto constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes or will supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. To the extent that the provisions of the exhibits to be attached hereto conflict with the provisions of this Agreement, the provisions of this Agreement shall control. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         12. Notices. All notices, requests, and other communications which may be given under this Agreement (other than orders hereunder, which shall be placed as provided herein) shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy; the day after being sent, if sent for next day delivery by recognized overnight delivery service (e.g., FedEx); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be given as follows:

         If to Joint Venture, addressed to:

                APS-Summit Care Pharmacy, L.L.C.
                2324 Ridgepoint Drive, Suite G-1
                Austin, TX 78754
                Telecopy Number:__________________

                Attention: Terry Davis

         with a copy to the same address:

                Attention:      Jesse Martinez

         If to APS, addressed to:

                American Pharmaceutical Services, Inc.
                Diehl Road, Suite 210
                Naperville, IL 60563
                Telecopy Number: (708) 305-0824
                Attention: President

         with a copy to the same address:

                Attention: General Counsel

         13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14. Relationship. Nothing herein shall be deemed to create a partnership, joint venture or other similar relationship. Joint Venture and APS shall not be construed as partners of each other by reason of this Agreement, and neither shall have the power to bind or obligate the other except as specifically set forth herein.

                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                  AMERICAN PHARMACEUTICAL SERVICES,
                                  INC., a Delaware corporation


                                       By:_____________________________
                                       Name:___________________________
                                       Title:__________________________



                                  APS-SKILLED CARE PHARMACY, L.L.C., a
                                  Delaware limited liability company

                                       By: American Pharmaceutical Services,
                                       Inc., a Delaware corporation, Member

                                       By:_____________________________
                                       Name:___________________________
                                       Title:__________________________

                                       By: Summit Care Pharmacy, Inc., a
                                       California corporation, Member

                                       By:_____________________________
                                       Name:___________________________
                                       Title:__________________________

                                SCHEDULE 1.1(b)

                              PURCHASED CONTRACTS

                                 [SEE ATTACHED]

                                                  CUSTOMER/SERVICE SEGMENTS
                                                           9/30/96

                                                                         ----------
Area/Reg.  Territ.  Facility Name         City              SL   AFFIL.   C     RX
---------  -------  -------------------   ----------------  --   ------  ---   ----
C/MS       P-CONS   Aldwyche Group        Austin            TX   LCA      X      X
C/MS       CTX      Alexander CC          Austin            TX   LCA      X      X
C/MS       P-PHRM   Arbor                 Austin            TX   PCA             X
C/MS       CTX      Arboretum             S. Marcos         TX            X      X
C/MS       P-PHRM   Austin Manor          Austin            TX   3927     X      X
C/MS       CTX      Austin NC             Austin            TX            X      X
C/MS       CTX      B. Gardens            Austin            TX   Mart     X      X
C/STX      P-PHRM   Barton House          Austin            TX                   X
C/MS       CTX      Bastrop Nursing       Bastrop           TX   LCA      X      X
C/MS       CTX      Brazos Valley Geri    College Station   TX   LCA      X      X
C/MS       P-PHRM   Canon Oaks            Austin            TX   PCA             X
C/MS       P-PHRM   Capital City          Austin            TX   PCA             X
C/MS       P-PHRM   Cent Tx Treatment     Austin            TX                   X
C/MS       CTX      CI-Lagrange           Lagrange          TX   LCA      X      X
C/MS       CTX      CI-Liano              Liano             TX   LCA      X      X
C/MS       P-PHRM   Clairmont             Austin            TX                   X
C/MS       P-PHRM   Concept Six           Austin            TX            X      X
C/MS                Crestview Methodist   Brian             TX
C/MS       CTX      Crestview Manor       Belton            TX   LCA      X      X
C/STX      SAN      Deer Creek Nursing    Wimberly          TX   LCA      X      X
C/STX      P-PHRM   Four Seasons          Austin            TX                   X
C/MS       CTX      Gracy Woods           Austin            TX                   X
C/MS                Gracy Woods II        Austin            TX   LCA             X
C/STX      P-PHRM   Heartland             Austin            YX   HCR      X      X
C/MS       CTX      Heritage Park         Austin            TX   HCCI     X      X
C/MS                Home Patients         Austin            TX                   X
C/MS       P-PHRM   Indian Wells          Austin            TX            X      X
C/MS       P-PHRM   Lalla                 Austin            TX                   X
C/MS       P-PHRM   M. Johnson N C        Austin            TX            X      X
C/MS       P-CONS   M.L. Southpointe      Austin            TX            X      X
C/MS       CTX      Marbridge             Manchaca          TX            X      X
C/MS       P-PHRM   Mary Lee Res Ctr      Austin            TX                   X
C/MS       P-CONS   Marywood Group        Austin            TX   LCA      X
C/MS       P-PHRM   Mason CC              Mason             TX   3927     X
C/MS       P-PHRM   Monte Siesta          Austin            TX                   X
C/MS       CTX      Oak Manor NC          Flatonia          TX   Summit
C/MS       CTX      Oakland Manor         Giddings          TX   Summit
C/MS       P-CONS   Parkfield Group       Austin            TX   LCA      X      X
C/MS       CTX      Pecan Grove           Austin            TX            X      X
C/MS       P-CONS   Pendleton Group       Austin            TX   LCA      X      X
C/MS       CTX      Pflugerville HC       Pflugerville      TX                   X
C/MS       P-PHRM   Regency Village       Austin            TX            X      X
C/MS       P-PHRM   Renaissance           Georgetown        TX                   X
C/MS       CTX      Retirement & NC       Austin            TX            X      X
C/MS       P-PHRM   River Gardens         New Brauniels     TX            X      X
C/MS       CTX      River Haven           Georgetown        TX            X      X
C/MS       P-PHRM   Scissortail           Austin            TX            X      X
C/MS       P-PHRM   Settlement Home       Austin            TX                   X
C/MS       CTX      Sierra Health         Austin            TX   Sierra          X
C/MS       P-CONS   Silverway Group       Austin            TX   LCA      X      X
C/MS       P-PHRM   Skyview               Austin            TX            X      X
C/MS       CTX      Southwood             Austin            TX   Summit          X
C/MS       P-PHRM   Stratford House       Austin            TX                   X
C/MS       P-PHRM   Summit HCC            Austin            TX            X      X
C/MS       CTX      Sweetbriar Taylor     Taylor            TX   LCA      X      X
C/MS       CTX      The Hearthstone       Roundrock         TX   LCA      X      X
???        CT       ????????                                TX            X      X
C/MS       P-CONS   Wagon Crossing        Austin            TX   LCA      X      X
C/STX      P-PHRM   Walnut Hills          Austin            TX            X      X
C/MS       CTX      Westminster HC        Austin            TX            X      X

                                SCHEDULE 1.1(d)

                   PERSONAL PROPERTY, FIXTURES AND EQUIPMENT

                                [SEE ATTACHED]

November 19, 1996                                                         Page 1
9:23 AM

                       American Pharmamceutical Services
                          DEPRECIATION EXPENSE REPORT

                               as of 09/30/1996

--------------------------------------------------------------------------------------
           In Svc      Acquired Dep  P Est   Salvage/   Depreciable Thru   Prior Acc
SYS No Ext  Date        Value   Meth T Life  Sect 179      Basis    Date  Depreciati
--------------------------------------------------------------------------------------
                                                Book: Book 6 FY: September
000085 000 10/01/94     4206.02 SLMM P 04 07     0.00      4206.02  08/96       917.
000086 000 10/01/94     3923.73 SLMM P 04 08     0.00      3923.73  08/96       840.
000087 000 10/01/94     2376.87 SLMM P 04 10     0.00      2376.87  08/96       491.
000088 000 10/01/94     4632.48 SLMM P 04 11     0.00      4632.48  08/96       942.
000089 000 07/01/94    69600.00 SLMM P 04 10     0.00     69600.00  08/96     14400.
000090 000 10/01/94    18191.29 SLMM P 04 09     0.00     18191.29  08/96      3829.
000091 000 10/01/94     3062.40 SLMM P 04 10     0.00      3062.40  08/96       633.
000092 000 10/01/94      905.91 SLMM P 04 11     0.00       905.91  08/96       184.
000093 000 10/01/94     7440.00 SLMM P 02 03     0.00      7440.00  08/96      3288.
000094 000 10/01/94    16137.00 SLMM P 02 09     0.00     16137.00  08/96      5868.
000095 000 10/01/94     1095.56 SLMM P 02 10     0.00      1095.56  08/96       386.
000370 000 10/01/94      276.98 SLMM P 04 06     0.00       276.98  08/96        61.
000371 000 10/01/94       34.88 SLMM P 04 06     0.00        34.88  08/96         7.
000372 000 10/01/94        2.78 SLMM P 04 08     0.00         2.78  08/96         0.
000373 000 10/01/94      133.90 SLMM P 04 06     0.00       133.90  08/96        29.
000374 000 10/01/94       56.84 SLMM P 04 07     0.00        56.84  08/96        12.
000375 000 10/01/94      226.24 SLMM P 04 06     0.00       226.24  08/96        50.
000376 000 10/01/94      138.22 SLMM P 04 06     0.00       138.22  08/96        30.
000377 000 10/01/94      988.20 SLMM P 04 06     0.00       988.20  08/96       219.
000378 000 10/01/94     1312.20 SLMM P 04 06     0.00      1312.20  08/96       291.
000379 000 10/01/94     2102.26 SLMM P 04 06     0.00      2102.26  08/96       467.
000380 000 10/01/94     1341.19 SLMM P 04 06     0.00      1341.19  08/96       298.
000381 000 10/01/94     6268.75 SLMM P 04 03     0.00      6268.75  08/96      1475.
000663 000 10/01/94       97.90 SLMM P 04 06     0.00        97.90  08/96        21.
000664 000 10/01/94      144.96 SLMM P 04 06     0.00       144.96  08/96        32.
000666 000 10/01/94     4291.50 SLMM P 02 03     0.00      4291.50  08/96      1907.
000667 000 10/01/94     5922.50 SLMM A 01 02     0.00      5922.50  11/95      2369.
000668 000 10/01/94     3742.99 SLMM A 02 06     0.00      3742.99  08/96      1497.
000669 000 10/01/94     6742.35 SLMM A 02 06     0.00      6742.35  08/96      2696.
000670 000 10/01/94     3240.00 SLMM A 02 03     0.00      3240.00  07/96      1440.
000671 000 10/01/94     5359.50 SLMM A 02 03     0.00      5359.50  07/96      2382.
001103 000 03/01/95     1495.30 SLMM P 05 00     0.00      1495.30  08/96       174.
001104 000 05/01/95     1674.00 SLMM P 05 00     0.00      1674.00  08/96       139.
001105 000 12/01/94     3122.00 SLMM P 05 00     0.00      3122.00  08/96       520.
001106 000 10/01/94    17426.80 SLMM P 04 00     0.00     17426.80  08/96         0.
001107 000 10/01/94     1561.00 SLMM P 04 00     0.00      1561.00  08/96         0.
001108 000 10/01/94     5855.00 SLMM P 04 00     0.00      5855.00  08/96         0.
001109 000 10/01/94     3155.34 SLMM P 05 00     0.00      3155.34  08/96       105.
001110 000 10/01/94       43.38 SLMM P 05 00     0.00        43.38  08/96         1.
001111 000 08/01/95     2550.00 SLMM P 05 00     0.00      2550.00  08/96        85.
001112 000 10/01/94     4152.80 SLMM P 05 00     0.00      4152.80  08/96       622.
001113 000 01/01/95     3141.61 SLMM P 05 00     0.00      3141.60  08/96       471.
001114 000 05/01/95     1475.74 SLMM P 05 00     0.00      1475.74  08/96       122.
001115 000 07/01/95     3190.32 SLMM P 05 00     0.00      3190.32  08/96       159.
001116 000 10/01/94     1595.16 SLMM P 05 00     0.00      1595.16  08/96        26.
001117 000 10/01/94      187.89 SLMM P 02 00     0.00       187.89  08/96         0.
002811 000 10/01/94        0.00 SLMM P 10 00     0.00         0.00  08/96         0.
002812 000 10/01/94        0.00 SLMM P 10 00     0.00         0.00  08/96         0.

November 19, 1996
9:23 A.M.                                                                Page 2
                       American Pharmaceutical Services
                          DEPRECIATION EXPENSE REPORT

                               as of 09/30/1996

-----------------------------------------------------------------------------------
                In Svc        Acquired   Dep    P    Est     Salvage/   Depreciable
SYS No.    Ext   Date          Value     Meth   T    Life    Sect 179     Basis
---------------------------------------------------  ------------------------------
002814     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002815     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002816     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002817     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002818     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002819     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002820     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002821     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002822     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002823     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002824     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002825     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002826     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002837     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002842     000   10/01/94         0.00   SLMM   P    01 00       0.00        0.00
002843     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002844     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002845     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002846     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002847     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002848     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002849     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002850     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002854     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002855     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
002856     000   10/01/94         0.00   SLMM   P    10 00       0.00        0.00
003042     000   10/01/94     16308.48   SLMM   A    03 02       0.00    16308.48
003091     000   10/01/94     17190.22   SLMM   A    03 04       0.00    17190.22
003338     000   10/01/94     15859.49   SLMM   R    04 10       0.00    15859.49
003339     000   10/01/94      1497.37   SLMM   P    04 10       0.00     1497.37
003340     000   10/01/94      7947.31   SLMM   P    04 10       0.00     7947.31
003341     000   10/01/94      8475.38   SLMM   P    04 10       0.00     8475.38
003342     000   10/01/94      1489.63   SLMM   P    05 00       0.00     1489.63
003343     000   10/01/94      4632.48   SLMM   P    04 11       0.00     4632.48
003344     000   02/01/95       444.18   SLMM   A    02 00       0.00      444.18
003345     000   04/01/95     17466.81   SLMM   A    04 00       0.00    17466.81
003346     000   09/09/95     17722.38   SLMM   A    03 04       0.00    17722.38
003347     000   12/01/95     15885.61   SLMM   A    03 04       0.00    15885.61
003348     000   10/01/94      6850.25   SLMM   P    02 09       0.00     6850.25
003349     000   10/01/94      4067.91   SLMM   P    02 09       0.00     4067.91
003350     000   10/01/94       252.96   SLMM   P    02 10       0.00      252.96
003351     000   10/01/94       760.77   SLMM   P    02 10       0.00      760.77
003358     000   02/01/96       584.00   SLMM   P    05 00       0.00      584.00
003359     000   10/01/95      2954.00   SLMM   P    05 00       0.00     2954.00
003360     000   12/01/95      5866.00   SLMM   P    05 00       0.00     5866.00
003361     000   01/01/96       722.86   SLMM   P    05 00       0.00      722.86
003662     000   10/01/94      2395.88   SLMM   P    01 02       0.00     2395.88
003664     000   10/01/94        19.51   SLMM   P    01 01       0.00      19.51
003665     000   10/01/94        68.23   SLMM   P    01 01       0.00      68.23

-------------------------------------------------
               Current Year       Curr Accum
                 to Date        Depreciation Key
-------------------------------------------------
002814              0.00                  0.00
002815              0.00                  0.00
002816              0.00                  0.00
002817              0.00                  0.00
002818              0.00                  0.00
002819              0.00                  0.00

002820              0.00                  0.00
002821              0.00                  0.00
002822              0.00                  0.00
002823              0.00                  0.00
002824              0.00                  0.00
002825              0.00                  0.00
002826              0.00                  0.00
002837              0.00                  0.00
002842              0.00                  0.00
002843              0.00                  0.00
002844              0.00                  0.00
002845              0.00                  0.00
002846              0.00                  0.00
002847              0.00                  0.00
002848              0.00                  0.00
002849              0.00                  0.00
002850              0.00                  0.00
002854              0.00                  0.00
002855              0.00                  0.00
002856              0.00                  0.00
003042           5150.04              10300.09
003091           5157.11              10314.18
003338           3281.28               6562.55
003339            309.84                619.64
003340           1644.26               3288.53
003341           1753.56               3507.09
003342            306.46                614.66
003343            942.24               1884.44
003344            222.12                370.18
003345           4411.06               6550.04
003346           5759.77               5759.77
003347           3971.40               3971.40
003348           2491.00               4982.00
003349           1479.24               2958.48
003350             89.28                178.56
003351            268.55                537.06
003358             77.87                 77.87
003359            590.80                590.80
003360            977.70                977.70
003361            108.45                108.45
003662            319.44               1277.79 d
003664              1.44                  5.78 d
003665              5.04                 20.20 d

November 19, 1996                                                        Page 3
9:23 AM

                       American Pharmaceutical Services
                          DEPRECIATION EXPENSE REPORT

                               as of 09/30/1996

----------------------------------------------------------------------------------------------
                                                           Depre-                          D
            In Svc   Acquired   Dep   P Est     Salvage/   ciable    Thru   Prior Accum    c
SYS No Ext   Date      Value    Meth  T Life    Sec 179    Basis     Date   Depreciation   T
----------------------------------------------------------------------------------------------
003666 000  10/01/94     61.71  SLMM  P 01 01   0.00        61.71    10/95     13.71
003667 000  10/01/94    784.80  SLMM  P 01 01   0.00       784.80    10/95    174.40
003668 000  10/01/94    162.34  SLMM  P 01 01   0.00       162.34    10/95     36.08
003671 000  06/01/96   1821.08  SLMM  P 10 00   0.00      1821.08    08/96      0.00
003687 000  09/30/96  16900.65  SLMM  A 03 04   0.00     16900.65    00/00      0.00
003807 000  09/30/96   1431.41  SLMM  P 05 00   0.00      1431.41    00/00      0.00
003808 000  09/30/96   1554.00  SLMM  P 05 00   0.00      1554.00    00/00      0.00
Count= 104           ---------                  ----    ---------           --------       --
Grand Total          396799.44                  0.00    396799.44           75867.46       76
Less disposals
  and transfers       18014.47                  0.00     18014.47            7393.04
                     ---------                  ----    ---------           --------       --
Net                  378784.97                  0.00    378784.97           68474.42       76
                     =========                  ====    =========           ========       ==


----------------------------Calculation Assumptions---------------------------------
      Book      Short Years     Midquarter Convention    Adjustment Convention
     ------     -----------     ---------------------    ---------------------
     Book 6         [N]                  [N]                   Immediate

-----------------------------Asset Grouping/Sorting----------------------------

Group: Location 125

     Include Assets that meet the following conditions:

          Location is 125

     Sort Assets by:

--------------------------------------Key--------------------------------------



               d:   Asset has been disposed of.

                               SCHEDULE 1.1 (e)
                             LICENSES AND PERMITS

1.   Texas Pharmacy License No.:            15974, expires 05/31/97

2.   Medicaid No.:                          350045

3.   DEA No.:                               BA-4304109, expires 06/30/97

4.   NABP No.:                              4591637

5.   NHIC No.:                              VP3500457

6.   Texas Controlled Substances
     Registration Certificate No.:          X0088579, expires 08/31/97

                                SCHEDULE 1.1(g)

                                 LICENSED NAME

                       AMERICAN PHARMACEUTICAL SERVICES

                               SCHEDULE 1.1 (i)

                               FACILITY RECORDS

Copies of all books and records, computer tapes, disks and data located at the Facility that relate exclusively to the Facility and the Contributed Assets.

                                 SCHEDULE 3.4

                                  ALLOCATION


DESCRIPTION                                     AMOUNT
-----------                                     ------
         Inventories                         $  388,403
         Fixed Assets                           198,214
         Capital Leases                         (46,036)
                                             ----------

Total Net Assets                             $  540,581
                                             ==========

         Goodwill                            $2,459,419
                                             ----------
Total Value of Contributed Assets            $3,000,000
                                             ==========

                                 SCHEDULE 6.1

                            PERMITTED ENCUMBRANCES

                                     NONE.

                                 EXHIBIT 6.1A

                          FINANCING STATEMENT FILINGS

Debtor Name             Records Searched         Type of       Secured Party
                                                 Search
============================================================================

American                Secretary of State       UCC           Cash Flow
Pharmaceutical          State of Texas                         Management,
Services, Inc.                                                 Inc.


American                Secretary of State       Federal       Internal
Pharmaceutical          State of Texas           Tax           Revenue
Services, Inc., a                                Lien          Service,
Corporation                                                    Dallas, Texas


American                Secretary of State       Federal
Pharmaceutical          State of Texas           Tax           Internal
Services, Inc., a                                Lien          Revenue
Corporation                                                    Service,
                                                               Dallas, Texas

Debtor Name          Scope of Lien                                Date                Conti
                                                                 Filed                Assi
=================================================================================================================

American             All accounts, instruments,                  4/3/92                 N/A
Pharmaceutical       documents, inventory, equipment,
Services, Inc.       intangibles, all goods and inventory,
                     books, records, etc.

                                                                                        N/A
American             Taxes due for periods ending                1/29/93
Pharmaceutical       6/30/92 and 9/30/92 in the total
Services, Inc., a    amount of $109,239.48 plus interest
Corporation          and penalties

American
Pharmaceutical       Taxes due for periods ending                5/26/93                N/A
Services, Inc., a    6/30/92, 9/30/92 and 12/31/92 in the
Corporation          total amount of $161,528.71 plus
                     interest and penalties


                                 SCHEDULE 6.2

                   NONCOMPLIANCE WITH LICENSING REQUIREMENTS

                                     NONE.

                                 SCHEDULE 6.6

                     LEASES AND OTHER MATERIAL AGREEMENTS

                                [SEE ATTACHED]

                       American Pharmaceutical Services
                            Vehicle Lease Schedule
                           As of September 30, 1996


                                                        PURCH     TRM   ORIGINAL
 UNIT#    BR    YR   MAKE  MODEL      SERIAL NUMBER      DATE     MOS     COST
------    --    --   ----  -----      -------------      ----     ---     ----
 9409    #025  1994  FORD   VAN     IFTDA14U9RZB34046  08/10/94    40   17,166.84
 9411    #025  1995  FORD   VAN     IFTDA14U8SZA00733  09/13/94    40   17,190.22
 9516    #025  1995  FORD   VAN     IFTDA14UXSZA91066  07/24/95    40   17,722.39
 9506    #025  1995  FORD   VAN     IFTDA14U4SZA35043  03/20/95    40   17,466.81
 9528    #025  1995  FORD   VAN     IFTDA14U7SZC21093  12/25/95    36   15,885.61
96018    #025  1996  FORD   ESCORT  IFASP1536TW148995  06/30/96         13,318.91
                                                                        -----------
                            AUSTIN TOTAL                                98,750.78
                            ------------

                   NET      ORGNL     MNTHLY     REMN    PRIN LEASE
                   BOOK      INT     PRN PYMT   MOS ON     OBLGTN         CUR          LT
  UNIT#            VALUE     RATE      (DEPR)     LEASE    12/31/94       PRTN         PRTN
 ------            -----      ----     ------     -----    --------       ----         ----
  9409           6,624.09              414.01       16     6,624.16     4,968.12     1,656.04
  9411           7,616.91              400.85       19     7,616.15     4,810.20     2,805.95
  9516          12,521.48              417.38       30    12,521.40     5,008.56     7,512.84
  9506          10,457.86              418.31       25    10,457.75     5,019.72     5,438.03
  9528          12,955.67              417.92       31    12,955.52     5,015.04     7,940.48
 96018          13,318.91                0.00        1         0.00         0.00         0.00
                ---------            --------             ---------    ---------    ---------
AUSTIN TOTAL    63,494.20            2,068.47             50,174.98    24,821.64    25,353.34
------------

                                   DUPLICATE

[ARI LOGO]               MOTOR VEHICLE LEASE AGREEMENT

     AUTOMOTIVE RENTALS, INC. (ARI) hereby leases to AMERICAN PHARMACEUTICAL SERVICES, INC. (Lessee), the vehicle referred to herein for the rental set forth herein. This Lease Agreement and any assignment hereof is subject to all the terms and conditions of the Agreement dated 10/13/94 between ARI and Lessee covering the leasing of vehicles to Lessee all of which are incorporated herein by reference.

ARI hereby assigns to CORESTATES BANK NA AGENT (Assignee) all right, title and interest of ARI in and to all moneys due and to become due under this Lease Agreement and ARI hereby authorizes Assignee to collect all such moneys when due, either in the name of Assignee or ARI. Lessee hereby agrees to this assignment.

To induce Assignee to accept on assignment of ARI's rights hereunder, Lessee agrees that upon such assignment all rights and remedies of ARI hereunder shall vest in and be exercisable by Assignee that Lessee will render performance of Lessee's obligation hereunder to Assignee rather than ARI and that the rights of Assignee to rentals and other sums due hereunder shall not be subject to any defense (except payment), off-set, counter-claim or recoupment of Lessee whatsoever arising from the breach of warranty or representation relating to the motor vehicle whether made by the manufacturer thereof, ARI or any other person, or arising from the breach or failure of ARI to observe or perform the provisions of this Lease Agreement or any other agreement between ARI and Lessee or arising from any course whatsoever. Lessee also agrees that nothing (including termination of this Lease Agreement) except full payment to Assignee of the Capitalized Value set forth below, with interest to date of such payment as specified below, shall be sufficient to terminate liability of Lessee to make payment to Assignee under this Lease Agreement. Lessee also agrees to continue to make prompt payment to Assignee of the rentals due hereunder even if bankruptcy, reorganization, arrangement, insolvency, liquidation or dissolution proceedings are instituted by or against ARI and regardless whether a trustee or receiver in any such proceedings shall assume or reject this Lease Agreement or other agreement between ARI and Lessee. Lessee also agrees that Assignee does not assume any obligations arising hereunder and Lessee will look solely to ARI for the performance of any such obligations.

----------------------------------------------------------------------------------------------------------
                                     VEHICLE INFORMATION
----------------------------------------------------------------------------------------------------------
     YR & MAKE - 1995 FORD           MODEL         - A14   C VAN    VEHICLE # - 0025-09528
     ENGINE    - 6 CYL. 3.0 LITER    EXT COLOR     - OXFORD WHITE     LESSEE # - 0647-00
     SERIAL #  - 1FTDA14U7SZC21093   DELIVERY DATE - 12/25/95       REVISION DATE:02/13/96 REVISION NO: 02

----------------------------------------------------------------------------------------------------------

S = SIDEBILLED  D = DEALER INSTALLED      EQUIPMENT
----------------------------------------------------------------------------------------------------------
VINYL INT
DUAL BUCKETS
P215/75R14 BSW
FXD SD DOOR GLS
SWING LOCK MIRR
MANUAL AIR COND
RADIO AM/FM CAS     D
000000

----------------------------------------------------------------------------------------------------------
                                                     COST
----------------------------------------------------------------------------------------------------------

                                  CAPPED                        CAPPED                     CAPPED
         DESCRIPTION              AMOUNT        DESCRIPTION     AMOUNT     DESCRIPTION     AMOUNT
----------------------------------------------------------------------------------------------------------
BASE COST                         14,783.35
P&H                                  150.00
SIDEBILL                             225.00-
MODAGRAFICS         BODY CST1         14.24
DLR INSTL ITEMS                      225.00
SALES TAX                            938.02
TOTAL COST                        15,885.61

----------------------------------------------------------------------------------------------------------
                                             LEASE INFORMATION
----------------------------------------------------------------------------------------------------------

OPEN END LEASE - PERIOD BEGINS: 01/96  TOTAL CAPITALIZATION:  15,885.61
* * * * * * RATES BELOW REFLECT DEPRECIATION AND ADMINISTRATIVE FEE ONLY * * * * * *

                     RATE     AMT
 1ST-12TH MONTH     .02868    $455.60   PER MONTH DEPRECIATION PERIOD 36 MONTHS @ $441.30
13TH-24TH MONTH     .02868    $455.60   PER MONTH
25TH-36TH MONTH     .02868    $455.60   PER MONTH

                                     FINANCIAL INFO

INT-TYPE:  FLOAT   INDEX:  COMM PAPER   FACTOR-SCHEDULE:  107
----------------------------------------------------------------------------------------------------------
                                                                                 CENTMARTINE

MAILING   AMERICAN PHARMACEUTICAL       DRIVER NAME:   TERRY DAVIS
ADDRESS:  ATTN: LISA DILLON                 ADDRESS:   AMERICAN PHARMACEUTICALS
          1771 W DIEHL ROAD                            2524 RIDGEPOINT DR.
          SUITE 210                                    SUITE R1
          NAPERVILLE IL 60563                          AUSTIN TX 78754


                     Date   02/05/96              By            [SIG]
                          ------------               --------------------------
                                                        Authorized Signature

                                   DUPLICATE

                         MOTOR VEHICLE LEASE AGREEMENT

[ARI LOGO]

     AUTOMOTIVE RENTALS, INC. (ARI) hereby leases to AMERICAN PHARMACEUTICAL SERVICES, INC. (Lessee), the vehicle referred to herein for the rental set forth herein. This Lease Agreement and any assignment hereof is subject to all the terms and conditions of the Agreement dated 10/13/94 between ARI and Lessee covering the leasing of vehicles to Lessee all of which are incorporated herein by reference.

ARI hereby assigns to CORESTATES BANK NA AGENT (Assignee) all right, title and interest of ARI in and to all moneys due and to become due under this Lease Agreement and ARI hereby authorizes Assignee to collect all such moneys when due, either in the name of Assignee or ARI. Lessee hereby agrees to this assignment.

To induce Assignee to accept on assignment of ARI's rights hereunder, Lessee agrees that upon such assignment all rights and remedies of ARI hereunder shall vest in and be exercisable by Assignee that Lessee will render performance of Lessee's obligation hereunder to Assignee rather than ARI and that the rights of Assignee to rentals and other sums due hereunder shall not be subject to any defense (except payment), off-set, counter-claim or recoupment of Lessee whatsoever arising from the breach of warranty or representation relating to the motor vehicle whether made by the manufacturer thereof, ARI or any other person, or arising from the breach or failure of ARI to observe or perform the provisions of this Lease Agreement or any other agreement between ARI and Lessee or arising from any course whatsoever. Lessee also agrees that nothing (including termination of this Lease Agreement) except full payment to Assignee of the Capitalized Value set forth below, with interest to date of such payment as specified below, shall be sufficient to terminate liability of Lessee to make payment to Assignee under this Lease Agreement. Lessee also agrees to continue to make prompt payment to Assignee of the rentals due hereunder even if bankruptcy, reorganization, arrangement, insolvency, liquidation or dissolution proceedings are instituted by or against ARI and regardless whether a trustee or receiver in any such proceedings shall assume or reject this Lease Agreement or other agreement between ARI and Lessee. Lessee also agrees that Assignee does not assume any obligations arising hereunder and Lessee will look solely to ARI for the performance of any such obligations.

----------------------------------------------------------------------------------------------------------
                                     VEHICLE INFORMATION
----------------------------------------------------------------------------------------------------------
     YR & MAKE - 1995 FORD           MODEL         - AEROSTAR       VEHICLE # - 0043-09601
     ENGINE    - 6 CYL. 3.3 LITER    EXT COLOR     - WHITE            LESSEE # - 0647-00
     SERIAL #  - 1FTDA14U2SZC22734   DELIVERY DATE - 01/27/96       REVISION DATE:04/17/96 REVISION NO: 02

----------------------------------------------------------------------------------------------------------
S = SIDEBILLED  D = DEALER INSTALLED      EQUIPMENT
----------------------------------------------------------------------------------------------------------
CLOTH INT           004200
STD AIR COND
TINT GLASS ALL
AM-FM STEREO
PWR STEERING
PWR DISC BRAKES
CRUISE/TILT
DUAL BUCKETS
FRT LIC PLATE
FXD SD DOOR GLS

----------------------------------------------------------------------------------------------------------
                                             COST
----------------------------------------------------------------------------------------------------------

                                  CAPPED                        CAPPED                     CAPPED
         DESCRIPTION              AMOUNT        DESCRIPTION     AMOUNT     DESCRIPTION     AMOUNT
----------------------------------------------------------------------------------------------------------
BASE COST                         16,940.35
P&H                                  150.00
MODAGRAFICS         BODY CST1         14.15
FLEET INCENTIVE                    1,000.00-
TOTAL COST                        16,104.50

----------------------------------------------------------------------------------------------------------
                                     LEASE INFORMATION
----------------------------------------------------------------------------------------------------------

OPEN END LEASE - PERIOD BEGINS: 02/96  TOTAL CAPITALIZATION:  16,104.50
* * * * * * RATES BELOW REFLECT DEPRECIATION AND ADMINISTRATIVE FEE ONLY * * * * * *

                     RATE     AMT
 1ST-12TH MONTH     .02868    $461.88   PER MONTH DEPRECIATION PERIOD 36 MONTHS @ $447.38
13TH-24TH MONTH     .02868    $461.88   PER MONTH
25TH-36TH MONTH     .02868    $461.88   PER MONTH

                                     FINANCIAL INFO

INT-TYPE:  FLOAT   INDEX:  COMM PAPER   FACTOR-SCHEDULE:  107

----------------------------------------------------------------------------------------------------------
                                                                                     CENTMARTINE

MAILING   AMERICAN PHARMACEUTICAL       DRIVER NAME:   JOHN KEELING
ADDRESS:  ATTN: LISA DILLON                 ADDRESS:   34921 US HWY 19 NORTH
          1771 W DIEHL ROAD                            PALM HARBOR FL 34684
          SUITE 210
          NAPERVILLE IL 60563

                     Date   02/02/96              By            [SIG]
                          ------------               --------------------------
                                                        Authorized Signature

                                   DUPLICATE

[ARI LOGO]               MOTOR VEHICLE LEASE AGREEMENT

     AUTOMOTIVE RENTALS, INC. (ARI) hereby leases to AMERICAN PHARMACEUTICAL SERVICES, INC. (Lessee), the vehicle referred to herein for the rental set forth herein. This Lease Agreement and any assignment hereof is subject to all the terms and conditions of the Agreement dated 10/13/94 between ARI and Lessee covering the leasing of vehicles to Lessee all of which are incorporated herein by reference.

ARI hereby assigns to CORESTATES BANK NA AGENT (Assignee) all right, title and interest of ARI in and to all moneys due and to become due under this Lease Agreement and ARI hereby authorizes Assignee to collect all such moneys when due, either in the name of Assignee or ARI. Lessee hereby agrees to this assignment.

To induce Assignee to accept on assignment of ARI's rights hereunder, Lessee agrees that upon such assignment all rights and remedies of ARI hereunder shall vest in and be exercisable by Assignee that Lessee will render performance of Lessee's obligation hereunder to Assignee rather than ARI and that the rights of Assignee to rentals and other sums due hereunder shall not be subject to any defense (except payment), off-set, counter-claim or recoupment of Lessee whatsoever arising from the breach of warranty or representation relating to the motor vehicle whether made by the manufacturer thereof, ARI or any other person, or arising from the breach or failure of ARI to observe or perform the provisions of this Lease Agreement or any other agreement between ARI and Lessee or arising from any course whatsoever. Lessee also agrees that nothing (including termination of this Lease Agreement) except full payment to Assignee of the Capitalized Value set forth below, with interest to date of such payment as specified below, shall be sufficient to terminate liability of Lessee to make payment to Assignee under this Lease Agreement. Lessee also agrees to continue to make prompt payment to Assignee of the rentals due hereunder even if bankruptcy, reorganization, arrangement, insolvency, liquidation or dissolution proceedings are instituted by or against ARI and regardless whether a trustee or receiver in any such proceedings shall assume or reject this Lease Agreement or other agreement between ARI and Lessee. Lessee also agrees that Assignee does not assume any obligations arising hereunder and Lessee will look solely to ARI for the performance of any such obligations.

----------------------------------------------------------------------------------------------------------
                                     VEHICLE INFORMATION
----------------------------------------------------------------------------------------------------------
     YR & MAKE - 1995 FORD           MODEL         - A14   C VAN    VEHICLE # - 0025-09516
     ENGINE    - 6 CYL. 3.0 LITER    EXT COLOR     - OXFORD WHITE     LESSEE # - 0647-00
     SERIAL #  - 1FTDA14UXSZA91066   DELIVERY DATE - 07/24/95       REVISION DATE:00/00/00 REVISION NO: 00
----------------------------------------------------------------------------------------------------------
S = SIDEBILLED  D = DEALER INSTALLED      EQUIPMENT
----------------------------------------------------------------------------------------------------------
VINYL INT
DUAL BUCKETS
P215/75R14 BSW
FXD SD DOOR GLS
MANUAL AIR COND
AM/FM STEREO
0053000

----------------------------------------------------------------------------------------------------------
                                             COST
----------------------------------------------------------------------------------------------------------

                                  CAPPED                        CAPPED                     CAPPED
         DESCRIPTION              AMOUNT        DESCRIPTION     AMOUNT     DESCRIPTION     AMOUNT
----------------------------------------------------------------------------------------------------------
BASE COST                         16,191.35
P&H                                  150.00
MODAGRAFICS         BODY CST1         14.08
DLR INSTL ITEMS                      355.00
SALES TAX                          1,011.95
TOTAL COST                        17,722.38

----------------------------------------------------------------------------------------------------------
                                     LEASE INFORMATION
----------------------------------------------------------------------------------------------------------

OPEN END LEASE - PERIOD BEGINS: 08/95  TOTAL CAPITALIZATION:  17,722.38
* * * * * * RATES BELOW REFLECT DEPRECIATION AND ADMINISTRATIVE FEE ONLY * * * * * *

                     RATE     AMT
 1ST-12TH MONTH     .02590    $459.01   PER MONTH DEPRECIATION PERIOD 40 MONTHS @ $443.06
13TH-24TH MONTH     .02590    $459.01   PER MONTH
25TH-36TH MONTH     .02590    $459.01   PER MONTH

                                     FINANCIAL INFO

INT-TYPE:  FLOAT   INDEX:  COMM PAPER   FACTOR-SCHEDULE:  107
----------------------------------------------------------------------------------------------------------
                                                                                      CENTMARTINE

MAILING   AMERICAN PHARMACEUTICAL       DRIVER NAME:   TERRY DAVIS
ADDRESS:  ATTN: LISA DILLON                 ADDRESS:   2324 RIDGEPOINT DR.
          1771 W DIEHL ROAD                            SUITE 41
          SUITE 210                                    AUSTIN TX 78754
          NAPERVILLE IL 60563

                     Date   09/21/95              By            [SIG]
                          ------------               --------------------------
                                                        Authorized Signature

                                   DUPLICATE

                         MOTOR VEHICLE LEASE AGREEMENT
[ARI LOGO]

     AUTOMOTIVE RENTALS, INC. (ARI) hereby leases to AMERICAN PHARMACEUTICAL SERVICES, INC. (Lessee), the vehicle referred to herein for the rental set forth herein. This Lease Agreement and any assignment hereof is subject to all the terms and conditions of the Agreement dated 10/13/94 between ARI and Lessee covering the leasing of vehicles to Lessee all of which are incorporated herein by reference.

ARI hereby assigns to CORESTATES BANK NA AGENT (Assignee) all right, title and interest of ARI in and to all moneys due and to become due under this Lease Agreement and ARI hereby authorizes Assignee to collect all such moneys when due, either in the name of Assignee or ARI. Lessee hereby agrees to this assignment.

To induce Assignee to accept on assignment of ARI's rights hereunder, Lessee agrees that upon such assignment all rights and remedies of ARI hereunder shall vest in and be exercisable by Assignee that Lessee will render performance of Lessee's obligation hereunder to Assignee rather than ARI and that the rights of Assignee to rentals and other sums due hereunder shall not be subject to any defense (except payment), off-set, counter-claim or recoupment of Lessee whatsoever arising from the breach of warranty or representation relating to the motor vehicle whether made by the manufacturer thereof, ARI or any other person, or arising from the breach or failure of ARI to observe or perform the provisions of this Lease Agreement or any other agreement between ARI and Lessee or arising from any course whatsoever. Lessee also agrees that nothing (including termination of this Lease Agreement) except full payment to Assignee of the Capitalized Value set forth below, with interest to date of such payment as specified below, shall be sufficient to terminate liability of Lessee to make payment to Assignee under this Lease Agreement. Lessee also agrees to continue to make prompt payment to Assignee of the rentals due hereunder even if bankruptcy, reorganization, arrangement, insolvency, liquidation or dissolution proceedings are instituted by or against ARI and regardless whether a trustee or receiver in any such proceedings shall assume or reject this Lease Agreement or other agreement between ARI and Lessee. Lessee also agrees that Assignee does not assume any obligations arising hereunder and Lessee will look solely to ARI for the performance of any such obligations.

----------------------------------------------------------------------------------------------------------
                                     VEHICLE INFORMATION
----------------------------------------------------------------------------------------------------------
     YR & MAKE - 1995 FORD           MODEL         - A14   C VAN    VEHICLE # - 0025-09506
     ENGINE    - 6 CYL. 3.0 LITER    EXT COLOR     - OXFORD WHITE     LESSEE # - 0647-00
     SERIAL #  - 1FTDA14U4SZA35043   DELIVERY DATE - 03/20/95       REVISION DATE:08/16/95 REVISION NO: 02

----------------------------------------------------------------------------------------------------------
S = SIDEBILLED  D = DEALER INSTALLED      EQUIPMENT
----------------------------------------------------------------------------------------------------------
VINYL INT           000000
SWING LOCK MIRR
MANUAL AIR COND
CRUISE/TILT
AM/FM STEREO
DUAL BUCKETS
P215/75R14 BSW
FRONT LICENSE
3.73 AXLE RATIO
FXD SD DOOR GLS

----------------------------------------------------------------------------------------------------------
                                             COST
----------------------------------------------------------------------------------------------------------

                                  CAPPED                        CAPPED                     CAPPED
         DESCRIPTION              AMOUNT        DESCRIPTION     AMOUNT     DESCRIPTION     AMOUNT
----------------------------------------------------------------------------------------------------------
BASE COST                         15,955.35
P&H                                  150.00
MODAGRAFICS         BODY CST1          9.25
DLR INSTL ITEMS                      355.00
SALES TAX                            977.21
TOTAL COST                        17,466.81

----------------------------------------------------------------------------------------------------------
                                     LEASE INFORMATION
----------------------------------------------------------------------------------------------------------

OPEN END LEASE - PERIOD BEGINS: 04/95  TOTAL CAPITALIZATION:  17,466.81
* * * * * * RATES BELOW REFLECT DEPRECIATION AND ADMINISTRATIVE FEE ONLY * * * * * *

                     RATE     AMT
 1ST-12TH MONTH     .02590    $452.39   PER MONTH DEPRECIATION PERIOD 40 MONTHS @ $436.67
13TH-24TH MONTH     .02590    $452.39   PER MONTH
25TH-36TH MONTH     .02590    $452.39   PER MONTH
37TH-40TH MONTH     .02590    $452.39   PER MONTH

                                     FINANCIAL INFO

INT-TYPE:  FLOAT   INDEX:  COMM PAPER   FACTOR-SCHEDULE:  107

----------------------------------------------------------------------------------------------------------
                                                                                CENTMARTINE

MAILING   AMERICAN PHARMACEUTICAL      DRIVER NAME:   TERRY DAVIS
ADDRESS:  ATTN: LISA GREENE                 ADDRESS:   2324 RIDGEPOINT DR.
          1771 W DIEHL ROAD                            SUITE E1
          SUITE 210                                    AUSTIN TX 78754
          NAPERVILLE IL 60563

                     Date   04/24/95              By            [SIG]
                          ------------               --------------------------
                                                        Authorized Signature

                                   DUPLICATE

[ARI LOGO]               MOTOR VEHICLE LEASE AGREEMENT



     AUTOMOTIVE RENTALS, INC. (ARI) hereby leases to AMERICAN PHARMACEUTICAL SERVICES, INC. (Lessee), the vehicle referred to herein for the rental set forth herein. This Lease Agreement and any assignment hereof is subject to all the terms and conditions of the Agreement dated 10/13/94 between ARI and Lessee covering the leasing of vehicles to Lessee all of which are incorporated herein by reference.

ARI hereby assigns to CORESTATES BANK NA AGENT (Assignee) all right, title and interest of ARI in and to all moneys due and to become due under this Lease Agreement and ARI hereby authorizes Assignee to collect all such moneys when due, either in the name of Assignee or ARI. Lessee hereby agrees to this assignment.

To induce Assignee to accept on assignment of ARI's rights hereunder, Lessee agrees that upon such assignment all rights and remedies of ARI hereunder shall vest in and be exercisable by Assignee that Lessee will render performance of Lessee's obligation hereunder to Assignee rather than ARI and that the rights of Assignee to rentals and other sums due hereunder shall not be subject to any defense (except payment), off-set, counter-claim or recoupment of Lessee whatsoever arising from the breach of warranty or representation relating to the motor vehicle whether made by the manufacturer thereof, ARI or any other person, or arising from the breach or failure of ARI to observe or perform the provisions of this Lease Agreement or any other agreement between ARI and Lessee or arising from any course whatsoever. Lessee also agrees that nothing (including termination of this Lease Agreement) except full payment to Assignee of the Capitalized Value set forth below, with interest to date of such payment as specified below, shall be sufficient to terminate liability of Lessee to make payment to Assignee under this Lease Agreement. Lessee also agrees to continue to make prompt payment to Assignee of the rentals due hereunder even if bankruptcy, reorganization, arrangement, insolvency, liquidation or dissolution proceedings are instituted by or against ARI and regardless whether a trustee or receiver in any such proceedings shall assume or reject this Lease Agreement or other agreement between ARI and Lessee. Lessee also agrees that Assignee does not assume any obligations arising hereunder and Lessee will look solely to ARI for the performance of any such obligations.

----------------------------------------------------------------------------------------------------------
                                     VEHICLE INFORMATION
----------------------------------------------------------------------------------------------------------
     YR & MAKE - 1995 FORD           MODEL         - A14   C VAN    VEHICLE # - 0025-09411
     ENGINE    - 6 CYL. 3.0 LITER    EXT COLOR     - OXFORD WHITE     LESSEE # - 0647-01
     SERIAL #  - 1FTDA14U8SZA00733   DELIVERY DATE - 10/13/94       REVISION DATE:00/00/00 REVISION NO: 00

----------------------------------------------------------------------------------------------------------
S = SIDEBILLED  D = DEALER INSTALLED      EQUIPMENT
----------------------------------------------------------------------------------------------------------
VINYL INT           S/DR FIXED GLS
STD AIR COND        1860#PAYLOAD
TINT GLASS ALL      S/LK PLR MIRROR
RADIO AM/FM STE  D  004200
PWR STEERING
PWR DISC BRAKES
STD TRIM
DUAL BUCKETS
P215/TIRES
3.73 AXLE RATIO
----------------------------------------------------------------------------------------------------------
                                     COST
----------------------------------------------------------------------------------------------------------
                               CAPPED                          CAPPED                     CAPPED
         DESCRIPTION           AMOUNT        DESCRIPTION       AMOUNT     DESCRIPTION     AMOUNT
----------------------------------------------------------------------------------------------------------
BASE COST                      16,347.85
P&H                               150.00
DLR INSTL ITEMS                   290.00
FLEET INCENTIVE                   400.00-
INCENTIVE 2                       200.00-
SALES TAX                       1,002.37
TOTAL COST                     17,190.22

----------------------------------------------------------------------------------------------------------
                               LEASE INFORMATION
----------------------------------------------------------------------------------------------------------

OPEN END LEASE - PERIOD BEGINS: 10/94 TOTAL CAPITALIZATION: 17,190.22
* * * * * * RATES BELOW REFLECT DEPRECIATION AND ADMINISTRATIVE FEE ONLY * * * * * *

                     RATE     AMT
 1ST-12TH MONTH     .02570    $441.79   PER MONTH DEPRECIATION PERIOD 40 MONTHS @ $429.76
13TH-24TH MONTH     .02570    $441.79   PER MONTH
25TH-36TH MONTH     .02570    $441.79   PER MONTH
37TH-40TH MONTH     .02570    $441.79   PER MONTH

                                FINANCIAL INFO

INT-TYPE:  FLOAT   INDEX:  COMM PAPER   FACTOR-SCHEDULE:  108A
----------------------------------------------------------------------------------------------------------

                                                                CENTMARTINEZ 320

MAILING   AMERICAN PHARMACEUTICAL       DRIVER NAME:   TERRY DAVIS
ADDRESS:  ATTN: LISA GREENE                 ADDRESS:   2324 RIDGEPOINT DR.
          1771 W DIEHL ROAD                            SUITE E1
          SUITE 210                                    AUSTIN TX 78754
          NAPERVILLE IL 60563


                     Date   10/14/94              By            [SIG]
                          ------------               --------------------------
                                                        Authorized Signature

                                   DUPLICATE

[ARI LOGO]               MOTOR VEHICLE LEASE AGREEMENT

     AUTOMOTIVE RENTALS, INC. (ARI) hereby leases to ABBEY PHARMACEUTICAL SERVICES (Lessee), the vehicle referred to herein for the rental set forth herein. This Lease Agreement and any assignment hereof is subject to all the terms and conditions of the Agreement dated 05/28/92 between ARI and Lessee covering the leasing of vehicles to Lessee all of which are incorporated herein by reference.

ARI hereby assigns to CORESTATES BANK NA AGENT (Assignee) all right, title and interest of ARI in and to all moneys due and to become due under this Lease Agreement and ARI hereby authorizes Assignee to collect all such moneys when due, either in the name of Assignee or ARI. Lessee hereby agrees to this assignment.

To induce Assignee to accept on assignment of ARI's rights hereunder, Lessee agrees that upon such assignment all rights and remedies of ARI hereunder shall vest in and be exercisable by Assignee that Lessee will render performance of Lessee's obligation hereunder to Assignee rather than ARI and that the rights of Assignee to rentals and other sums due hereunder shall not be subject to any defense (except payment), off-set, counter-claim or recoupment of Lessee whatsoever arising from the breach of warranty or representation relating to the motor vehicle whether made by the manufacturer thereof, ARI or any other person, or arising from the breach or failure of ARI to observe or perform the provisions of this Lease Agreement or any other agreement between ARI and Lessee or arising from any course whatsoever. Lessee also agrees that nothing (including termination of this Lease Agreement) except full payment to Assignee of the Capitalized Value set forth below, with interest to date of such payment as specified below, shall be sufficient to terminate liability of Lessee to make payment to Assignee under this Lease Agreement. Lessee also agrees to continue to make prompt payment to Assignee of the rentals due hereunder even if bankruptcy, reorganization, arrangement, insolvency, liquidation or dissolution proceedings are instituted by or against ARI and regardless whether a trustee or receiver in any such proceedings shall assume or reject this Lease Agreement or other agreement between ARI and Lessee. Lessee also agrees that Assignee does not assume any obligations arising hereunder and Lessee will look solely to ARI for the performance of any such obligations.

----------------------------------------------------------------------------------------------------------
                              VEHICLE INFORMATION
----------------------------------------------------------------------------------------------------------
     YR & MAKE - 1994 FORD           MODEL         - A14   C VAN    VEHICLE # -     -09409
     ENGINE    - 6 CYL. 3.0 LITER    EXT COLOR     - WHITE            LESSEE # - 0847-01
     SERIAL #  - 1FTDA14U9RZB34046   DELIVERY DATE - 08/10/94       REVISION DATE:00/00/00 REVISION NO: 00

----------------------------------------------------------------------------------------------------------
S = SIDEBILLED  D = DEALER INSTALLED      EQUIPMENT
----------------------------------------------------------------------------------------------------------
VINYL INT           004200
TD AIR COND
INT GLASS ALL
AM-FM STEREO
PWR STEERING
PWR DISC BRAKES
STD TRIM
DUAL BUCKETS
FIXED GLS S/D
STLD WHEEL CVRS
----------------------------------------------------------------------------------------------------------
                                     COST
----------------------------------------------------------------------------------------------------------
                                  CAPPED                        CAPPED                     CAPPED
         DESCRIPTION              AMOUNT        DESCRIPTION     AMOUNT     DESCRIPTION     AMOUNT
----------------------------------------------------------------------------------------------------------
BASE COST                         16,415.85
P&H                                  150.00
FLEET INCENTIVE                      400.00-
SALES TAX                          1,000.99
TOTAL COST                        17,166.84

----------------------------------------------------------------------------------------------------------
                               LEASE INFORMATION
----------------------------------------------------------------------------------------------------------

OPEN END LEASE - PERIOD BEGINS: 08/94  TOTAL CAPITALIZATION:  17,166.84
* * * * * * RATES BELOW REFLECT DEPRECIATION AND ADMINISTRATIVE FEE ONLY * * * * * *

                     RATE     AMT
 1ST-12TH MONTH     .02570    $441.19   PER MONTH DEPRECIATION PERIOD 40 MONTHS @ $429.17
13TH-24TH MONTH     .02570    $441.19   PER MONTH
25TH-36TH MONTH     .02570    $441.19   PER MONTH
37TH-40TH MONTH     .02570    $441.19   PER MONTH

                                     FINANCIAL INFO

INT-TYPE:  FLOAT   INDEX:  COMM PAPER   FACTOR-SCHEDULE:  108A
----------------------------------------------------------------------------------------------------------
                                                                CENTMARTINEZ 320

MAILING   AMERICAN PHARMACEUTICAL       DRIVER NAME:   TERRY DAVIS
ADDRESS:  ATTN: LISA GREENE                 ADDRESS:   2324 RIDGEPOINT DR.
          1771 W DIEHL ROAD                            SUITE G1
          SUITE 210                                    AUSTIN TX 78754
          NAPERVILLE IL 60563


                     Date   08/11/94              By            [SIG]
                          ------------               --------------------------
                                                        Authorized Signature

                                 SCHEDULE 6.8

                       PENDING GOVERNMENT INVESTIGATIONS


                                     NONE.

                                 SCHEDULE 6.13

                             FINANCIAL STATEMENTS


                                [SEE ATTACHED]

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    Austin
                              September 30, 1995



 Desc                         October   November December   January    February   March     April     May       June     July
------------------------------------------------------------------------------------------------------------------------------------
Revenue
 Enteral                      56,691    56,261    50,513     40,722     40,381    43,913    54,765    49,889    53,384   56,409
 Wholesale                     6,574    11,202     9,729     11,585     11,890    10,456    10,616    13,512    10,265   14,748
 Billing Service Fee           1,000     1,100     1,000        520        890       450       770       810     1,790      660
 Option                       10,231     7,074     8,968      8,125     10,282    11,779     9,240    13,187    14,619   13,153
                             -------   -------   -------    -------    -------    ------    ------    ------    ------   ------
     Enteral Total            74,496    75,637    70,210     60,952     63,443    66,598    75,391    77,398    80,058   84,970

  Urological                  17,150    18,886    20,417     18,130     17,805     8,879    16,996    15,583    20,641   23,689
  Wholesale                        0         0         0          0          0         0         0         0         0        0
                             -------   -------   -------    -------     ------    ------    ------    ------    ------   ------
      Urological Total        17,150    18,886    20,417     18,130     17,805     8,879    16,996    15,583    20,641   23,689

  Orthotics                    9,514     8,244     5,616      4,017      5,003         0         0         0     3,006    3,409
    Wholesale                      0         0         0          0          0         0         0         0         0        0
                             -------   -------   -------    -------     ------    ------   -------    ------    ------   ------
       Orthotics Total         9,514     8,244     5,616      4,017      5,003         0         0         0     3,006    3,409

  Wound Care Part B            3,930       253     3,184       (493)     3,682     5,484     2,757     9,893     2,003   41,375
  Wound Care Non B/Whse            0         0         0          0          0        56       258       450      (256)     371
                             --------  -------   -------    -------     ------    ------     ------   ------    ------   -----
        Wound Care Total       3,930       253     3,184       (493)     3,682     5,540     3,015    10,343     1,747   41,746

  I.V.                         3,420     5,376    10,281      7,610     11,726    26,079     5,791     7,964    14,379   17,159

  Pharmacy                   146,380   150,807   149,769    151,196    123,581   155,678   159,676   179,227   185,874   58,415
  Medicaid                    99,573   107,073   129,104    126,595    119,478   150,463   117,363   135,263   128,952   81,335
  Contractual Allowance       (6,876)  (11,571)  (16,346)   (16,347)   (16,347)  (30,093)  (23,473)  (27,053)  (25,791)  36,267)
  Consulting                   6,907     5,640     5,061      5,157      5,474    15,340     9,660    16,177    13,673   16,012
  Correctional                     0         0         0          0          0         0         0         0         0        0
  Corr. Billing Serv. Fee          0         0         0          0          0         0         0         0         0        0
  Oxygen                           0         0         0          0          0         0         0         0         0        0
  Oxygen Medicaid                  0         0         0          0          0         0         0         0         0        0
  Retail                      21,906    13,231    11,506     12,288     21,541    20,450     9,358    32,078     5,074   (4,940)
  Other                          (92)        0         0          0          0         0         0         0         0        0
                             -------   -------   -------    -------    -------   -------   -------   -------   -------   ------
       Pharmacy Total        267,798   265,180   279,094    278,889    253,727   311,838   272,594   335,692   307,982   14,555
                             -------   -------   -------    -------    -------   -------   -------   -------   -------   ------
  Total Revenue              376,308   373,576   388,802    369,105    355,386   418,934   373,787   446,980   427,813   85,528

 Contractual Allowance %        (6.9%)   (10.6%)   (12.7%)    (12.9%)    (13.7%)   (20.0%)   (20.0%)   (20.0%)   (20.0%)  (20.0%)

   Desc                         August     September     YTD Actuals
---------------------------------------------------------------------
Revenue
 Enteral                          61,139    74,608           638,675
 Wholesale                        13,434    10,961           134,972
 Billing Service Fee                 770       470            10,230
 Option                            4,975     7,284           118,917
                                 -------    ------           -------
     Enteral Total                80,318    93,323           902,794

  Urological                      15,944    16,973           211,093
  Wholesale                            0         0                 0
                                  ------    ------           -------
      Urological Total            15,944    16,973           211,093

  Orthotics                            0         0            38,809
    Wholesale                          0         0                 0
                                  ------    ------           -------
       Orthotics Total                 0         0            38,809

  Wound Care Part B               21,099    33,076           126,243
  Wound Care Non B/Whse              690     1,092             2,661
                                  ------   -------           -------
       Wound Care Total           21,789    34,168           128,904

  I.V.                             9,022    13,841           132,648

  Pharmacy                       206,236   188,738         1,957,667
  Medicaid                       149,080   149,448         1,593,727
  Contractual Allowance          (29,816)  (29,890)         (269,870)
  Consulting                      16,639    15,671           131,611
  Correctional                         0         0                 0
  Corr. Billing Serv. Fee              0         0                 0
  Oxygen                               0         0                 0
  Oxygen Medicaid                      0         0                 0
  Retail                           8,063      (258)          150,307
  Other                                0         0               (92)

       Pharmacy Total            352,292   323,909         3,563,550
                                 -------   -------         ---------
 Total Revenue                   479,365   482,214         4,977,796

Contractual Allowance %            (20.0%)   (20.0%)           (16.9%)

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    Austin
                              September 30, 1995

        Desc                  October     November   December   January   February   March    April      May       June     July
----------------------------------------------------------------------------------------------------------------------------------
COGS
 Enteral                       29,242     34,793     23,236     18,732    18,575    20,200    25,192    22,949    24,556    25,948
 Wholesale                      3,391          0      4,475      5,329     5,469     4,810     4,883     6,216     4,722     6,784
 Option                         5,278          0      4,585      3,977     5,139     7,783     4,604     6,438     7,548     6,354
                              -------    -------    -------    -------   -------   -------   -------   -------   -------   -------
  Enteral Total                37,911     34,793     32,296     28,038    29,183    32,793    34,679    35,603    36,826    39,086

 Urological                    12,540      8,688      9,392      8,340     8,190     4,084     7,818     7,168     9,495    10,897
 Wholesale                          0          0          0          0         0         0         0         0         0         0
                              -------    -------    -------    -------   -------   -------   -------   -------   -------   -------
  Urological Total             12,540      8,688      9,392      8,340     8,190     4,084     7,818     7,168     9,495    10,897

 Orthotics                          0      3,792      2,584      1,848     2,301         0         0         0     1,383     1,568

 Wound Care                         0        116      1,465       (227)    1,694     2,546     1,658     5,689       961    22,960

 I.V.                               0      1,882      3,598      2,663     4,104     9,127     2,027     2,787     5,033     6,005

 Pharmacy                     170,221    169,221    178,669    178,473   161,861   193,317   226,693   146,588   188,680   194,650

 Contractual Allowance              0          0          0          0         0         0         0         0         0         0
 Correctional                       0          0          0          0         0         0         0         0         0         0
 Oxygen                             0          0          0        127         0         0         0       174         0         0
 Retail                             0          0          0          0         0         0         0         0         0         0
 Other                         17,293      3,303      4,861      2,270     2,046    (6,592)      877      (206)    1,617       921
                              -------    -------    -------    -------   -------   -------   -------   -------   -------   -------
  Pharmacy Total              187,514    172,524    183,530    180,870   163,907   186,725   227,570   146,556   190,297   195,571
                              -------    -------    -------    -------   -------   -------   -------   -------   -------   -------
 Total COGS                   237,965    221,795    232,865    221,532   209,379   235,277   273,752   197,803   243,995   276,067


        Desc                    August    September  YTD Actuals
----------------------------------------------------------------
COGS
 Enteral                         26,124     4,152    275,699
 Wholesale                        6,180     5,042     57,301
 Option                           2,643     3,567     57,916
                                -------   -------  ---------
  Enteral Total                  36,947    12,761    390,916

 Urological                       7,334     7,808    101,754
 Wholesale                            0         0          0
                                -------   -------  ---------
  Urological Total                7,334     7,808    101,754
 Orthotics                            0         0     13,476

 Wound Care                      11,984    21,408     70,256

 I.V.                             3,158     4,845     45,229

 Pharmacy                       218,845   200,841  2,228,059
 Contractual Allowance                0         0          0
 Correctional                         0         0          0
 Oxygen                               0         0        301
 Retail                               0         0          0
 Other                            1,805     2,504     30,699
                                -------   -------  ---------
  Pharmacy Total                220,650   203,345  2,259,059
                                -------   -------  ---------
 Total COGS                     280,073   150,167  2,680,690

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    Austin
                              September 30, 1995


       Desc                    October    November    December    January    February    March       April
------------------------------------------------------------------------------------------------------------
Gross Profit
  Enteral                      27,449     21,468      27,277      21,990      21,806      23,713      29,573
  Wholesale                     3,183     11,202       5,254       6,256       6,421       5,646       5,733
  Billing Service Fee           1,000      1,100       1,000         520         890         450         770
  Option                        4,953      7,074       4,383       4,148       5,143       3,996       4,636
                              -------    -------     -------     -------     -------     -------     -------
    Total Enteral              36,585     40,844      37,914      32,914      34,260      33,805      40,712

Urological                      4,610     10,198      11,025       9,790       9,615       4,795       9,178
Wholesale                           0          0           0           0           0           0           0
                              -------    -------     -------     -------     -------     -------     -------
    Total Urological            4,610     10,198      11,025       9,790       9,615       4,795       9,178

    Total Orthotics             9,514      4,452       3,032       2,169       2,702           0           0

    Total Wound Care            3,930        137       1,719        (266)      1,988       2,992       1,357

    Total I.V.                  3,420      3,494       6,683       4,947       7,622      16,952       3,764

  Pharmacy                     75,732     88,659     100,204      99,318      81,198     112,824      50,346
  Contractual Allowance        (6,876)   (11,571)    (16,346)    (16,347)    (16,347)    (30,093)    (23,473)
  Consulting                    6,907      5,640       5,061       5,157       5,474      15,340       9,660
  Correctional                      0          0           0           0           0           0           0
  Oxygen                            0          0           0        (127)          0           0           0
  Retail                       21,906     13,231      11,506      12,288      21,541      20,450       9,368
  Other                       (17,385)    (3,303)     (4,861)     (2,270)     (2,046)      6,592        (877)
                              -------    -------     -------     -------     -------     -------     -------
    Total Pharmacy             80,284     92,656      95,564      98,019      89,820     125,113      45,024
                              -------    -------     -------     -------     -------     -------     -------
  Total Gross Profit          138,343    151,781     155,937     147,573     146,007     183,657     100,035

  Enteral %                      49.1%      54.0%       54.0%       54.0%       54.0%       50.8%       54.0%
  Urological %                   26.9%      54.0%       54.0%       54.0%       54.0%       54.0%       54.0%
  Orthotics %                   100.0%      54.0%       54.0%       54.0%       54.0%        0.0%        0.0%
  Wound Care %                  100.0%      54.2%       54.0%       54.0%       54.0%       54.0%       45.0%
  I.V. %                        100.0%      65.0%       65.0%       65.0%       65.0%       65.0%       65.0%
  Pharmacy %                     30.0%      34.9%       34.2%       35.1%       35.4%       40.1%       16.5%
    Total Gross Profit %         36.8%      40.6%       40.1%       40.0%       41.1%       43.8%       26.8%

     Desc                      May        June        July        August     September   YTD Actuals
-----------------------------------------------------------------------------------------------------
Gross Profit
  Enteral                      26,940     28,828      30,461      33,015      70,456     362,976
  Wholesale                     7,296      5,543       7,964       7,254       5,919      77,671
  Billing Service Fee             810      1,790         660         770         470      10,230
  Option                        6,749      7,071       6,799       2,332       3,717      61,001
                              -------    -------     -------     -------     -------   ---------
    Total Enteral              41,795     43,232      45,884      43,371      80,562     511,878

Urological                      8,415     11,146      12,792       8,610       9,165     109,339
Wholesale                           0          0           0           0           0           0
                              -------    -------     -------     -------     -------   ---------
    Total Urological            8,415     11,146      12,792       8,610       9,165     109,339

    Total Orthotics                 0      1,623       1,841           0           0      25,333

    Total Wound Care            4,654        786      18,786       9,805      12,760      58,648

    Total I.V.                  5,177      9,346      11,154       5,864       8,996      87,419

  Pharmacy                    167,902    126,146     145,100     138,561     137,345   1,323,335
  Contractual Allowance       (27,053)   (25,791)    (36,267)    (29,816)    (29,890)   (269,870)
  Consulting                   16,177     13,873      16,012      16,639      15,871     131,811
  Correctional                      0          0           0           0           0           0
  Oxygen                         (174)         0           0           0           0        (301)
  Retail                       32,078      5,074      (4,940)      8,063        (258)    150,307
  Other                           206     (1,617)       (921)     (1,805)     (2,504)    (30,791)
                              -------    -------     -------     -------     -------   ---------
    Total Pharmacy            189,136    117,685     118,984     131,642     120,564   1,304,491
                              -------    -------     -------     -------     -------   ---------
  Total Gross Profit          249,177    183,818     209,441     199,292     232,047   2,097,108

  Enteral %                      54.0%      54.0%       54.0%       54.0%       56.3%       56.7%
  Urological %                   54.0%      54.0%       54.0%       54.0%       54.0%       51.8%
  Orthotics %                     0.0%      54.0%       54.0%        0.0%        0.0%       65.3%
  Wound Care %                   45.0%      45.0%       45.0%       45.0%       37.3%       45.5%
  I.V. %                         65.0%      65.0%       65.0%       65.0%       65.0%       65.9%
  Pharmacy %                     56.3%      38.2%       37.8%       37.4%       37.2%       36.6%
    Total Gross Profit %         55.7%      43.0%       43.1%       41.6%       48.1%       42.1%

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    Austin
                              September 30, 1995

      Desc                    October     November      December     January
-------------------------------------------------------------------------------

Salaries                       72,497        91,062      79,699       81,379
Mtb Bonus                       1,668         1,668       1,688        1,668
A/R Bonus                        (706)            0           0            0
Commissions                     4,591         2,078       4,120          694
FICA Taxes                      5,724         5,630       6,163        6,297
Unemployment  Taxes               156           153         577        1,110
Workmen's Comp Insurance        4,328         4,204       6,403        4,995
General Insurance               1,510         1,510       5,896          390
Denver City Tax                     0             0           0            0
Group Health Insurance          1,577         8,805       5,582        6,245
401K                                0            98         163          110
                              -------       -------     -------      -------
     Salaries                  91,343       115,206     110,269      102,886

Vehicle GE Capital                 83             0          63           68
Vehicle Repairs                     0             0           0            0
Vehicle Gasoline                  697             0           0        1,462
Vehicle Misc.                       0         1,428         155          629
                              -------       --------    -------       -------
     Vehicle                      780          1,428        218         2,159

Travel & Lodging                  883          3,465      1,781         2,683
Meats                             535            219        161           334
Entertainment                     255            333        497            62
Mileage                           541              0          0             0
Car Allowance                   1,200          1,500      1,500         1,500
Shows & Conventions             4,907            381          0             0
                              -------        -------   --------       -------
     Travel Expense             8,321          5,898      3,939         4,579

Consulting Services              5000          1,600        610           575
Audit Fees                          0              0          0             0
Legal Fees                          0              0          0             0
Misc Professional Services      1,436          1,476      3,799         1,184
                              -------        -------    -------       -------
     Professional Services      1,936          3,078      4,409         1,759

Office Space                    7,584              0      6,695         6,695
Other Space Rental                 91              0         91           202
                              -------        -------     -------      -------
     Space Rental               7,675              0       6,766        6,897

    Desc.                     June           July        August     September
-------------------------------------------------------------------------------
                                                                    C>
Salaries                       79,797         78,929      84,148       79,287
Mtb Bonus                       4,833          3,633       4,933        5,833
A/R Bonus                         184              0           0         (334)
Commissions                       292          1,798       2,165        1,794
FICA Taxes                      5,885          7,664       6,118        6,703
Unemployment  Taxes               194            186         181          119
Workmen's Comp Insurance        6,499          3,448      (1,207)       1,028
General Insurance              (1,845)         2,539       3,375        2,183
Denver City Tax                     0              0           0            0
Group Health Insurance          5,486          5,904       5,528        4,832
401K                              245            174         174           14
                              -------        -------     -------      -------
     Salaries                 101,570        104,275     105,415      100,457

Vehicle GE Capital              1,126          1,117       1,117        1,110
Vehicle Repairs                   213          1,056       1,528        1,969
Vehicle Gasoline                    0          1,702           0        3,671
Vehicle Misc.                       0              0           0            0
                              -------        -------     -------      -------
     Vehicle                    1,339          3,875       2,645        6,750

Travel & Lodging                4,245          2,175       1,528        1,624
Meats                             320            388         278          372
Entertainment                       0            144           0          338
Mileage                             0              0           0            0
Car Allowance                   1,500          1,500       1,500        1,500
Shows & Conventions               403              0           0            0
                              -------        -------     -------      -------
     Travel Expense             6,468          4,207       3,306        3,834

Consulting Services                 0              0           0            0
Audit Fees                          0              0           0            0

Legal Fees                      1,069           (138)      (1,089)         75
Misc Professional Services        530              0          865         210
                              -------        -------      -------       -----
     Professional Services      1,619           (138)        (224)        285

Office Space                    7,203          7,627        6,127       6,127
Other Space Rental                168            256          394         230
                              -------        -------      -------     -------
     Space Rental               7,371          7,883        6,521       6,357

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    Austin
                              September 30, 1995

     Desc               October   November  December  January   February    March
                        -------   --------  --------  -------   --------    -----
Machine & Equipment      1,022     1,337     1,412       (73)      925       925
Furn & Fixtures            412       412       392      (926)      687       550
Vehicles                   818     2,154     1,724     6,228     2,201     2,201
Leasehold Improvements   1,473     1,473     1,473     1,473     1,473     1,468
Building Improvements        0         0         0         0         0         0
Durable Medical Equip        0         0         0         0         0         0
Computer Hardware        1,358     1,358     1,321     2,900     1,395     1,395
Computer Software            0         0         0         0         0         0
                        ------    ------    ------    ------    ------    ------
  Depreciation Expenses  5,083     6,734     6,322     9,602     6,681     6,539

Employee Relations         375       107       202       827       342       273
Temporary Services         124         0         0         0         0         0
Employee Education       1,592        63        63        63        75       119
Recruiting               1,200     1,200     1,054     1,000         0         0
Office Supplies          1,728     2,063     3,691     2,708     1,428     2,000
Independent Business         0         0       776       200       875        75
Small Equipment              0         0         0         0         0         0
Furniture & Equip
  Rentals                  513       395     1,517       539       342     1,001
Repairs & Maintenance       52     3,159     2,162     1,135       373       495
Telephone                4,114     3,286     1,384     6,422     2,901     2,182
Cellular Phone             178       239       262       258       370       534
Advertising                583       421       307       618       935      (112)
Postage                    483       581       527       103       811       343
Freight                     94        54         0     1,149       488        89
Janitorial                 351       351       351       351       351       351
Dues/Subscription           12         0        44         0         0        40
Professional Licenses        0         0       420         0        85         0
Uniforms                     0         0         0         0         0         0
Computer                     0        11         0       864     2,065       907
Utilities                1,189         0       827     2,622     2,404       602
General Taxes                0         0         0    (1,580)        0       294
Tax Penalty                  0       147         0         0         0         0
Donations &
  Contributions              0         0         0         0         0         0
Property Taxes           1,325     1,325     1,325     9,453     1,325     1,325
LTC Link                     0         0         0         0         0         0
Other Misc Income            0         0    (1,706)        0         0      (500)
Other Misc Expenses          0       (61)        0    17,050         0         0
                        ------    ------    ------    ------    ------    ------
  Other Misc. Expenses  13,911    13,361    13,204    43,862    15,170    10,018
                        ------    ------    ------    ------    ------    ------
  Total Other Expenses  37,706    30,497    34,878    68,858    40,024    37,312

                                                                           YTD
      Desc                May      June      July     August  September  Actuals
                          ---      ----      ----     ------  ---------  -------
Machine & Equipment        925     1,398     1,017     1,089     5,982    16,884
Furn & Fixtures            580       580       454       758       734     5,183
Vehicles                 2,028     2,099     1,711     2,099     2,099    22,978
Leasehold Improvements   1,473     1,473     1,473     1,473     1,473    17,671
Building Improvements        0         0         0         0         0         0
Durable Medical Equip        0         0         0         0         0         0
Computer Hardware        1,395     1,395     1,395     1,395     1,395    18,097
Computer Software            0         0         0         0         0         0
                        ------    ------    ------    ------    ------   -------
  Depreciation Expenses  6,401     6,945     6,050     6,814    11,683    80,813

Employee Relations         182       197       125        75        45     2,869
Temporary Services           0         0        65       100         0       289
Employee Education          66        74        72       101        66     2,420
Recruiting                   0         0         0         0         0     4,454
Office Supplies          2,924      (340)    1,780     2,878     2,893    24,616
Independent Business       622       898     2,381       563     1,478     8,729
Small Equipment              9         0         0         0         0         9
Furniture & Equip
  Rentals                  469       972       678     2,142     1,315     9,905
Repairs & Maintenance    1,870    (2,159)      587       678       619     9,297
Telephone                2,461     2,575     3,018     2,725     1,673    33,873
Cellular Phone             319       864        47     1,285       687     5,347
Advertising              1,705       677       736       689       850     7,809
Postage                    734       199       428       625       287     6,902
Freight                    210       972       103        16       249     3,568
Janitorial                 392       351       351         0       351     3,902
Dues/Subscription            0         6         0        80         0       577
Professional Licenses        0         0         0         0         0       505
Uniforms                     0         0         0       843       136       979
Computer                 1,560     2,039     2,387     1,329     1,347    13,013
Utilities                2,282     1,144     1,261     1,329     1,247    15,568
General Taxes               22         0        61        13       127      (911)
Tax Penalty                 94         0         0         0         0       241
Donations &
  Contributions              0         0         0         0         0         0
Property Taxes           1,325     1,325     1,325     1,325     1,325    24,028
LTC Link                     0         0         0      (594)     (108)     (702)
Other Misc Income            0         0         0      (247)      (13)   (2,468)
Other Misc Expenses          0       128      (582)        0         0    16,535
                        ------    ------    ------    ------    ------   -------
  Other Misc. Expenses  17,246     9,922    14,823    15,955    14,574   191,354
                        ------    ------    ------    ------    ------   -------
  Total Other Expenses  35,213    33,684    36,700    35,017    43,483   457,323

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    Austin
                              September 30, 1995

        Desc                  October    November   December   January   February
---------------------------------------------------------------------------------
 Partner Service Charges            0          0          0          0         0
 Bad Debt Facility              1,663        671      1,920      2,068     2,068
 Bad Debt Medicare              5,404      1,171      4,097      3,472     4,261
 Bad Debt Medicaid              2,781      2,865      3,383      3,308     3,094
 Bad Debt Private               5,259      3,286      4,990      5,060     4,518
 Bad Debt Other                     0        215        411        305       569
                              -------    -------    -------    -------   -------
  Bad Debt                     15,127      8,208     14,801    14,211     14,408

  Total Operating Expense     144,178    153,911    159,948    185,955   152,451

 Amortization Nondeductible         0          0          0          0         0
 Amortization Deductible            0          0          0          0         0

  Earnings From Operations     (5,833)     2,130      (4,011)  (38,382)   (6,444)

 Interest/Income/Dividend           0          0          0          0         0
 Interest Expense                 338         22        182        187       164
 Minority Interest                  0          0          0          0         0
                              -------    -------    -------    -------   -------
  Earnings Before Allocations  (6,171)    (2,152)    (4,193)   (38,569)   (6,608)

Corporate Allocations               0          0          0          0         0
                              -------    -------    -------    -------   -------
  Earnings Before Taxes        (6,171)    (2,152)    (4,193)   (38,569)   (6,608)

 State Income Tax                   0          0          0          0         0
 Federal Income Tax                 0          0          0          0         0
                              -------    -------    -------    -------   -------

  Income Tax                        0          0          0          0         0

  Net Income                  (6,171)    (2,152)    (4,193)   (38,569)   (6,608)
                              =======     =======    ======    =======    ======

 Percent to Sales
 ----------------
 Salaries %                     24.3%      30.8%      28.4%      27.9%     27.6%
 Vehicle %                       0.2%       0.4%       0.1%       0.6%      0.3%
 Professional Services %         0.5%       0.6%       1.1%       0.5%      0.9%
 Space Rental %                  2.0%       0.0%       1.7%       1.9%      2.5%
 Depreciation %                  1.4%       1.8%       1.6%       2.6%      1.9%
 Other Misc. Expense %           3.7%       3.6%       3.4%      11.9%      4.3%
  Total Other Expenses %        10.0%       8.2%       9.0%      18.7%     11.3%
 Bad Debt %                      4.0%       2.2%       3.8%       3.9%      4.1%
  Total Op. Expense %           38.3%      41.2%      41.1%      50.4%     42.9%
  Earnings From Operations %    (1.6%)     (0.6%)     (1.0%)    (10.4%)    (1.8%)
  Net Income %                  (1.6%)     (0.6%)     (1.1%)    (10.4%)    (1.9%)

        Desc                  August     September  YTD Actuals
----------------------------------------------------------------
 Partner Service Charges            0          0          0
 Bad Debt Facility              2,071      1,823     22,904
 Bad Debt Medicare              4,663      8,701     59,749
 Bad Debt Medicaid              3,578      3,587     39,717
 Bad Debt Private               4,991      6,131     63,458
 Bad Debt Other                   361        554      5,169
                              -------    -------    -------
  Bad Debt                     15,864     20,796    190,997

  Total Operating Expense     156,296    164,736  1,927,844

 Amortization Nondeductible         0          0          0
 Amortization Deductible            0          0          0

  Earnings From Operations     42,996     67,311    169,264

 Interest/Income/Dividend           0          0          0
 Interest Expense             (12,568)     1,617      7,063
 Minority Interest                  0          0          0
                              -------    -------    -------
  Earnings Before Allocations  55,564     65,694    162,201

 Corporate Allocations              0          0          0
                              -------    -------    -------
  Earnings Before Taxes        55,564     65,694    162,201

 State Income Tax                   0          0          0
 Federal Income Tax                 0          0          0
                              -------    -------    -------

  Income Tax                        0          0          0

  Net Income                   55,564     65,694    162,201
                              =======     ======    =======

 Percent to Sales
 ----------------
 Salaries %                      22.0%      20.8%      25.7%
 Vehicle %                        0.6%       1.4%       0.6%
 Professional Services %        (0.0%)       0.1%       0.4%
 Space Rental %                   1.4%       1.3%       1.6%
 Depreciation %                   1.4%       2.4%       1.6%
 Other Misc. Expense %            3.3%       3.0%       3.8%
  Total Other Expenses %          7.3%       9.0%       9.2%
 Bad Debt %                       3.3%       4.3%       3.8%
  Total Op. Expense %            32.6%      34.2%      38.7%
  Earnings From Operations %      9.0%      14.0%       3.4%
  Net Income %                   11.6%      13.6%       3.3%

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    Austin
                              September 30, 1996

 Desc                             October   November   December   January   February
------------------------------------------------------------------------------------
Revenue
 Enteral                          54,452    46,134    51,198     43,299     84,699
 Wholesale                        12,580    12,357    11,514     11,008      9,883
 Billing Service Fee                 600       720       540        300        330
 Option                            5,214     6,453     2,508      1,590      2,596
                                 -------   --------  -------    -------    -------
     Enteral Total                72,846    85,664    65,760     56,197     97,508

  Urological                      12,527    13,658    13,522     16,062     14,967
  Wholesale                            0         0         0          0          0
                                 -------   -------   -------    -------    -------
      Urological Total            12,527    13,658    13,522     16,062     14,967

  Orthotics                          867         0         0          0          0
   Wholesale                           0         0         0          0          0
                                 -------   -------   -------    -------    -------
       Orthotics Total               867         0         0          0          0

  Wound Care Part B               32,328    40,130    (6,999)    21,377     19,380
  Wound Care Non B/Whlse             879       510     1,130      2,052       (121)
                                 -------   -------   -------    -------    -------
        Wound Car Total           33,207    40,640    (5,869)    23,429     19,259

  Vencor/Vencare                       0         0         0          0      1,581
  Resp Supplies                        0         0         0          0          0
  Concent Rentals                      0         0         0          0          0
                                 -------   -------   -------    -------    -------
       Respiratory Total               0         0         0          0      1,581

  I.V.                             9,183    16,909     5,900     16,261     18,879

  Pharmacy                       209,510   164,770   192,077    214,848    200,433
  Medicaid                       158,068   146,975   150,098    158,402    122,383
  Contractual Allowance          (31,614)  (29,395)  (30,020)   (31,680)   (24,477)
  Consulting                      18,697    16,049    10,286      8,947     13,579
  Correctional                         0         0         0          0          0
  Corr. Billing Serv. Fee              0         0         0          0          0
  Oxygen                               0         0         0          0          0
  Oxygen Medicaid                      0         0         0          0          0
  Retail                           4,176     1,744     3,041      3,742      1,993
  Other                                0         0         0          0          0
                                 --------  -------   -------    -------    -------
       Pharmacy Total            358,837   300,143   325,482    354,259    313,911
                                 -------   -------   -------    -------    -------
  Total Revenue                  487,467   437,014   404,795    466,206    466,105

 Contractual Allowance %           (20.0%)   (20.0%)   (20.0%)    (20.0%)    (20.0%)

   Desc                          August    September       YTD Actuals
---------------------------------------------------------------------
Revenue
 Enteral                          15,208    49,457           654,504
 Wholesale                         3,020     8,259           112,094
 Billing Service Fee                (450)        0             2,760
 Option                                0         0            21,168
                                 -------    ------           -------
     Enteral Total                17,778    57,716           690,546

  Urological                       7,014     7,335           131,849
  Wholesale                            0         0                 0
                                  ------    ------           -------
      Urological Total             7,014     7,335           131,849

  Orthotics                       (2,052)        0             5,553
    Wholesale                          0         0                 0
                                  ------    ------           -------
       Orthotics Total            (2,052)        0             5,533

  Wound Care Part B                2,823    21,756           210,318
  Wound Care Non B/Whlse             (10)      338             6,280
                                  ------   -------           -------
       Wound Car Total             2,813    22,094           216,598

  Vencor/Vencare                   1,631     1,539            11,187
  Resp Supplies                        0         0                 0
  Concent Rentals                      0         0                 0
                                  ------    ------           -------
        Respiratory Total          1,631     1,539            11,187

  I.V.                            20,569    11,759           177,205

  Pharmacy                       196,643   195,336         2,360,009
  Medicaid                       261,053   239,651         2,346,996
  Contractual Allowance          (52,211)  (47,930)         (469,401)
  Consulting                      13,739    13,795           163,960
  Correctional                         0         0                 0
  Corr. Billing Serv. Fee              0         0                 0
  Oxygen                               0         0                 0
  Oxygen Medicaid                      0         0                 0
  Retail                           2,442     1,983            37,858
  Other                              408     2,361             2,835
                                 -------   -------         ---------
       Pharmacy Total            424,074   405,196         4,442,279
                                 -------   -------         ---------
 Total Revenue                   471,827   505,639         5,675,197

Contractual Allowance %            (20.0%)   (20.0%)           (20.0%)

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                     Austin
                               September 30, 1996

        Desc              October    November   December   January    February    Ma
------------------------------------------------------------------------------------
COGS
  Enteral                  24,367     20,645     22,911     19,376     37,903      3
  Wholesale                 5,629      5,530      5,152      4,926      4,423      4
  Option                    2,602      3,210      1,365      1,113      1,617      1
                          -------    -------    -------    -------    -------    ---
    Enteral Total          32,598     29,385     29,428     25,415     44,143      9
  Urological                7,720      8,417      8,333      9,899      9,224      7
  Wholesale                   534       (534)         0          0          0
                          -------    -------    -------    -------    -------    ---
    Urological Total        8,254      7,883      8,333      9,899      9,224      7
  Orthotics                   399          0          0          0          0
  Wound Care               15,986     19,565     (2,825)    11,278      9,271      7
  Vencor/Vencare                0          0          0          0      1,423      1
  Resp Supplies                 0          0          0          0          0
  Concent Rentals               0          0          0          0          0
                          -------    -------    -------    -------    -------    ---
    Respiratory total           0          0          0          0      1,423      1
  I.V.                      3,306      6,087      2,124      5,854      6,796      6
  Pharmacy                207,928    173,667    189,557    211,089    183,593    205
  Contractual Allowance         0          0          0          0          0
  Correctional                  0          0          0          0          0
  Oxygen                        0          0          0          0          0
  Retail                        0      2,570     (2,570)         0          0
  Other                       676      3,335      3,128      1,289      3,243      1
                          -------    -------    -------    -------    -------    ---
    Pharmacy Total        208,604    179,572    190,115    212,378    186,836    207
                          -------    -------    -------    -------    -------    ---
  Total COGS              269,147    242,492    227,175    264,824    257,693    240

        Desc                May        June       July       August      September
----------------------------------------------------------------------------------
COGS
  Enteral                    24,448     43,962     (6,431)     5,931      19,288
  Wholesale                   5,888      4,059      5,937      7,780       7,601
  Option                          0          0          0          0           0
                            -------    -------    -------    -------     -------
    Enteral Total            30,336     48,021       (494)     8,711      26,889
  Urological                  6,686      2,642      5,960      4,910       5,134
  Wholesale                       0          0          0          0           0
                            -------    -------    -------    -------     -------
    Urological Total          6,686      2,642      5,960      4,910       5,134
  Orthotics                    (143)      (128)     2,809       (944)          0
  Wound Care                  8,924      6,919     10,424      1,407      11,047
  Vencor/Vencare                785      1,959       (363)     1,468       1,320
  Resp Supplies                   0          0          0          0           0
  Concent Rentals                 0          0          0          0           0
                            -------    -------    -------    -------     -------
    Respiratory total           785      1,959       (363)     1,468       1,320
  I.V.                        4,525      4,608      9,705     12,788       7,311
  Pharmacy                  248,789    220,210    266,053    263,312     243,381
  Contractual Allowance           0          0          0          0           0
  Correctional                    0          0          0          0           0
  Oxygen                          0          0          0          0           0
  Retail                          0          0          0          0           0
  Other                         740      4,565          4      2,076       1,861
                            -------    -------    -------    -------     -------
    Pharmacy Total          249,529    224,775    266,057    265,388     245,242
                            -------    -------    -------    -------     -------
  Total COGS                300,642    288,796    294,098    293,728     296,943

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    Austin
                              September 30, 1996

       Desc                    October    November    December    January    February    March       April
------------------------------------------------------------------------------------------------------------
Gross profit
  Enteral                      30,085     25,489      28,287      23,923      46,796       3,886      27,177
  Wholesale                     6,951      6,827       6,362       6,082       5,460       5,714       5,010
  Billing Service Fee             600        720         540         300         330         480          70
  Option                        2,612      3,243       1,143         477         779         848           0
                              -------    -------     -------     -------     -------     -------     -------
    Total Enteral              40,248     36,279      36,332      30,782      53,365      10,928      32,257

Urological                      4,807      5,241       5,189       6,163       5,743       4,926       4,119
Wholesale                        (534)       534           0           0           0           0           0
                              -------    -------     -------     -------     -------     -------     -------
    Total Urological            4,273      5,775       5,189       6,163       5,743       4,926       4,119

    Total Orthotics               468          0           0           0           0           0         653

    Total Wound Care           17,221     21,075      (3,044)     12,151       9,988       8,112       6,160

  Vencor/Vencare                    0          0           0           0         158         252         196
  Resp Supplies                     0          0           0           0           0           0           0
  Concent Rentals                   0          0           0           0           0           0           0
                              -------    -------     -------     -------     -------     -------     -------
    Respiratory Total               0          0           0           0         158         252         196

    Total I.V.                  5,877     10,822       3,776      10,407      12,083      11,999      17,088

  Pharmacy                    159,650    138,078     152,618     162,161     139,223     163,424     190,088
  Contractual Allowance       (31,614)   (29,395)    (30,020)    (31,680)    (24,477)    (34,774)    (47,130)
  Consulting                   18,697     16,049      10,286       8,947      13,579      13,586      13,855
  Correctional                      0          0           0           0           0           0           0
  Oxygen                            0          0           0           0           0           0           0
  Retail                        4,176       (826)      5,611       3,742       1,993       2,133       3,022
  Other                          (676)    (3,335)     (3,128)     (1,289)     (3,243)     (1,619)     (3,909)
                              -------    -------     -------     -------     -------     -------     -------
    Total Pharmacy            150,233    120,571     135,367     141,881     127,075     142,750     155,926
                              -------    -------     -------     -------     -------     -------     -------
  Total Gross Profit          218,320    194,522     177,620     201,384     208,412     178,967     216,399

  Enteral %                      55.3%      55.2%       55.2%       54.8%       54.7%       52.8%       55.3%
  Urological %                   34.1%      42.3%       38.4%       38.4%       38.4%       38.4%       38.4%
  Orthotics %                    54.0%       0.0%        0.0%        0.0%        0.0%        0.0%       54.0%
  Wound Care %                   51.9%      51.9%       51.9%       51.9%       51.9%       51.9%       51.9%
  Respiratory %                   0.0%       0.0%        0.0%        0.0%       10.0%       14.0%          0
  I.V. %                         64.0%      64.0%       64.0%       64.0%       64.0%       64.0%       64.0%
  Pharmacy %                     41.9%      40.2%       41.6%       40.1%       40.5%       40.8%       40.0%
    Total Gross Profit %         44.8%      44.5%       43.9%       43.2%       44.7%       42.6%       43.3%

     Desc                      May        June        July        August     September   YTD Actuals
-----------------------------------------------------------------------------------------------------
Gross profit
  Enteral                      30,186     71,728     (10,058)      9,277      30,169       316,945
  Wholesale                     7,269        399         513         240         658        51,485
  Billing Service Fee             170       (300)        300        (450)          0         2,760
  Option                            0          0           0           0           0         9,102
                              -------    -------     -------     -------     -------     ---------

    Total Enteral              37,625     71,827      (9,245)      9,067      30,827       380,292

Urological                      4,162      1,187       2,554       2,104       2,201        48,396
Wholesale                           0          0           0           0           0             0
                              -------    -------     -------     -------     -------     ---------
    Total Urological            4,162      1,187       2,554       2,104       2,201        48,396

    Total Orthotics              (169)      (157)      3,297      (1,108)          0         2,964

    Total Wound Care            9,613      7,201      10,424       1,406      11,047       111,354

  Vencor/Vencare                  117        299        (122)        163         219         1,282

  Resp Supplies                     0          0           0           0           0             0
  Concent Rentals                   0          0           0           0           0             0
                              -------    -------     -------     -------     -------     ---------
    Respiratory Total             117        299        (122)        163         219         1,282

    Total I.V.                  8,045      2,925       2,489       7,781       4,448        97,740

  Pharmacy                    195,399    169,781     205,758     196,384     191,606     2,064,170
  Contractual Allowance       (46,052)   (43,856)    (50,262)    (52,211)    (47,930)     (469,401)
  Consulting                   13,925     13,819      13,703      13,739      13,795       163,960
  Correctional                      0          0           0           0           0             0
  Oxygen                            0          0           0           0           0             0
  Retail                        8,783      2,466       2,333       2,442       1,983        37,858
  Other                          (674)    (4,565)         (4)     (1,665)        500       (23,610)
                              -------    -------     -------     -------     -------     ---------
    Total Pharmacy            171,381    137,645     171,528     158,686     159,954     1,772,997
                              -------    -------     -------     -------     -------     ---------
  Total Gross Profit          230,774    220,927     180,925     178,099     206,696     2,415,045

  Enteral %                      55.4%      59.9%       94.9%       51.0%       53.4%         55.1%
  Urological %                   38.4%      31.0%       30.0%       30.0%       30.0%         36.7%
  Orthotics %                    54.2%      55.1%       54.0%       54.0%        0.0%         53.9%
  Wound Care %                   51.9%      51.0%       50.0%       50.0%       50.0%         51.4%
  Respiratory %                  13.0%      13.2%       25.2%       10.0%       14.2%         11.5%
  I.V. %                         64.0%      38.8%       20.4%       37.8%       37.8%         55.2%
  Pharmacy %                     40.7%      38.0%       39.2%       37.4%       39.5%         39.9%
    Total Gross Profit %         43.4%      43.3%       38.1%       37.7%       41.3%         42.6%

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    Austin
                              September 30, 1996

      Desc                    October     November      December     January      February     March        April         May
--------------------------------------------------------------------------------------------------------------------------------
Salaries                       79,945        76,423      79,141       78,665        72,718      72,842         81,405      79,025
MtB Bonus                       1,668         1,666       1,666         (211)        1,197       1,197         (7,181)          0
A/R Bonus                       4,509         4,489      (7,873)         573           248        (231)           186          73
Commissions                     1,101         3,395       3,422        1,674         2,377       2,389          1,014       1,906
FICA Taxes                      5,723         5,234       5,002        6,426         5,705       5,706          5,490       5,830
Unemployment  Taxes                37            87          53        1,893           855         494            243         182
Workmen's Comp Insurance        3,407         3,212       3,662        3,129         3,023       3,087          3,489       3,349
General Insurance               2,069         1,975       2,228        1,925         1,857       1,862          2,080       2,041
Denver City Tax                     0             0           0            0             0           0              0           0
Group Health Insurance          5,885         4,752       5,083        5,235         5,361      (2,098)         2,992       4,669
401K                                0             0           0          287           153         241            183         308
                              -------       -------     -------      -------       -------     -------        -------     -------
     Salaries                 104,342       101,233      92,384       99,596        93,494      85,489         89,901      97,383

Vehicle GE Capital                132            89          98           89            83         160              0         124
Vehicle Repairs                   146           214       1,830          921         1,158       1,536            709         722
Vehicle Gasoline                    0         3,785          53        4,056         1,863          10          2,372       3,377
Vehicle Misc.                       0             0           0            0             0           0              0           0
                              -------       -------     -------      -------       -------     -------        -------     -------
     Vehicle                      278         4,088       1,981        5,068         3,104       1,706          3,081       4,223

Travel & Lodging                1,529         1,162         249          406          (158)        172              0         173
Meals                              95           288         222          292           146         141             22         103
Entertainment                       0             0         742           75            45          98             84          61
Mileage                             0           679       1,216        1,543         1,487       1,270          1,612       1,523
Car Allowance                   1,500         1,500       1,500        1,500         1,500       1,500          1,500       1,500
Shows & Conventions                 0             8           0            0             0           0              0           0
                              -------       -------    --------      -------       -------     -------        -------     -------
     Travel Expense             3,124         3,637       3,929        3,816         3,020       3,181          3,218       3,360

Consulting Services                 0             0       2,198        1,060             0           0              0           0
Audit Fees                          0             0           0            0             0           0              0           0
Legal Fees                          0             0           0          216           221         325            125         549
Misc Professional Services          0             0           0            0         1,757       1,504              0           0
                              -------       -------     -------      -------       -------     -------        -------     -------
     Professional Services          0             0       2,198        1,276         1,978       1,829            125         549

Office Space                    6,127         6,127       6,127        6,127         9,321       8,430          4,530       6,480
Other Space Rental                230           301         230          230           230         230            230         230
                              -------       -------     -------      -------        ------     -------        -------     -------
     Space Rental               6,357         6,428       6,357        6,357         9,551       8,660          4,760       6,710

    Desc.                        June          July         August       September       YTD Actuals
----------------------------------------------------------------------------------------------------
Salaries                        77,443         87,884        70,295           76,721         932,507
Mtb Bonus                            0              0         2,394            1,197           3,591
A/R Bonus                            0              0            54              269           2,297
Commissions                      3,028          3,482          (771)           2,618          25,635
FICA Taxes                       6,377          6,478         4,384            4,889          67,244
Unemployment  Taxes                 92          1,388        (1,088)             174           4,410
Workmen's Comp Insurance         3,113            713        (2,769)           2,808          30,221
General Insurance                1,818          2,240          (839)           1,640          20,896
Denver City Tax                      0              0             0                0               0
Group Health Insurance           4,453          4,627         4,468            5,035          50,460
401K                               262          1,666        (1,721)               0           1,379
                               -------        -------       -------          -------       ---------
     Salaries                   96,586        108,478        74,405           95,349       1,138,640

Vehicle GE Capital                  95             87            99              161           1,217
Vehicle Repairs                  2,190            338           426            1,539          11,729
Vehicle Gasoline                 1,460          2,878         2,888            2,133          24,875
Vehicle Misc.                        0              0             0                0               0
                               -------        -------       -------          -------       ---------
     Vehicle                     3,745          3,303         3,413            3,833          37,821

Travel & Lodging                   140              0           101             (605)          3,169
Meals                              146             83            54              114           1,706
Entertainment                       86              0             0                0           1,191
Mileage                          1,077          1,396         1,072            1,476          14,351
Car Allowance                    1,500          1,875         1,685            1,419          18,479
Shows & Conventions                  0              0             0                0               8
                               -------        -------       -------          -------       ---------
     Travel Expense              2,949          3,354         2,912            2,404          38,904

Consulting Services                505          1,050         1,110                0           5,923
Audit Fees                           0              0             0                0               0
Legal Fees                         329         (1,220)            0            1,382           1,927
Misc Professional Services       1,391              0           750                0           5,402
                               -------        -------       -------            -----       ---------
     Professional Services       2,225           (170)        1,860            1,382          13,252

Office Space                     6,863          7,246         6,863            6,863          81,104
Other Space Rental                 135            368             0              674           3,066
                               -------        -------       -------          -------       ---------
     Space Rental                6,998          7,612         6,863            7,537          84,190

                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    Austin
                              September 30, 1996

        Desc              October    November    December    January    February     March     April
----------------------------------------------------------------------------------------------------
Machine & Equipment           534      1,854       2,582       1,547      1,547      1,547     1,547
Furn & Fixtures               734        490         734         893        714      1,498       882
Vehicles                    2,099      3,003       3,463       2,588      2,582      2,365     2,365
Leasehold Improvements      1,473      1,473       1,473       1,473      1,473      1,473     1,473
Building Improvements           0          0           0           0          0          0         0
Durable Medical Equip           0          0           0           0          0          0         0
Computer Hardware           1,395        528       1,418       1,413      1,325      1,325     1,325
Computer Software               0          0           0           0          0          0         0
                           ------     ------      ------      ------     ------     ------    ------
  Depreciation Expense      6,235      7,348       9,670       7,914      7,621      8,168     7,592

Employee Relations             23         16         658         163         15        194       202
Temporary Services              0        160           0         225          0          0       220
Employee Education             70         80       1,064         996        298       (904)       21
Recruiting                      0        202           0           0          0          0         0
Office Supplies               184      4,072       3,192       3,390      3,358      2,002     2,050
Independent Business           95        745         900         733      1,084         54     1,100
Small Equipment                 0          0           0           0          0          0         0
Furniture & Equip Rentals   1,459        443       1,266         634      1,218        517     1,007
Repairs & Maintenance         768      2,186         447         936        752        198       348
Telephone                   2,738      2,307       1,680       3,167      3,312       (189)    2,619
Cellular Phone                953        342         568       1,069        305        539     1,025
Advertising                   746        550         726         640        552        482       524
Postage                       755        211         697         647        734        310       882
Freight                       101         23          52          96       (171)       241        39
Janitorial                    703        352         352         352        274        484       349
Dues/Subscription               0         15           0         100          0        342         0
Professional Licenses           0          0           0           0          0          0         0
Uniforms                        0         44           0           0          0          0         0
Computer                      619        744         791         677        558      1,307     1,091
Utilities                   1,024        883         822         715        780      1,039       790
General Taxes                   0          0           0           0          0          0       242
Tax Penalty                     0          0           0           0          0          0         0
Donations & Contributions       0          0           0           0          0          0         0
Property Taxes                600        725         725       2,145      2,145      2,145     2,145
LTC Link                        0          0           0           0          0          0         0
Other Misc Income            (672)       (63)       (117)      2,860          0          0         0
Other Misc Expense              0        468           0         (24)       250       (477)        0
                           ------     ------      ------      ------     ------     ------    ------
  Other Misc. Expenses     10,164     14,535      13,858      19,527     15,464      8,284    14,654
                           ------     ------      ------      ------     ------     ------    ------
  Total Other Expenses     26,158     36,036      37,993      43,958     40,738     31,826    33,430

        Desc                  May        June        July      August     September    YTD Actuals
--------------------------------------------------------------------------------------------------
Machine & Equipment         1,547       1,548       1,547       1,547        1,548        18,893
Furn & Fixtures               882         913         913         913          913        10,437
Vehicles                    4,748       2,762       3,095       3,095        2,750        34,895
Leasehold Improvements      1,473       1,473       1,473       1,473        1,473        17,678
Building Improvements           0           0           0           0            0             0
Durable Medical Equip           0           0           0           0            0             0
Computer Hardware           1,325       1,325       1,325       1,325        1,543        15,572
Computer Software               0           0           0           0            0             0
                           ------      ------      ------      ------       ------       -------

Depreciation Expense        9,975       8,021       8,353       8,353        8,225        97,473
Employee Relations            273          78         113         106          245         2,066
Temporary Services          3,095         930         560          80        1,696         6,966
Employee Education              0          83           0          14           48         1,770
Recruiting                      0         167           0           0           42           411
Office Supplies             1,679       2,118         588       2,183        1,826        26,612
Independent Business          945         548       1,850         148        1,404         9,602
Small Equipment                 0           0           0           0            0             0
Furniture & Equip Rentals   1,293         634       1,269         363        1,238        11,361
Repairs & Maintenance         447         707         311         896          825         8,819
Telephone                   2,311       1,011       1,416       1,243        2,891        24,506
Cellular Phone                534         968         494         516          869         8,182
Advertising                   335         568         455         716          559         6,853
Postage                       635          42       1,055         698          759         7,425
Freight                        15          34          60          13           73           576
Janitorial                      0         349         698         487          352         4,752
Dues/Subscriptions             75         240           0           0            0           772
Professional Licenses           0           0           0           0            0             0
Uniforms                        0           0           0           0            0            44
Computer                      941       1,357         497       1,008        1,505        11,123
Utilities                   1,028       1,226          13       2,720        1,150        12,190
General Taxes                  54           0           0       2,597       16,338        19,252
Tax Penalty                     0           0           0           0            0             0
Donations & Contributions      30           0           0           0            0            30
Property Taxes              2,135       2,135       2,135       2,135        1,118        20,288
LTC Link                        0           0           0           0            0             0
Other Misc Income             445        (145)         66         (46)          (3)        2,292
Other Misc Expense            128           0          21         192         (210)          348
                           ------      ------      ------      ------       ------       -------
  Other Misc Expenses      16,398      13,045      11,571      16,065       32,695       186,260
                           ------      ------      ------      ------       ------       -------
  Total Other Expenses     41,215      36,983      34,023      39,468       56,076       457,900

                    AMERICAN PHARMACEUTICAL SERVICES, INC.

                                    Austin
                              September 30, 1996

Desc                             October    November   December   January    February     March      April
-----------------------------------------------------------------------------------------------------------
Partner Service Charges

Bad Debt Facility                  2,104      2,033      1,785      1,754      1,642       1,503      1,070
Bad Debt  Medicare                 7,236      8,809      4,388      5,170      8,738       1,954      5,154
Bad Debt Medicaid                  3,794      3,527      3,602      3,802      2,937       4,172      5,656
Bad Debt Private                   6,972      5,477      6,162      6,828      8,840       6,329      6,027
Bad Debt Other                       837        676        237        650        755         750      1,068
                                 -------    -------    -------    -------    -------     -------    -------
  Bad Debt                        20,473     20,522     16,174     18,202     20,552      14,708     18,975

  Total Operating Expense        150,973    157,791    146,551    161,754    154,784     132,023    142,306

Amortization Nondeductible             0          0          0          0          0           0          0
Amortization Deductible                0          0          0          0          0           0          0

  Earnings From Operations        67,347     36,731     31,069     39,630     53,628      46,944     74,093

Interest Income/Dividend               0          0          0          0          0           0          0
Interest Expense                   1,692      1,465      1,381      1,371      1,334       1,510      1,000
Minority Interest                      0          0          0          0          0           0          0
                                 -------    -------    -------    -------    -------     -------    -------
  Earnings Before Allocation      65,655     35,266     29,688     38,259     52,294      45,434     73,093

Corporate Allocations                  0          0          0          0          0           0          0
                                 -------    -------    -------    -------    -------     -------    -------
  Earnings Before Taxes           65,655     35,266     29,688     38,259     52,294      45,434     73,093

State Income Tax                       0          0          0          0          0           0          0
Federal Income Tax                     0          0          0          0          0           0          0
                                 -------    -------    -------    -------    -------     -------    -------
  Income Tax                           0          0          0          0          0           0          0
  Net Income                      65,655     35,266     29,688     38,259     52,294      45,434     73,093
                                 =======    =======    =======    =======    =======     =======    =======
Percent to Sales
-----------------
Salaries %                         21.4%      23.2%      22.8%      21.4%      20.1%       20.4%      18.0%
Vehicle %                           0.1%       0.9%       0.5%       1.1%       0.7%        0.4%       0.6%
Professional Services %             0.0%       0.0%       0.5%       0.3%       0.4%        0.0%       0.0%
Space Rental %                      1.3%       1.5%       1.6%       1.4%       2.0%        2.1%       1.0%
Depreciation %                      1.3%       1.7%       2.4%       1.7%       1.6%        1.9%       1.5%
Other Misc. Expense %               2.1%       3.3%       3.4%       4.2%       3.3%        2.0%       2.9%
  Total Other Expenses %            5.4%       8.2%       9.4%       9.4%       8.7%        7.6%       6.7%
Bad Debt %                          4.2%       4.7%       4.0%       3.9%       4.4%        3.5%       3.8%
  Total Op. Expense %              31.0%      36.1%      36.2%      34.7%      33.2%       31.5%      28.4%
  Earnings From Operations %       13.5%       8.1%       7.3%       8.2%      11.2%       10.8%      14.6%
  Net Income %                     13.5%       8.1%       7.3%       8.2%      11.2%       10.8%      14.6


                     AMERICAN PHARMACEUTICAL SERVICES, INC.

                                     Austin
                               September 30, 1996



Desc                               May       June       July      August    September  YTD Actuals
---------------------------------------------------------------------------------------------------
Partner Service Charges

Bad Debt  Facility                 1,970        503        996        690        971
Bad Debt  Medicare                 5,391     10,331         98      1,832      5,014      64,115
Bad Debt Medicaid                  5,526      5,263      6,031      6,268      5,752      56,328
Bad Debt Private                   7,101      5,610      6,606      8,457    (78,596)     (8,549)
Bad Debt Other                       503        301        488        823        471       7,089
                                 -------    -------    -------    -------    -------     -------
 Bad Debt                         20,491     22,008     14,219     16,068    (66,388)    138,004

  Total Operating Expense        159,089    155,577    156,720    129,039     85,037   1,732,544

Amortization Nondeductible             0          0          0          0          0           0
Amortization Deductible                0          0          0          0          0           0

  Earnings From Operations        71,685     65,350     24,205     48,160    123,659     682,501

Interest Income/Dividend               0          0          0          0          0           0
Interest Expense                   1,627      1,214      1,206      1,193      1,100      16,093
Minority Interest                      0          0          0          0          0           0
                                 -------    -------    -------    -------    -------     -------
  Earnings Before Allocation      70,058     64,136     22,999     46,967    122,559     666,408

Corporate Allocations                  0          0          0          0          0           0
                                 -------    -------    -------    -------    -------     -------
  Earnings Before Taxes           70,058     64,136     22,999     46,967    122,559     666,408
State Income Tax                       0          0          0          0          0           0
Federal Income Tax                     0          0          0          0          0           0
                                 -------    -------    -------    -------    -------     -------
  Income Tax                           0          0          0          0          0           0
  Net Income                      70,058     64,136     22,999     46,967    122,559     666,408
                                 =======    =======    =======    =======    =======     =======

Percent to Series
-----------------
Salaries %                         18.3%      18.9%      22.8%      15.8%      18.9%       20.1%
Vehicle %                           0.8%       0.7%       0.7%       0.7%       0.8%        0.7%
Professional Services %             0.1%       0.4%      (0.0%)      0.4%       0.3%        0.2%
Space Rental %                      1.3%       1.4%       1.6%       1.5%       1.5%        1.5%
Depreciation %                      1.9%       1.6%       1.8%       1.6%       1.6%        1.7%
Other Misc. Expense %               3.1%       2.6%       2.4%       3.4%       6.5%        3.3%
  Total Other Expenses %            7.8%       7.3%       7.2%       8.4%      11.1%        8.1%
Bad Debt %                          3.9%       4.3%       3.0%       3.4%     (13.1%)       2.4%
  Total Op. Expense %              29.9%      30.5%      33.0%      27.6%      18.8%       30.5%
  Earnings From Operations %       13.2%      12.6%       4.6%      10.0%      24.2%       11.7%
  Net Income %                     13.2%      12.6%       4.6%      10.0%      24.2%       11.7%

                                 SCHEDULE 6.14

                     NONCOMPLIANCE WITH ENVIROMENTAL LAWS

                                     NONE.

                                 SCHEDULE 6.17

                            OUTSTANDING LITIGATION

                                     NONE.